                                                                    EXHIBIT 10.1

                       AMENDED AND RESTATED LOAN AGREEMENT
                                      among
                                METROCALL, INC.,
                                 the "Borrower";
                          THE TORONTO-DOMINION BANK and
                       THE FIRST NATIONAL BANK OF BOSTON,
                           collectively, the "Banks";
                                      with
              THE TORONTO-DOMINION BANK, as "Documentation Agent";
           THE FIRST NATIONAL BANK OF BOSTON, as "Syndication Agent";
        THE TORONTO-DOMINION BANK and THE FIRST NATIONAL BANK OF BOSTON,
                              as "Managing Agents";
                                       and
                         TORONTO DOMINION (TEXAS), INC.,
                     as "Administrative Agent" for the Banks

                                      INDEX

                                                                                                       Page
ARTICLE 1            Definitions.......................................................................   2

ARTICLE 2            Credit Facilities.................................................................  25

    Section 2.1             Commitments................................................................. 25
    Section 2.2             Manner of Borrowing and Disbursement........................................ 26
    Section 2.3             Interest.................................................................... 29
    Section 2.4             Commitment Fees............................................................. 31
    Section 2.5             Mandatory Commitment Reductions............................................. 31
    Section 2.6             Voluntary Commitment Reductions............................................. 32
    Section 2.7             Prepayments and Repayments.................................................. 33
    Section 2.8             Notes; Loan Accounts........................................................ 34
    Section 2.9             Manner of Payment........................................................... 35
    Section 2.10            Reimbursement............................................................... 36
    Section 2.11            Pro Rata Treatment.......................................................... 37
    Section 2.12            Capital Adequacy............................................................ 37
    Section 2.13            Bank Tax Forms.............................................................. 38

ARTICLE 3            Conditions Precedent............................................................... 38

    Section 3.1             Conditions Precedent to Effectiveness of
                            Agreement................................................................... 38
    Section 3.2             Conditions Precedent to Each Advance........................................ 42
    Section 3.3             Conditions Precedent to Effectiveness of
                            Increase in Facility A Commitment and
                            Effectiveness of Facility B Commitment...................................... 43

ARTICLE 4            Representations and Warranties..................................................... 44

    Section 4.1             Representations and Warranties.............................................. 44
    Section 4.2             Survival of Representations and
                            Warranties, etc............................................................. 52

                                                                                                        Page

ARTICLE 5            General Covenants.................................................................. 53

    Section 5.1             Preservation of Existence and Similar
                            Matters..................................................................... 53
    Section 5.2             Business; Compliance with Applicable
                            Law......................................................................... 53
    Section 5.3             Maintenance of Properties................................................... 53
    Section 5.4             Accounting Methods and Financial
                            Records..................................................................... 53
    Section 5.5             Insurance................................................................... 54
    Section 5.6             Payment of Taxes and Claims................................................. 54
    Section 5.7             Compliance with ERISA....................................................... 55
    Section 5.8             Visits and Inspections...................................................... 57
    Section 5.9             Payment of Indebtedness; Loans.............................................. 57
    Section 5.10            Use of Proceeds............................................................. 57
    Section 5.11            Indemnity................................................................... 58
    Section 5.12            Interest Rate Hedging....................................................... 59
    Section 5.13            Covenants Regarding Formation of
                            Subsidiaries and Acquisitions............................................... 59
    Section 5.14            Payment of Wages............................................................ 60
    Section 5.15            Further Assurances.......................................................... 60
    Section 5.16            License Subs................................................................ 61

ARTICLE 6            Information Covenants.............................................................. 61

    Section 6.1             Quarterly Financial Statements and
                            Information................................................................. 61
    Section 6.2             Annual Financial Statements and
                            Information................................................................. 62
    Section 6.3             Performance Certificates.................................................... 62
    Section 6.4             Copies of Other Reports..................................................... 63
    Section 6.5             Notice of Litigation and Other Matters...................................... 64

ARTICLE 7            Negative Covenants................................................................. 65

    Section 7.1             Indebtedness of the Borrower and its
                            Subsidiaries................................................................ 65
    Section 7.2             Limitation on Liens......................................................... 66
    Section 7.3             Amendment and Waiver........................................................ 67
    Section 7.4             Liquidation, Merger, or Disposition of
                            Assets...................................................................... 67
    Section 7.5             Limitation on Guaranties.................................................... 68
    Section 7.6             Investments and Acquisitions................................................ 68
    Section 7.7             Restricted Payments and Purchases........................................... 70
    Section 7.8             Senior Leverage Ratio....................................................... 70

                                                                                                        Page
    Section 7.9             Total Leverage Ratio........................................................ 71
    Section 7.10            Annualized Operating Cash Flow to Pro
                            Forma Debt Service Ratio.................................................... 71
    Section 7.11            Total Sources to Total Uses Ratio........................................... 72
    Section 7.12            Operating Cash Flow to Net Cash Interest
                            Expense Ratio............................................................... 72
    Section 7.13            Affiliate Transactions...................................................... 73
    Section 7.14            Real Estate................................................................. 73
    Section 7.15            ERISA Liabilities........................................................... 73
    Section 7.16            Unrestricted Subsidiaries................................................... 73
    Section 7.17            No Limitation on Upstream Dividends by
                                 Subsidiaries........................................................... 74

ARTICLE 8            Default............................................................................ 74

   Section 8.1              Events of Default........................................................... 74
   Section 8.2              Remedies.................................................................... 78
   Section 8.3              Payments Subsequent to Declaration of
                            Event of Default............................................................ 80

ARTICLE 9            The Administrative Agent........................................................... 81

   Section 9.1              Appointment and Authorization............................................... 81
   Section 9.2              Interest Holders............................................................ 81
   Section 9.3              Consultation with Counsel................................................... 81
   Section 9.4              Documents................................................................... 82
   Section 9.5              Administrative Agent and Affiliates......................................... 82
   Section 9.6              Responsibility of the Administrative
                            Agent....................................................................... 82
   Section 9.7              Security Documents.......................................................... 82
   Section 9.8              Action by the Administrative Agent.......................................... 83
   Section 9.9              Notice of Default or Event of Default....................................... 83
   Section 9.10             Responsibility Disclaimed................................................... 84
   Section 9.11             Indemnification............................................................. 84
   Section 9.12             Credit Decision............................................................. 85
   Section 9.13             Successor Administrative Agent.............................................. 85
   Section 9.14             Delegation of Duties........................................................ 86

ARTICLE 10           Change in Circumstances Affecting Eurodollar
                     Advances........................................................................... 86

    Section 10.1            Eurodollar Basis Determination
                            Inadequate or Unfair........................................................ 86
    Section 10.2            Illegality.................................................................. 86
    Section 10.3            Increased Costs............................................................. 87
    Section 10.4            Effect On Other Advances.................................................... 88

                                                                                                       Page
RTICLE 11           Miscellaneous...................................................................... 89

    Section 11.1           Notices..................................................................... 89
    Section 11.2           Expenses.................................................................... 90
    Section 11.3           Waivers..................................................................... 91
    Section 11.4           Set-Off..................................................................... 91
    Section 11.5           Assignment.................................................................. 92
    Section 11.6           Accounting Principles....................................................... 94
    Section 11.7           Counterparts................................................................ 95
    Section 11.8           Governing Law............................................................... 95
    Section 11.9           Severability................................................................ 95
    Section 11.10          Interest.................................................................... 95
    Section 11.11          Table of Contents and Headings.............................................. 96
    Section 11.12          Amendment and Waiver........................................................ 96
    Section 11.13          Entire Agreement............................................................ 97
    Section 11.14          Other Relationships......................................................... 97
    Section 11.15          Directly or Indirectly...................................................... 97
    Section 11.16          Reliance on and Survival of Various
                           Provisions.................................................................. 97
    Section 11.17          Senior Debt................................................................. 97
    Section 11.18          Obligations Several......................................................... 97

ARTICLE 12           Waiver of Jury Trial.............................................................. 98

    Section 12.1            Waiver of Jury Trial....................................................... 98

                                    EXHIBITS


Exhibit  A               -    Form of Borrower's Pledge Agreement
Exhibit  B               -    Form of Borrower Security Agreement
Exhibit  C               -    Form of Certificate of Financial Condition
Exhibit  D-1             -    Form of Facility A Note
Exhibit  D-2             -    Form of Facility B Note
Exhibit  E               -    Form of Request for Advance
Exhibit  F               -    Form of Trademark Security Agreement
Exhibit  G               -    Form of Use of Proceeds Letter
Exhibit  H               -    Form of Borrower's Loan Certificate
Exhibit  I               -    Form of Subsidiary Loan Certificate
Exhibit  J               -    Form of Master Subsidiary Security Agreement
Exhibit  K               -    Form of Master Subsidiary Guaranty
Exhibit  L               -    Form of Subsidiary Pledge Agreement
Exhibit  M               -    Form of Assignment and Assumption Agreement


                                    SCHEDULES


Schedule 1               -    Licenses
Schedule 2               -    Purchase Money Security Interests as of
                              Agreement Date
Schedule 3               -    Scheduled Acquisitions
Schedule 4               -    Real Estate Partnerships
Schedule 5               -    Subsidiaries
Schedule 6               -    Exceptions to Representations and Warranties
Schedule 7               -    License Subs
Schedule 8               -    Litigation
Schedule 9               -    Agreements with Affiliates
Schedule 10              -    Indebtedness for Money Borrowed Outstanding
                              After Agreement Date
Schedule 11              -    Amendments and Waivers to Charter and
                              Subordinated Debt Documents
Schedule 12              -    Proposed Real Estate Acquisition

                       AMENDED AND RESTATED LOAN AGREEMENT

                                METROCALL, INC.,
                                 the "Borrower";
                          THE TORONTO-DOMINION BANK and
                       THE FIRST NATIONAL BANK OF BOSTON,
                           collectively, the "Banks";
                                      with
              THE TORONTO-DOMINION BANK, as "Documentation Agent";
           THE FIRST NATIONAL BANK OF BOSTON, as "Syndication Agent";
        THE TORONTO-DOMINION BANK and THE FIRST NATIONAL BANK OF BOSTON,
                              as "Managing Agents";
                                       and
                         TORONTO DOMINION (TEXAS), INC.,
                    as "Administrative Agent" for the Banks,

             agree as follows as of the 20th day of September, 1996:


         WHEREAS, the Borrower, the Administrative Agent, the Banks and certain other financial institutions are all parties to that certain Loan Agreement dated as of August 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of November 30, 1994, that certain Second Amendment to Loan Agreement dated as of April 28, 1995, that certain Third Amendment to Loan Agreement dated as of October 2, 1995, and that certain Fourth Amendment to Loan Agreement dated as of April 15, 1996 (collectively, the "Prior Loan Agreement"); and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks consent to certain amendments to the Prior Loan Agreement, as more fully set forth in this Amended and Restated Loan Agreement; and

         WHEREAS, the Administrative Agent and the Banks have agreed to amend and restate the Prior Loan Agreement in its entirety as set forth herein; and

         WHEREAS, the Borrower acknowledges and agrees that the Security Interest (as defined in the Prior Loan Agreement) granted to the Administrative Agent, for itself and on behalf of the Banks pursuant to the Prior Loan Agreement and the Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith shall remain outstanding and in full force and effect in accordance with the Prior Loan Agreement and shall continue to secure the Obligations (as defined herein); and

         WHEREAS, the Borrower acknowledges and agrees that (i) the Obligations (as defined herein) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Prior Loan

Agreement) arising in connection with the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith; (ii) the parties hereto intend that the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Indebtedness under the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith as so amended, restated, restructured, renewed, extended, consolidated and modified hereunder, together with all other Obligations hereunder; (iii) all Liens evidenced by the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith are hereby ratified, confirmed and continued; and (iv) the Loan Documents (as defined herein) are intended to restructure, restate, renew, extend, consolidate, amend and modify the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith; and

         WHEREAS, the parties hereto intend that (i) the provisions of the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith, to the extent restructured, restated, renewed, extended, consolidated, amended and modified hereby, are hereby superseded and replaced by the provisions hereof and of the Loan Documents (as defined herein): and (ii) the Notes (as hereinafter defined) amend, renew, extend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish the indebtedness arising under, the promissory notes issued pursuant to the Prior Loan Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby amend and restate the Prior Loan Agreement as follows:


                                    ARTICLE 1

                                   Definitions

         For the purposes of this Agreement:

         "A+ Indenture" shall mean that certain Indenture dated as of October 24, 1995 between A+ Communications, Inc. and IBJ Schroder Bank & Trust Company with respect to the 11 7/8% Senior Subordinated Notes Due 2005 of A+ Network, Inc.

        "A+ Merger" shall mean that certain merger of A+ Network, Inc., a Tennessee corporation, with and into the Borrower, with the Borrower being the survivor of such merger.

         "A+ Merger Date" shall mean the date on which the Managing Agents receive evidence satisfactory to them that the A+ Merger has been consummated.

         "A+ Merger Events Completion Date" shall mean the date on which the later of the following occurs: (a) the A+ Merger Date and (b) the Managing Agents receive evidence satisfactory to them that not less than $25,000,000 in additional equity net of reasonable and customary transaction costs has been infused into the Borrower.

         "A+ Shares" shall have the meaning ascribed to such term in Section 4.1(h) hereof.

         "Acquisition" shall mean (whether by purchase, lease, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or any of its Restricted Subsidiaries of any other Person, which Person shall then become consolidated with the Borrower or any such Restricted Subsidiary in accordance with GAAP, or
(ii) any acquisition by the Borrower or any of its Restricted Subsidiaries of all or any substantial part of the assets of any other Person.

         "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., in its capacity as Administrative Agent for the Banks or any successor Administrative Agent appointed pursuant to Section 9.13 of this Agreement.

         "Administrative Agent's Office" shall mean the office of the Administrative Agent located at 909 Fannin, Suite 900, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section
11.1 of this Agreement.

         "Advance" shall mean amounts advanced by the Banks to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall mean more than one Advance.

         "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" shall mean this Amended and Restated Loan Agreement, together with all Exhibits and Schedules hereto.

         "Agreement Date" shall mean the date as of which this Agreement is dated.

         "Annualized Operating Cash Flow" shall mean, as of any date, the product of (a) Operating Cash Flow for the most recently completed fiscal quarter, times (b) four (4).

         "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Applicable Margin" shall mean the interest rate margin applicable to Base Rate Advances and Eurodollar Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

         "Asset Disposition" shall mean any transfer, conveyance, sale, lease or other disposition by the Borrower or any of the Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Restricted Subsidiary to the Borrower or a wholly-owned Restricted Subsidiary of the Borrower or by the Borrower to a wholly-owned Restricted Subsidiary, and excluding the creation of a Lien) of (i) shares of Capital Stock or other ownership interests of a Restricted Subsidiary, (ii) substantially all of the assets of the Borrower or any of the Restricted Subsidiaries representing a division or line of business or (iii) other assets or rights of the Borrower or any of the Restricted Subsidiaries outside of the ordinary course of business, in any case where the consideration received by the Borrower or a Restricted Subsidiary or the fair market value of the assets subject to such disposition exceeds $1,000,000.

         "Authorized Signatory" shall mean such senior personnel of a Person as may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

         "Banks" shall mean those financial institutions whose names appear as "Banks" on the signature pages to this Agreement, together with any assignees thereof pursuant to Section 11.5 hereof; and "Bank" shall mean any one of the foregoing Banks.

         "Base Rate" shall mean, at any time, the higher of (a) the rate of interest adopted by The Toronto-Dominion Bank, New York Branch as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by such bank as its "prime rate" or "base rate," or (b) the Federal Funds Rate plus one-half of one percent (1/2%) per annum. The Base Rate is not necessarily the lowest rate of interest charged to borrowers of The TorontoDominion Bank, New York Branch.

         "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000, and in an integral multiple of $500,000.

         "Base Rate Basis" shall mean a simple interest rate equal to the sum of
(i) the Base Rate and (ii) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change, and shall also be changed to reflect changes in the Applicable Margin.

         "Board of Directors" when used with reference to the Borrower, shall mean the Board of Directors of the Borrower, or the Executive Committee of the Board of Directors of the Borrower.

         "Borrower" shall mean Metrocall, Inc., a Delaware corporation.

         "Borrower's Pledge Agreement" shall mean that certain Amended and Restated Borrower's Pledge Agreement of even date herewith between the Borrower and the Administrative Agent, substantially in the form of Exhibit A attached hereto, pursuant to which the Borrower has pledged to the Administrative Agent, for itself and on behalf of the Banks, all of the Borrower's Capital Stock ownership in any Restricted Subsidiaries existing on the Agreement Date or formed or acquired by the Borrower after the Agreement Date.

         "Borrower Security Agreement" shall mean that certain Amended and Restated Borrower Security Agreement of even date between the Borrower and the Administrative Agent, substantially in the form of Exhibit B attached hereto.

         "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in Houston, Texas, New York, New York and London, England, as relevant to the determination to be made or the action to be taken.

         "Capital Expenditures" shall mean, in respect of any Person, expenditures for the purchase of assets of long-term use which would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Stock" shall mean, as applied to any Person, any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

         "Cash Equivalents" shall mean investments in (i) certificates of deposit and other interest bearing deposits or accounts with U.S. commercial banks having, or whose parent corporation has, a combined capital and surplus of at least $300,000,000, which mature within one year from the date of investment,
(ii) obligations issued or unconditionally guaranteed by the U.S. government, or issued by an agency thereof and backed by the full faith and credit of the U.S. government, which obligations mature within one year from the date of investment, (iii) direct obligations issued by any U.S. state or political subdivision thereof, which mature within one year from the date of investment and have the highest rating obtainable from Standard & Poor's Corporation or Moody's Investors Service on the date of investment, or (iv) commercial paper which has the highest rating obtainable from Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor, or Moody's Investors Service, or any successor, on the date of investment.

         "Certificate of Financial Condition" shall mean a certificate, substantially in the form of Exhibit C attached hereto, signed by the chief financial officer of the Borrower, together with any schedules, exhibits or annexes appended thereto.

         "Change in Control Event" shall mean the occurrence of any of the following events or the existence of any of the following conditions: (i) a person or entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of persons or entities shall have become the beneficial owner of a majority (by voting power or otherwise) of the securities of the Borrower ordinarily having the right to vote in the election of directors, (ii) during any consecutive three-year period commencing on or after September 27, 1995, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any directors who are members of such Board of Directors of the Borrower on September 27, 1995 and any new directors whose election by such Board of Directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Borrower to any person or entity or group (as defined above in this definition) of persons or entities (other than any wholly owned Subsidiary of the Borrower), (iv) the merger or consolidation of the Borrower with or into another corporation or the merger of another corporation into the Borrower with the effect that immediately after such transaction any person or entity or group (as defined above in this definition) of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the combined voting power of the outstanding securities of the surviving corporation ordinarily having the right to vote in the election of directors, (v) the adoption of a plan leading to the liquidation or dissolution of the Borrower or (vi) or any "change of control" or "change of control event," however designated or denominated, shall have been deemed to have occurred under any agreement of the Borrower or any of its Subsidiaries having an aggregate economic value to such Person exceeding $5,000,000; provided, however, that none of the following, in itself, constitutes or will constitute a Change in Control Event within the meaning of this Agreement: (A) the existence of the Voting Agreement dated as of August 31, 1994, among the Borrower and the other parties thereto, as in effect on September 27, 1995 (the "Voting Agreement"); (B) any termination of the Voting Agreement; (C) any amendment or modification of the Voting Agreement that does not (x) add any Person as a party to the Voting Agreement, (y) increase the number of directors who may be designated by any Person or group thereunder, or (z) purport to bind the Borrower, its Board of Directors or any member of the Borrower's Board of Directors to cause or use efforts to cause any Person to be elected or appointed to serve as an officer of the Borrower or to constitute or appoint any Person to any committee of the Board of Directors of the Borrower (in either case at any time after the Effective Time (as defined in the Voting Agreement)), or otherwise to direct or influence the policies of the Borrower by any means other than the election of directors or the designation of Persons to stand for election as directors; (D) the beneficial ownership by the Stockholders (as such term is defined in the Voting Agreement), collectively, of a majority of the outstanding shares of Common Stock; (E) the sale or disposition of any securities of the Borrower by, or other decrease in the percentage ownership in any class of such securities of, any Stockholder or Stockholders; or (F) the purchase or acquisition of any securities of the Borrower by, or other increase in the percentage ownership in any class of such securities of, any Stockholder or Stockholders; provided further, however, that, notwithstanding the foregoing, (1) the beneficial ownership by any individual Stockholder, by the Metrocall Group or the FirstPAGE Group (as such terms are defined in the Voting Agreement), respectively, or by any other group (as defined above) of which any Stockholder is a part, of a majority (by voting power or otherwise) of securities of the Borrower ordinarily having the right to vote in the election of directors, or (2) any transaction or event that constitutes a "Rule 13e-3 transaction" within the meaning of Rule 13e-3(a)(3) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or what would constitute such a Rule 13e-3 transaction if the Person effecting such transaction was an affiliate of the Borrower within the meaning of such rule), shall nevertheless constitute a Change in Control Event for all purposes of this Agreement.

         "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985 and any amendments thereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean any property of any kind constituting collateral for the Obligations under any of the Loan Documents.

         "Commitment Ratio" shall mean, with respect to any Bank, the percentage equivalent of the ratio which such Bank's portion of the Commitments bears to the aggregate amount of the Commitments (as each may be adjusted from time to time as provided herein); and "Commitment Ratios" shall mean the Commitment Ratios of all of the Banks with respect to the Commitments. As of the Agreement Date the Commitment Ratios of the Banks party to this Agreement are as follows:

                                           Portion of
                                       Initial Commitments      Commitment
            Name of Bank                   in Dollars              Ratio
            ------------               -------------------      ----------
      The Toronto-Dominion
      Bank                                     $175,000,000           50.0%

      The First National Bank
      of Boston                                $175,000,000           50.0%


         "Commitments" shall mean, collectively, the Facility A Commitment and the Facility B Commitment.

         "Common Stock" shall mean, in respect of any Person, Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

         "Default" shall mean any Event of Default, and any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" shall mean a simple per annum interest rate equal to the sum of (a) the Base Rate, plus (b) the Applicable Margin for Base Rate Advances, plus (c) two percent (2%).

         "Employee Pension Plan" shall mean any Plan which (a) is maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate and (b) is subject to Part 3 of Title I of ERISA.

         "Environmental Laws" shall mean all applicable federal, state or local laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Affiliate" shall mean any Person, including a Subsidiary or an Affiliate of the Borrower, that is a member of any group of organizations (within the meaning of Code Sections 414(b), 414(c), 414(m), or 414(o)) of which the Borrower is a member.

         "Eurodollar Advance" shall mean an Advance which the Borrower requests to be made as a Eurodollar Advance or which is reborrowed as a Eurodollar Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $500,000.

         "Eurodollar Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) the Eurodollar Rate divided by (ii) one minus the Eurodollar Reserve Percentage, if any, stated as a decimal, plus
(b) the Applicable Margin. The Eurodollar Basis shall apply to Interest Periods of one (1), two (2), three (3), six (6), and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage. The Borrower may not elect an Interest Period in excess of six (6) months unless the Administrative Agent has notified the Borrower that each of the Banks has funds available to it for such Bank's portion of the proposed Advance which are not required for other purposes, and that such funds are available to each Bank at a rate (exclusive of reserves and other adjustments) at or below the Eurodollar Rate for such proposed Advance and Interest Period.

         "Eurodollar Rate" shall mean, for any Interest Period, the average of the interest rates per annum at which deposits in United States Dollars for such Interest Period are offered to The

Toronto-Dominion Bank, New York Branch in the Eurodollar market at approximately 11:00 a.m. (New York time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Eurodollar Advance sought by the Borrower.

         "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Bank has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

         "Event of Default" shall mean any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time has been satisfied.

         "Excess Cash Flow" shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, as of the end of the second
(2nd) and fourth (4th) fiscal quarters of the Borrower based on the quarterly financial statements required to be provided under Section 6.1 hereof with respect to such relevant quarters, the remainder of (a) Operating Cash Flow for the two (2) most recently completed fiscal quarters, minus (b) the sum of the following: (i) Capital Expenditures made by such Persons during such fiscal quarters; (ii) income taxes estimated to be payable in cash by such Persons for such fiscal quarters; (iii) Net Cash Interest Expense incurred during such fiscal quarters; (iv) scheduled principal payments made in respect of Indebtedness for Money Borrowed paid by such Persons during such fiscal quarters (including imputed principal payments with respect to Capitalized Lease Obligations); and (v) Restricted Payments and Restricted Purchases made during such quarters.

         "Facility A Commitment" shall mean the several obligations of Banks to fund their respective portions of the Loans to the Borrower in accordance with their respective Commitment Ratios in aggregate amount of up to (a) $100,000,000 unless the A+ Merger Events Completion Date occurs on or before December 16, 1996 or (b) $225,000,000 in the event the A+ Merger Events Completion Date occurs on or before December 16, 1996, and in either event pursuant to the terms hereof and as such obligations may be reduced from time to time pursuant to the terms hereof.

         "Facility A Notes" shall mean, collectively, those certain promissory notes in an aggregate original principal amount of $225,000,000, and issued to each of the Banks by the Borrower with respect to the Facility A Commitment, each one substantially in the form of Exhibit D-1 attached hereto, any other promissory notes issued by the Borrower to evidence the Loans under the Facility A Commitment, and any extensions, renewal or amendments to, or replacements of, the foregoing.

         "Facility B Commitment" shall mean the several obligations of the Banks to fund their respective portions of the Loans to the Borrower in accordance with their respective Commitment Ratios in an aggregate amount of up to $125,000,000 pursuant to the terms hereof, on and after the A+ Merger Events Completion Date but prior to the Facility B Commitment Termination Date, and so long as the A+ Merger Events Completion Date occurs on or prior to December 16, 1996, as such obligations may be reduced from time to time pursuant to the terms hereof.

         "Facility B Commitment Termination Date" shall mean June 20, 1997.

         "Facility B Notes" shall mean, collectively, those certain promissory notes in an aggregate original principal amount equal to the Facility B Commitment, and issued to each of the Banks by the Borrower with respect to the Facility B Commitment, each one substantially in the form of Exhibit D-2 attached hereto, any other promissory notes issued by the Borrower to evidence the Loans under the Facility B Commitment, and any extensions, renewals, or amendments to, or replacement of, the foregoing.

         "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

         "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

         "GAAP" shall mean, as in effect from time to time in the United States, generally accepted accounting principles, consistently applied.

         "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements.

         "Indebtedness" shall mean, with respect to any Person, and without duplication, (a) all items, except items of shareholders' and partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, to the extent of the higher of the book value or fair market value of the property or asset securing such obligation (if less than the amount of such obligation), secured non-recourse obligations of such Person, (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the higher of the fair market value or the book value of the property or asset subject to such Lien (if less than the amount of such obligation) if the obligation secured thereby shall not have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, (d) all reimbursement obligations with respect to outstanding letters of credit, and (e) to the extent not otherwise included, all obligations subject to Guaranties of such Person or its Subsidiaries, and (f) all obligations of such Person under Interest Rate Hedge Agreements.

         "Indebtedness for Money Borrowed" shall mean, with respect to any Person, Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid, all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

         "Indemnitee" shall have the meaning ascribed thereto in Section 5.11 hereof.

         "Indenture" shall mean that certain Metrocall, Inc. $150,000,000 10-3/8% Senior Subordinated Notes due 2007 Indenture dated as of September 27, 1995 between the Borrower and First Union National Bank of Virginia, as trustee.

         "Interest Expense" shall mean, for any period, all cash interest paid (including imputed interest with respect to Capitalized Lease Obligations) with respect to any Indebtedness for Money Borrowed of the Borrower and the Restricted Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, together with all fees paid in respect of such Indebtedness for Money Borrowed during such period (but specifically excluding fees paid during previous periods but amortized during such period in accordance with GAAP), and all cash dividend payments made in respect of any preferred stock or convertible preferred securities of the Borrower during such period all as calculated in accordance with GAAP (except as specifically provided herein).

         "Interest Rate Hedge Agreements" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar arrangements.

         "Interest Period" shall mean (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made and ending on the last day of the calendar quarter in which such Advance is made, provided, however, that if a Base Rate Advance is made on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any Eurodollar Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement, provided, that any Base Rate Advance or any Eurodollar Advance prepaid pursuant to Section 2.7(a) below shall have an Interest Period ending on, and its Payment Date shall be, the date of prepayment.

         "Interest Rate Basis" shall mean the Base Rate Basis or the Eurodollar Basis, as appropriate.

         "known to the Borrower" or "to the knowledge of the Borrower" shall mean known by or reasonably should have been known by the executive officers of the Borrower (which shall include, without limitation, the chairman/president, the chief executive officer, the chief financial officer, the chief operating officer, the treasurer, the secretary and any in-house general counsel).

         "License Subs" shall mean the wholly-owned Restricted Subsidiaries of the Borrower formed to hold the Licenses.

         "Licenses" shall mean any radio, telephone, microwave, paging or other license, authorization, certificate of compliance or convenience, franchise, approval or permit, granted or issued by the FCC or any other governmental authority and held by the Borrower or any of the Restricted Subsidiaries, all of which are listed as of the Agreement Date on Schedule 1 hereto.

         "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

         "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, all subordination agreements entered into by creditors of the Borrower or any of the Restricted Subsidiaries with respect to Indebtedness for Money Borrowed of the Borrower or any of the Restricted Subsidiaries, all legal opinions or reliance letters issued by counsel to the Borrower or any of the Restricted Subsidiaries, all fee letters, all Requests for Advance, all Interest Rate Hedge Agreements between the Borrower or any Restricted Subsidiary, on the one hand, and the Administrative Agent and the Banks, or any of them, on the other hand, and all other documents and agreements executed or delivered in connection with or contemplated by this Agreement.

         "Loans" shall mean, collectively, the amounts advanced by the Banks to the Borrower under the Commitments, not to exceed the aggregate amount of the Commitments, and evidenced by the Notes.

         "Majority Banks" shall mean Banks the total of whose Commitment Ratios equals or exceeds fifty-one percent (51%) of the Commitment Ratios of all Banks entitled to vote hereunder.

         "Managing Agents" shall mean, collectively, The Toronto-
Dominion Bank and The First National Bank of Boston.

         "Master Assignment and Assumption Agreement" shall mean that certain Master Assignment and Assumption Agreement of even date by and among the Banks party to the Prior Loan Agreement as of the Agreement Date.

         "Master Subsidiary Security Agreement" shall mean that certain Amended and Restated Master Subsidiary Security Agreement of even date among each of the Restricted Subsidiaries and the Administrative Agent, and shall include any similar agreements executed pursuant to Section 5.13 hereof.

         "Materially Adverse Effect" shall mean (a) any material adverse effect upon the business, assets, liabilities, financial condition, results of operations, properties, or business prospects of the Borrower or any of the Restricted Subsidiaries, or (b) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement or any of the Notes, or upon the ability of the Borrower or any of its Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral or upon the rights, benefits or interests of the Banks in and to the Loans or the rights of the Administrative Agent and the Banks in the Collateral; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

         "Maturity Date" shall mean December 31, 2004 or as the case may be, such earlier date as payment of the Obligations shall be due (whether by acceleration, reduction of the Commitments to zero or otherwise).

         "Multiemployer Plan" shall mean a multiemployer pension plan as defined in Section 3(37) of ERISA to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute subsequent to September 25, 1980.

         "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrower and the Restricted Subsidiaries to own, construct, maintain, and operate paging systems and to invest in other Persons who own, construct, maintain, and operate paging systems.

         "Net Available Proceeds" from any Asset Disposition by any Person shall mean cash or Cash Equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness for Money Borrowed or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Indebtedness for Money Borrowed which is secured by the assets subject to such Asset Disposition in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by Applicable Law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures, if any, as a result of such Asset Disposition and (iv) a reasonable reserve for the after-tax costs of any indemnification payments (fixed or contingent) attributable to the seller's indemnities to the purchaser undertaken by the Borrower or any of its Subsidiaries in connection with such Asset Disposition.

         "Net Cash Interest Expense" shall mean for the Borrower and the Restricted Subsidiaries on a consolidated basis for any period, Interest Expense, minus interest earned by the Borrower and the Restricted Subsidiaries on investments as determined in accordance with GAAP.

         "Net Income" shall mean, for the Borrower and the Restricted Subsidiaries on a consolidated basis, for any period, net income determined in accordance with GAAP.

         "Net Purchase Price" shall mean the aggregate fair market value of all cash or other property, of whatever nature, paid or transferred or to be paid or transferred by the Borrower or any of the Restricted Subsidiaries, directly or indirectly, in respect of any Acquisition, including, without limitation, fees and other transaction costs and all amounts paid in escrow or subject to any deferral or contingency, but excluding the fair market value of any Capital Stock of the Borrower issued as part of the purchase price for such Acquisition.

         "Notes" shall mean, collectively, the Facility A Notes, the Facility B Notes, any other promissory notes issued by the Borrower to evidence the Loans, and any extensions, renewals or amendments to, or replacements of, the foregoing.

         "Obligations" shall mean all payment and performance obligations of every kind, nature and description of the Borrower, its Subsidiaries, and any other obligors to the Banks or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower or any of its Subsidiaries, whether or not such claim is allowed in such bankruptcy action and including Obligations to the Administrative Agent or any of the Banks under any Interest Rate Hedge Agreements) as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

         "Operating Cash Flow" shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis for any fiscal quarter, the sum of (a) Net Income for such quarter (after eliminating any extraordinary gains and losses, including gains and losses from the sale of assets), plus (b) to the extent deducted in determining Net Income, the sum of the following for such period: (i) depreciation and amortization expense, (ii) Interest Expense, (iii) tax expense, and (iv) other non-cash charges, all as determined in accordance with GAAP. For purposes of determining the Senior Leverage Ratio and the Total Leverage Ratio, Operating Cash Flow attributable to any Acquisition will be included in the foregoing calculation from the first day of the fiscal quarter during which such Acquisition occurs to the extent that the calculation of such Operating Cash Flow is based on audited financial statements of the Person acquired or whose assets are acquired by the Borrower or any of the Restricted Subsidiaries, as applicable, or other such financial statements which are satisfactory to the Managing Agents and which are certified by the chief financial officer of the Borrower to be true, complete and correct and prepared in accordance with GAAP. Notwithstanding the foregoing, for the period from the Agreement Date until financial statements for the quarter ending September 30, 1996 are required to have been delivered pursuant to Section 6.1 hereof, Operating Cash Flow shall be calculated for the Borrower and the Restricted Subsidiaries on a consolidated basis for the three (3) most recent consecutive months for which financial results are available to the Borrower.

         "Payment Date" shall mean the last day of any Interest Period.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Liens" shall mean, as applied to any Person:

                  (a) Any Lien in favor of the Administrative Agent or any Bank given to secure the Obligations;

                  (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

                  (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

                  (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance;

                  (e) Restrictions on the transfer of the Licenses or assets of such Person imposed by any of the Licenses as presently in effect or by the Communications Act and any regulations thereunder;

                  (f) Easements, rights-of-way, and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

                  (g) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1(h) hereof and true leases of the Borrower or any of its Subsidiaries;

                  (h) Purchase money security interests securing Indebtedness described on Schedule 2 attached hereto and other Indebtedness in an aggregate principal amount not to exceed $500,000 at any time outstanding; and

                  (i) Liens securing other Indebtedness in an aggregate principal amount not to exceed $10,000,000, provided that such Liens do not attach to assets of such Person which constitute "margin stock," as that term is defined in Regulations G and U.

         "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

         "Plan" shall mean an employee benefit plan within the meaning of
Section 3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

         "Prior Loan Agreement" shall have the meaning ascribed to such term in the preamble to this Agreement.

         "Pro Forma Debt Service" shall mean with respect to the Borrower and the Restricted Subsidiaries, on a consolidated basis, with respect to the next succeeding complete twelve (12) month period following the calculation date, and after giving effect to any Interest Rate Hedge Agreements and Eurodollar Advances, the amount of all (i) scheduled payments of principal on Indebtedness for Money Borrowed for such period (including imputed principal payments with respect to Capitalized Lease Obligations), determined on the basis of the aggregate amount of Indebtedness for Money Borrowed outstanding as of the date of calculation and giving effect to any mandatory reductions in the Commitments and the operation of the other terms of this Agreement (or other instruments or agreements governing Indebtedness for Money Borrowed) during such next succeeding twelve (12) month period, (ii) cash interest payable (including imputed interest with respect to Capitalized Lease Obligations) with respect to Indebtedness for Money Borrowed of such Persons, (iii) fees payable under this Agreement and the other Loan Documents (but specifically excluding fees paid during previous periods but amortized during such period in accordance with
GAAP), and (iv) other payments (including fees) payable by such Persons during such period in respect of Indebtedness for Money Borrowed (other than voluntary prepayments under Section 2.7 hereof). For purposes of this definition, where interest payments for the twelve (12) month period immediately succeeding the calculation date are not fixed by way of Interest Rate Hedge Agreements, Eurodollar Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the Eurodollar Basis (as determined on the date of calculation and based on the then current adjustment under Section 2.3(f) hereof) for a Eurodollar Advance having an Interest Period of twelve (12) months; provided, however, that if such Eurodollar Basis cannot be determined in the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect.

         "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Reportable Event" shall mean, with respect to any Employee Pension Plan, an event described in Section 4043(b) of ERISA.

         "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory of the Borrower requesting an Advance hereunder, which shall be in substantially the form of Exhibit E attached hereto, and shall, among other things, (i) specify the Commitment under which such Advance is to be made, the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance (Eurodollar or Base
Rate), and, with respect to Eurodollar Advances, the Interest Period selected by the Borrower, (ii) state that there shall not exist a Default as of the date of such Advance and after giving effect thereto, and (iii) provide calculations demonstrating compliance with Sections 7.8, 7.9 and 7.10 hereof, after giving effect to the proposed Advance, and the Applicable Margin related thereto.

         "Restricted Payment" shall mean (a) any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or any wholly-owned Restricted Subsidiary of the Borrower) on account of any general or limited partnership interest in, or shares of Capital Stock or other securities of, the Borrower or any of its Subsidiaries (other than dividends payable solely in the Capital Stock of such Person and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or any wholly-owned Restricted Subsidiary of the Borrower) on account of any warrants or other rights or options to acquire shares of Capital Stock of the Borrower or any of its Subsidiaries; (b) any payment of principal of, or interest on, or payment into a sinking fund for the retirement of, or any defeasance of Subordinated Debt; and (c) any management, consulting or similar fees, or any interest thereon, payable by the Borrower or any of its Subsidiaries to any Affiliate.

         "Restricted Purchase" shall mean any payment (including, without limitation, any sinking fund payment, prepayment or installment payment) on account of the purchase, redemption, defeasance or other acquisition or retirement of any general or limited partnership interest in, or shares of Capital Stock of or other securities or Subordinated Debt of the Borrower or any of the Borrower's Subsidiaries, including, without limitation, any warrants or other rights or options to acquire shares of Capital Stock of the Borrower or of any of the Borrower's Subsidiaries or any loan, advance, release or forgiveness of Indebtedness by the Borrower or any of its Subsidiaries to any partner, shareholder or Affiliate of any such Person.

         "Restricted Subsidiary" shall mean each Subsidiary of the Borrower which is not an Unrestricted Subsidiary.

         "Scheduled Acquisitions" shall mean the Acquisition by the Borrower or any of the Restricted Subsidiaries of the Capital Stock of, or assets of, the companies identified on Schedule 3 attached hereto, as more particularly described therein.

         "Security Documents" shall mean the Borrower's Pledge Agreement, the Borrower Security Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreements, the Master Security Agreement, the Trademark Security Agreements, any other agreement or instrument providing Collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, for the benefit of itself and the Banks, with Collateral for the Obligations.

         "Security Interest" shall mean all Liens in favor of the Administrative Agent, for the benefit of itself and the Banks, created hereunder or under any of the Security Documents to secure the Obligations.

         "Senior Debt" shall mean Total Debt minus Subordinated Debt which is permitted to be outstanding in accordance with the terms of Section 7.1 hereof.

         "Senior Leverage Ratio" shall mean, as of any date, the ratio of (a) the Senior Debt on such date to (b) Annualized Operating Cash Flow as of the end of the fiscal quarter being tested or the most recently completed fiscal quarter for which financial statements are required to have been delivered to the Banks pursuant to Section 6.1 or 6.2 hereof, as applicable.

         "Subordinated Debt" shall mean the Indebtedness for Money Borrowed of the Borrower issued pursuant to the Indenture, and any other Indebtedness for Money Borrowed of the Borrower or any of the Restricted Subsidiaries which is expressly subordinated to the payment of the Obligations.

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, except that, other than Beacon Peak Associates and Beacon Communications Associates, Ltd., the partnerships set forth on Schedule 4 attached hereto shall not constitute Subsidiaries of the Borrower. Beacon Peak Associates and Beacon Communications Associates, Ltd. shall constitute Subsidiaries of the Borrower but shall be subject to the provisions set forth in the first footnote to Schedule 5 attached hereto. The Subsidiaries of the Borrower as of the Agreement Date are set forth on Schedule 5 attached hereto.

         "Subsidiary Guaranty" shall mean that certain Amended and Restated Master Subsidiary Guaranty of even date in favor of the Administrative Agent and the Banks given by each Restricted Subsidiary of the Borrower, and shall include any similar agreements executed pursuant to Section 5.13 hereof.

         "Subsidiary Pledge Agreements" shall mean those certain Subsidiary Pledge Agreements between each Restricted Subsidiary of the Borrower having one or more of its own Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, and shall include any similar agreements executed pursuant to
Section 5.13 hereof.

         "Total Debt" shall mean with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, as of any date, determined in accordance with GAAP, the difference between (a) the aggregate amount of Indebtedness for Money Borrowed, minus (b) the aggregate amount of cash or Cash Equivalents then held by the Borrower and the Restricted Subsidiaries.

         "Total Leverage Ratio" shall mean, as of any date, the ratio of (a) Total Debt on such date to (b) Annualized Operating Cash Flow as of the end of the fiscal quarter being tested or the most recently completed fiscal quarter for which financial statements are required to have been delivered to the Banks pursuant to Section 6.1 or 6.2 hereof, as applicable.

         "Total Sources" shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis for the most recently completed fiscal quarter, the sum of (a) Operating Cash Flow; (b) the amount of equity contributed to the Borrower in cash during such period; (c) the amount of any Net Available Proceeds from any Asset Dispositions during such period; (d) the amount, if greater than or equal to zero, by which Indebtedness for Money Borrowed outstanding as at the end of such period exceeds the amount of Indebtedness for Money Borrowed outstanding as at the end of the preceding such period; (e) the aggregate amount of additional Advances the Borrower would then be permitted to borrow under the Commitments and remain in compliance with Sections 7.8, 7.9 and 7.10 hereof; and (f) cash and Cash Equivalents on hand as of the beginning of such period.

         "Total Uses" shall mean, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis for the most recently completed fiscal quarter, the sum of (a) the amount, if greater than or equal to zero, by which Indebtedness for Money Borrowed outstanding as at the end of the preceding such period exceeds the amount of Indebtedness for Money Borrowed outstanding as at the end of such period; (b) the amount of Net Cash Interest Expense for such period; (c) the amount of Capital Expenditures made during such period; (d) cash taxes paid during such period; (e) the Net Purchase Price of any Acquisitions made during such period; and (f) the amount of any Restricted Payments and Restricted Purchases made during such period.

         "Trademark Security Agreement" shall mean that certain Trademark Security Agreements of even date, between the Borrower and the Administrative Agent, substantially in the form of Exhibit F attached hereto.

         "Transponder Lease Agreement" shall mean any agreement by and between the Borrower or any of the Restricted Subsidiaries and any other Person for the license, lease or other agreement to use telecommunications satellites in the operation of the business of the Borrower or such Subsidiaries and any other agreement related thereto.

         "Unavailable Portions of the Commitments" shall mean the sum of (a) the aggregate dollar amount of the increase in the Facility A Commitment which becomes effective on the A+ Merger Events Completion Date (if the A+ Merger Events Completion Date occurs on or before December 16, 1996) in accordance with the terms hereof, plus (b) the aggregate dollar amount of the Facility B Commitment which becomes effective on the A+ Merger Events Completion Date (if the A+ Merger Events Completion Date occurs on or before December 16, 1996) in accordance with the terms hereof.

         "Unrestricted Subsidiary" shall mean such other Subsidiaries of the Borrower as have been designated as "Unrestricted Subsidiaries" by the Borrower with the prior written consent of the Majority Banks.

         "Use of Proceeds Letters" shall mean those certain Use of Proceeds Letters, substantially in the form of Exhibit G attached hereto, to be delivered to the Administrative Agent and the Banks on the date of any Advance hereunder.

         "Voting Agreement" shall have the meaning ascribed to such term in the definition of "Change in Control Event."

         Each definition of an agreement in this Article 1 shall include such agreement as modified, amended or supplemented from time to time in accordance herewith.


                                    ARTICLE 2

                                Credit Facilities

         Section 2.1                Commitments.

                  (a) Facility A Commitment. The Banks agree, severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower, prior to the Maturity Date, an amount not to exceed at any one time outstanding, in the aggregate, the Facility A Commitment. Subject to the terms and conditions hereof, Advances under the Facility A Commitment may be repaid and reborrowed from time to time on a revolving basis.

                  (b) Facility B Commitment. The Banks agree, severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower, on a single date on and after the A+ Merger Events Completion Date but prior to the Facility B Commitment Termination Date, and so long as the A+ Merger Events Completion Date occurs on or prior to December 16, 1996, an amount not to exceed, in the aggregate, the Facility B Commitment. The Facility B Commitment shall be automatically terminated in the event the A+ Merger Events Completion Date fails to occur on or prior to December 16, 1996. Following the making of the initial Advance or Advances under the Facility B Commitment, subject to the terms and conditions hereof, Advances under the Facility B Commitment may be repaid and reborrowed to effect a change in the Interest Rate Basis or Interest Periods relating thereto; provided, however, there shall be no increase in the principal amount outstanding under the Facility B Commitment following the making of the initial Advance or Advances under the Facility B Commitment.

         Section 2.2                Manner of Borrowing and Disbursement.

                  (a) Choice of Interest Rate, Etc. Any Advance shall, at the option of the Borrower, be made as a Base Rate Advance or a Eurodollar Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to receive a Eurodollar Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (New York time) in order for such Business Day to count toward the minimum number of Business Days required.

                  (b) Base Rate Advances.

                      (i) Advances. The Borrower shall give the Administrative Agent irrevocable prior written notice prior to 11:00 a.m. (New York time) on the date of any requested Base Rate Advance in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                      (ii) Repayments and Reborrowings. The Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and
         (A) upon irrevocable prior written notice prior to 11:00 a.m. (New York time) on the date of any requested repayment and reborrowing, reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (B) upon at least three (3) Business Days' irrevocable prior written notice, reborrow all or a portion of the principal thereof as one or more Eurodollar Advances, or (C) not reborrow all or any portion of such Base Rate Advance. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid and, as applicable, reborrowed. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be deemed a request for a Base Rate Advance.

                  (c) Eurodollar Advances.

                      (i) Advances. Upon request, the Administrative Agent, whose determination shall be conclusive, shall determine the available Eurodollar Bases and shall notify the Borrower of such Eurodollar Bases. The Borrower shall give the Administrative Agent in the case of Eurodollar Advances at least three (3) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                      (ii) Repayments and Reborrowings. At least three (3) Business Days prior to the Payment Date for each Eurodollar Advance, the Borrower shall give the Administrative Agent written notice specifying whether all or a portion of such Eurodollar Advance (A) is to be repaid and then reborrowed in whole or in part as one or more Eurodollar Advances, (B) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance, or (C) is to be repaid and not reborrowed. The failure to give such notice shall preclude the Borrower from reborrowing such Advance as a Eurodollar Advance on its Payment Date and shall be deemed a request for a Base Rate Advance. Upon such Payment Date such Eurodollar Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

                  (d) Notification of Banks. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof and the amount of such Bank's portion of the Advance. Each Bank shall, not later than 12:00 noon (New York time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

                  (e) Disbursement.

                      (i) Prior to 2:00 p.m. (New York time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Banks in like funds by (a) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (b) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.

                        (ii) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York time) on the date of any Advance that such Bank will not make available to the Administrative Agent such Bank's ratable portion of such Advance, the Administrative Agent may assume that such Bank has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent the Bank does not make such ratable portion available to the Administrative Agent, such Bank agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

                       (iii) If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's portion of the applicable Advance for purposes of this Agreement. If such Bank does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Bank to fund its portion of any Advance shall not relieve any other Bank of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Bank shall be responsible for any such failure of any other Bank.

                        (iv) In the event that, at any time when the Borrower is not in Default and has otherwise satisfied each of the conditions in
         Section 3.2 hereof, a Bank for any reason fails or refuses to fund its portion of such Advance, then, until such time as such Bank has funded its portion of such Advance (which late funding shall not absolve such Bank from any liability it may have to the Borrower), or all other Banks have received payment in full from the Borrower (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such non-funding Bank shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Bank's portion of the Loans shall not be counted as outstanding for purposes of determining "Majority Banks" hereunder, or (B) to receive payments of principal, interest or fees from the Borrower, the Administrative Agent or the other Banks in respect of its portion of the Loans.

         Section 2.3                Interest.

                  (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date.

                  (b) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the Eurodollar Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a Eurodollar Advance exceeds three (3) months, interest on such Eurodollar Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Maturity Date.

                  (c) Interest if no Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

                  (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default hereunder, the outstanding Obligations (to the extent permitted by Applicable Law) shall bear interest at the Default Rate. Such interest shall be payable on demand by the Majority Banks and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Majority Banks (or, if applicable to the underlying Event of Default, all of the Banks) to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations.

                  (e) Eurodollar Rate Contracts. At no time may the number of outstanding Eurodollar Advances exceed eight (8).

                  (f) Applicable Margin.

                         (i) On and prior to the A+ Merger Events Completion Date, the Applicable Margin for Base Rate Advances shall be 1.750% and the Applicable Margin for Eurodollar Advances shall be 2.750%.

                         (ii) Following the A+ Merger Events Completion Date, the Applicable Margin shall be determined by the

         Administrative Agent with respect to any Advance based upon the Total Leverage Ratio as of the end of the fiscal quarter most recently ended, effective as of the fifth (5th) Business Day after the financial statements referred to in Section 6.1 or 6.2 hereof, as the case may be, are furnished to the Administrative Agent and each Bank for such fiscal quarter, as follows:


                  Total                           Base Rate Advance                 Eurodollar Advance
             Leverage Ratio                       Applicable Margin                  Applicable Margin
             --------------                       -----------------                 ------------------

A.       Greater than 5.50:1                           1.375%                             2.500%

B.       Greater than 5.00:1,                          1.250%                             2.375%
         but less than or
         equal to 5.50:1

C.       Greater than 4.50:1,                          1.000%                             2.125%
         but less than or
         equal to 5.00:1

D.       Greater than 4.00:1,                          0.750%                             1.875%
         but less than or
         equal to 4.50:1

E.       Greater than 3.50:1,                          0.500%                             1.625%
         but less than or
         equal to 4.00:1

F.       Greater than 3.00:1,                          0.250%                             1.375%
         but less than or
         equal to 3.50:1

G.       Greater than 2.50:1,                          0.125%                             1.250%
         but less than or
         equal to 3.00:1

H.       Less than or equal                            0.000%                             0.875%
         to 2.50:1


                           Notwithstanding the foregoing, if the Borrower
shall fail timely to deliver the Administrative Agent the financial statements required for the calculation of the Total Leverage Ratio for any fiscal quarter, then commencing with the fifth (5th) Business Day after the date such financial statements were due and continuing through the fifth (5th) Business Day following the date of delivery thereof, the Total Leverage Ratio for such period shall be conclusively presumed to be, and the Applicable Margin shall be calculated based upon, the Total Leverage Ratio which is one level greater than the Total Leverage Ratio in effect for the immediately preceding fiscal quarter for which financial statements were delivered or were due to be delivered, provided that such Total Leverage Ratio for any such period shall be recalculated upon delivery to the Administrative Agent of the delinquent financial statements and an appropriate adjustment shall be made by the Administrative Agent to the Applicable Margin, based upon the Total Leverage Ratio reflected in the delinquent financial statements, retroactive to the first day for which the presumed Total Leverage Ratio was applied.

         Section 2.4  Commitment Fees.

                  (a) The Borrower agrees to pay each of the Banks, in accordance with their respective Commitment Ratios, a commitment fee on the aggregate unborrowed balance of the available Facility A Commitment plus the aggregate unborrowed balance of the available Facility B Commitment, for each day from the Agreement Date until the Maturity Date, (i) at all times during which the Total Leverage Ratio is greater than or equal to 4.50:1, at the rate of three-eighths of one percent (3/8%) per annum, and (ii) at all times during which the Total Leverage Ratio is less than 4.50:1, at the rate of one-quarter of one percent (1/4%) per annum.

                  (b) The Borrower further agrees to pay each of the Banks, in accordance with their respective Commitment Ratios, a commitment fee on the Unavailable Portions of the Commitments for each day from the Agreement Date until the earlier of (i) the A+ Merger Events Completion Date or (ii) December 16, 1996, at the rate of one-quarter of one percent (1/4%) per annum.

                  (c) Such commitment fees shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of all commitment fees then payable shall also be due and payable on the Maturity Date.

         Section 2.5  Mandatory Commitment Reductions.

                  (a) Scheduled Reductions in Facility A Commitment. Commencing March 31, 2000 and at the end of each calendar quarter thereafter, the Facility A Commitment shall be automatically and permanently reduced by an amount equal to the percentage of the Facility A Commitment as in effect on the Agreement Date set forth below:

                                                              Amount of
    Dates of Commitment Reduction                          Each Reduction
    -----------------------------                          --------------
    March 31, 2000, June 30, 2000,
    September 30, 2000 and December 31, 2000                   2.500%

    March 31, 2001, June 30, 2001,
    September 30, 2001 and December 31, 2001                   3.750%

    March 31, 2002, June 30, 2002,
    September 30, 2002 and December 31, 2002                   5.000%

    March 31, 2003, June 30, 2003,
    September 30, 2003 and December 31, 2003                              6.250%

    March 31, 2004, June 30, 2004,
    September 30, 2004 and December 31, 2004                              7.500%


                  (b) Excess Cash Flow Recapture. Commencing on March 31, 2000 and on each March 31st and September 30th occurring thereafter during the term of this Agreement, the Facility A Commitment shall be automatically and permanently reduced by an amount equal to fifty percent (50%) of Excess Cash Flow, determined for the two (2) consecutive fiscal quarters then ended.

                  (c) Reductions in Facility B Commitment from Subordinated Debt Proceeds. The Facility B Commitment shall be automatically and permanently reduced in an amount equal to the aggregate amount of any Subordinated Debt (net of reasonable and customary transaction costs) issued by the Borrower or any of its Restricted Subsidiaries on or after the Agreement Date immediately upon the issuance thereof.

The Borrower shall make a repayment of the Loans outstanding under the applicable Commitment, together with accrued interest thereon, on or before the effective date of each reduction in such Commitment under this Section 2.5, such that the aggregate principal amount of the Loans outstanding under such Commitment at no time exceeds such Commitment as so reduced. Any remaining unpaid principal and interest under the Commitments shall be due and payable in full on the Maturity Date, and the Commitments shall thereupon terminate to the extent not previously terminated.

         Section 2.6 Voluntary Commitment Reductions. The Borrower shall have the right, at any time and from time to time after the Agreement Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of either Commitment, on a pro rata basis among the Banks; provided, however, that any such partial reduction shall be made in an amount not less than $5,000,000 and in integral multiples of $1,000,000. As of the date of cancellation or reduction set forth in such notice, the applicable Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the Banks the amount necessary to reduce the principal amount of the Loans then outstanding under such Commitment to not more than the amount of such Commitment as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced.

         Section 2.7 Prepayments and Repayments.

                  (a) Prepayment. The principal amount of any Base Rate Advance may be prepaid in full or ratably in part at any time, without penalty and without regard to the Payment Date for such Advance. Eurodollar Advances may be prepaid prior to the applicable Payment Date, upon three (3) Business Days' prior written notice to the Administrative Agent, provided that the Borrower shall reimburse the Banks and the Administrative Agent, on the earlier of demand by the applicable Bank or the Maturity Date, for any loss or out-of-pocket expense incurred by any Bank or the Administrative Agent in connection with such prepayment, as set forth in Section 2.10 hereof. Any prepayment hereunder shall be in amounts of not less than $1,000,000 and in integral multiples thereof. Amounts prepaid pursuant to this Section may be reborrowed, subject to the terms and conditions hereof. Prepayments of Advances under the Facility B Commitment after the Facility B Commitment Termination Date shall be applied to amounts outstanding thereunder in inverse order of maturity. Amounts prepaid pursuant to this Section may be reborrowed, subject to the terms and conditions hereof.

                  (b)   Repayments.

                        (i) Loans in Excess of Commitments. If, at any time, the amount of the Loans then outstanding under either Commitment shall exceed the applicable Commitment, the Borrower shall, on such date and subject to Section 2.10 hereof, make a repayment of the principal amount of the Loans in an amount equal to such excess, together with any accrued interest and fees with respect thereto.

                        (ii) Scheduled Repayments under Facility B Commitment. Commencing March 31, 2000, the principal balance then outstanding under the Facility B Commitment shall be amortized in quarterly installments equal to the percentage of such principal balance set forth below on the dates set forth below:

                  Repayment Dates                                    Percentage
                  ---------------                                    ----------
    March 31, 2000, June 30, 2000,
    September 30, 2000 and December 31, 2000                           2.500%

    March 31, 2001, June 30, 2001,
    September 30, 2001 and December 31, 2001                           3.750%

    March 31, 2002, June 30, 2002,
    September 30, 2002 and December 31, 2002                           5.000%

    March 31, 2003, June 30, 2003,
    September 30, 2003 and December 31, 2003                           6.250%

    March 31, 2004, June 30, 2004,
    September 30, 2004 and December 31, 2004                           7.500%

                       (iii) Equity Proceeds. The Borrower shall repay Loans outstanding under the Facility A Commitment with the proceeds of any equity issued by the Borrower on or after the Agreement Date, net of reasonable and customary transaction costs.

                        (iv) Asset Sale Proceeds. The Borrower shall repay the Loans outstanding under the Commitments as set forth in Section 7.4(a) hereof. On and after the Facility B Commitment Termination Date any such payments in respect of the Facility B Commitment shall be applied to Loans outstanding thereunder in inverse order of maturity.

                         (v) Maturity Date. In addition to the foregoing, a final payment of all Obligations then outstanding shall be due and payable on the Maturity Date.

         Section 2.8  Notes; Loan Accounts.

                  (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One Facility A Note and one Facility B Note shall be payable to the order of each Bank, in accordance with such Bank's respective Commitment Ratio. The Notes shall be issued by the Borrower to the Banks and shall be duly executed and delivered by one or more Authorized Signatories.

                  (b) Each Bank may open and maintain on its books in the name of the Borrower a loan account with respect to its portion of the Loans and interest thereon. Each Bank which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Bank with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Loans and accrued interest thereon absent manifest error, but the failure of any Bank to make any such notations or any error or mistake in such notations shall not affect the Borrower's repayment obligations with respect to such Loans.

         Section 2.9                Manner of Payment.

                  (a) Each payment (including any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Banks or the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 1:00 p.m. (New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Banks or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (New York time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Bank or Banks hereunder prior to 1:00 p.m. (New York time) on any Business Day shall be deemed to constitute receipt by such Bank or Banks on such Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Banks accordingly. In the event that the Administrative Agent shall fail to make distribution to any Bank as required under this Section 2.9, the Administrative Agent agrees to pay such Bank interest from the date such payment was due until paid at the Federal Funds Rate.

                  (b) The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever and free and clear of all taxes, levies and withholding. If the Borrower is required by Applicable Law to deduct any taxes from or in respect of any sum payable to the Administrative Agent or any Bank hereunder, under any Note or under any other Loan Document: (i) the sum payable hereunder or thereunder, as applicable, shall be increased to the extent necessary to provide that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.9(b)), the Administrative Agent or such Bank, as applicable, receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions from such sums payable hereunder or thereunder, as applicable, and pay the amount so deducted to the relevant taxing authority as required by Applicable Law; and (iii) the Borrower shall provide the Administrative Agent or such Bank, as applicable, with evidence satisfactory to the Administrative Agent or such Bank, as applicable, that such deducted amounts have been paid to the relevant taxing authority.

                  (c) Prior to the declaration of an Event of Default under
Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Banks: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent and the Banks, or any of them; (ii) to the payment of interest then due and payable on the Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent and the Banks, or any of them, hereunder or under the Notes or any other Loan Document; and (iv) to the payment of principal then due and payable on the Loans.

                  (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         Section 2.10               Reimbursement.

                  (a) Whenever any Bank shall sustain or incur any losses or out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any Eurodollar Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in
Article 3), or (ii) prepayment (or failure to prepay after giving notice thereof) of any Eurodollar Advance in whole or in part for any reason, the Borrower agrees to pay to such Bank, upon the earlier of such Bank's demand or the Maturity Date, an amount sufficient to compensate such Bank for all such losses and out-of-pocket expenses other than any lost margin on the Loans. Such Bank's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be conclusively correct absent manifest error.

                  (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, expenses incurred by any Bank or any participant of such Bank permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable as a result of acceleration of the Obligations.

         Section 2.11               Pro Rata Treatment.

                  (a) Advances. Each Advance from the Banks hereunder shall be made pro rata on the basis of the respective Commitment Ratios of the Banks.

                  (b) Payments. Except as provided in Section 2.2(e) and Article 10 hereof, each payment and prepayment of principal of the Loans and each payment of interest on the Loans, shall be made to the Banks pro rata on the basis of their respective unpaid principal amounts outstanding under the Notes immediately prior to such payment or prepayment. If any Bank shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans in excess of its ratable share of the Loans under its Commitment Ratio, such Bank shall forthwith purchase from the other Banks such participations in the portion of the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

         Section 2.12 Capital Adequacy. If after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Bank's or any Bank's holding company's capital as a consequence of its obligations hereunder with respect to the Loans and the Commitments to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Bank's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Bank to be material, then, upon the earlier of demand by such Bank or the Maturity Date, the Borrower shall promptly pay to such Bank such additional amounts as shall be sufficient to compensate such Bank for such reduced return, together with interest on such amount from the fourth (4th) day after the date of demand or the Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Bank setting forth the amount to be paid to such Bank by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

         Section 2.13 Bank Tax Forms. On or prior to the Agreement Date and on or prior to the first Business Day of each calendar year thereafter, to the extent available under Applicable Law, each Bank which is organized in a jurisdiction other than the United States shall provide each of the Administrative Agent and the Borrower with a properly executed original of Forms 4224 or 1001 (or any successor form) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrower and the Administrative Agent, and a properly executed Internal Revenue Service Form W-8 or W-9, as the case may be, certifying (i) as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes or (ii) that all payments to be made to such Bank hereunder and under the Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty. Each such Bank agrees to provide the Administrative Agent and the Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrower, to the extent available under Applicable Law.


                                    ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions Precedent to Effectiveness of Agreement. The obligation of the Banks to undertake the Facility A Commitment and the effectiveness of this Agreement are subject to the prior or contemporaneous fulfillment of each of the following conditions:

                  (a) The Administrative Agent and the Banks shall have received each of the following:

                         (i) the loan certificate of the Borrower dated as of the Agreement Date, in substantially the form attached hereto as Exhibit H, including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of the Borrower as in effect on the Agreement Date, (B) certificates of good standing for the Borrower issued by the Secretary of State or similar state official for the state of incorporation of the Borrower and for each state in which the Borrower is required to qualify to do business, (C) a true, complete and correct copy of the corporate resolutions of the Borrower authorizing the Borrower to execute, deliver and perform this Agreement and the other Loan Documents and to consummate the transactions contemplated hereby, (D) a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the Capital Stock of the Borrower or A+ Network, Inc.; together with copies of all documentation relating to the Borrower's acquisition of Capital Stock of A+ Network, Inc. and the proposed merger of A+ Network, Inc. with and into the Borrower which are certified to be true, complete and correct by an Authorized Signatory;

                        (ii) a loan certificate of each Restricted Subsidiary of the Borrower (including all License Subs existing as of the Agreement
         Date) dated as of the Agreement Date, in substantially the form attached hereto as Exhibit I, including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items: (A) a true, complete and correct copy of the Certificate or Articles of Incorporation or Certificate of Partnership, as applicable, of such Person as in effect on the Agreement Date, (B) a true, complete and correct copy of the By-laws or Partnership Agreement, as applicable, of such Person as in effect on the Agreement Date, (C) certificates of good standing for such Person issued by the Secretary of State or similar state official for the state of incorporation or formation, as applicable, of such Person and for each state in which such Person is required to qualify to do business, (D) a true, complete and correct copy of the corporate resolutions of such Person (or another appropriate Person) authorizing such Person to execute, deliver and perform the Loan Documents to which it is party, and (E) a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the Capital Stock of such Person;

                         (iii) duly executed Notes;

                         (iv) duly executed Borrower's Pledge Agreement, together with appropriate stock certificates and undated stock powers executed in blank;

                         (v) duly executed Borrower's Security Agreement, together with duly executed appropriate Uniform Commercial Code financing statement forms to the extent requested by the Administrative Agent;

                         (vi) duly executed Subsidiary Pledge Agreements, together with appropriate stock certificates and undated stock powers executed in blank;

                         (vii) duly executed Master Subsidiary Security Agreement, together with duly executed appropriate Uniform Commercial Code financing statement forms to the extent requested by the Administrative Agent;

                         (viii) duly executed Subsidiary Guaranty;

                         (ix) duly executed Trademark Security Agreement, together with any documentation relating thereto;

                         (x) duly executed Master Assignment and Assumption Agreement;

                         (xi) copies of insurance binders or certificates covering the assets of the Borrower and its Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof, together with copies of the underlying insurance policies;

                         (xii) legal opinions of (i) Joyce & Jacobs, FCC counsel to the Borrower and its Subsidiaries; and (ii) Wilmer, Cutler & Pickering, special corporate, local and securities counsel to the Borrower and its Subsidiaries; each addressed to each Bank and the Administrative Agent, and dated as of the Agreement Date;

                         (xiii) duly executed Certificate of Financial Condition for the Borrower and the Restricted Subsidiaries on a consolidated and consolidating basis, given by the chief financial officer of the Borrower;

                         (xiv) duly executed Federal Reserve Form U-1 for each Bank;

                         (xv) audited financial statements of the Borrower and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1995 and unaudited financial statements of the Borrower and its Subsidiaries on a consolidated and consolidating basis for the fiscal quarter ending June 30, 1996 and certified by the chief financial officer of the Borrower;

                         (xvi) pro forma projections for the Borrower and the Restricted Subsidiaries, both before and after giving effect to the A+ Merger, which shall be in form and substance satisfactory to the Administrative Agent and the Banks;

                         (xvii) any required FCC consents or other required consents to the closing of this Agreement or to the execution, delivery and performance of this Agreement and the other Loan Documents, each of which shall be in form and substance satisfactory to the Administrative Agent and the Banks;

                         (xviii) lien search results with respect to the Borrower and its Subsidiaries from appropriate jurisdictions; and

                         (xix) all such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

                  (b) The Administrative Agent and the Banks shall have received evidence satisfactory to them that all Necessary Authorizations, including all necessary consents to the closing of this Agreement and the other Loan Documents, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

                  (c) The Borrower shall certify to the Administrative Agent and the Banks that each of the representations and warranties in Article 4 hereof and each other Loan Document are true and correct as of the Agreement Date and that no Default or Event of Default then exists or is continuing.

                  (d) There shall not exist as of the Agreement Date any action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Borrower, any of its Subsidiaries, any of their respective properties, the A+ Merger or the transactions contemplated hereby, which could be expected to have a Materially Adverse Effect.

                  (e) No event shall have occurred and no condition shall exist which, in the judgment of the Administrative Agent, has had or could be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries from that reflected in the audited annual financial statements for the fiscal year ending December 31, 1995 or the Form 10-Q for the fiscal quarter ending June 30, 1996 of the Borrower, each as delivered to the Administrative Agent and the Banks.

                  (f) The Administrative Agent and the Banks shall have received evidence satisfactory to them that (i) all preconditions to the effectiveness of the A+ Merger have been met other than receipt of final regulatory approval from the FCC, the approval of the shareholders of A+ Network, Inc. and the Borrower, the receipt of documentation required pursuant to the Merger Agreement between A+ Network, Inc. and the Borrower and the filing of appropriate articles of merger with appropriate governmental officials, and (ii) pursuant to a voting agreement with certain shareholders of A+ Network, Inc. and the Borrower's ownership of A+ Shares, shareholders having legal and beneficial ownership of not less than fifty-one percent (51%) of all shares of the Capital Stock of A+ Network, Inc. entitled to vote in respect of the A+ Merger have agreed to vote in favor of the A+ Merger pursuant to terms and conditions satisfactory to the Managing Agents.

         Section 3.2 Conditions Precedent to Each Advance. The obligation of the Banks to make each Advance after the Agreement Date is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                  (a) All of the representations and warranties of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Banks in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

                  (b) With respect to Advances which, if funded, would increase the aggregate principal amount of the Loans outstanding hereunder, the Administrative Agent and the Banks shall have received a certificate of the Borrower stating that there is no default or event of default, and no event or condition exists which could give rise to any put right or other right of prepayment under, any of the agreements evidencing Indebtedness for Money Borrowed of the Borrower or any of its Subsidiaries, both before and after giving effect to the proposed Advance of the Loans hereunder.

                  (c) With respect to Advances which, if funded, would increase the aggregate principal amount of Loans outstanding hereunder, the Administrative Agent shall have received a duly executed Request for Advance and a Use of Proceeds Letter;

                  (d) Each of the Administrative Agent and the Banks shall have received all such other certificates, reports, statements, opinions of counsel (if such Advance is in connection with an Acquisition) or other documents as the Administrative Agent or any Bank may reasonably request;

                  (e) With respect to any Advance relating to any Acquisition or the formation of any Subsidiary which is permitted hereunder, the Administrative Agent and the Banks shall have received such documents and instruments relating to such Acquisition or formation of such new Subsidiary as are described in
Section 5.13 hereof or otherwise required herein; and

                  (f) No event shall have occurred and no condition shall exist which, in the judgment of the Majority Banks, has had or may be expected to have a Materially Adverse Effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries.

         Section 3.3 Conditions Precedent to Effectiveness of Increase in Facility A Commitment and Effectiveness of Facility B Commitment. The increase in the Facility A Commitment scheduled to occur on the A+ Merger Events Completion Date and the effectiveness of the Facility B Commitment are subject to the fulfillment of each of the following conditions immediately prior thereto or contemporaneously therewith:

                  (a) No Default shall then exist or shall be caused by the making of Advances under the increased portion of the Commitments, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

                  (b) The Administrative Agent and the Banks shall have received evidence satisfactory to them that the A+ Merger and the infusion of additional equity into the Borrower in an amount not less than $25,000,000 (net of reasonable and customary transaction costs) on or after the Agreement Date have been consummated pursuant to terms and conditions satisfactory to the Managing Agents.

                  (c) The Administrative Agent and the Banks shall have received evidence satisfactory to them that all Necessary Authorizations in respect of the A+ Merger have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

                  (d) The Administrative Agent and the Banks shall have received opinions of FCC and special corporate counsel to the Borrower with respect to the A+ Merger, which opinions shall be in form and substance satisfactory to the Managing Agents.

                  (e) The Managing Agents shall have received a true, complete and correct copy of a certificate given by an authorized signatory of A+ Network, Inc. to the Borrower stating that no event has occurred and no condition shall exist which has had or could reasonably be expected to have a materially adverse effect on the business, assets or financial condition of A+ Network, Inc. or any of its Subsidiaries, which certificate shall be in form and substance satisfactory to the Managing Agents.

                  (f) The Administrative Agent and the Banks shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Agent or any Bank may reasonably request, including, without limitation, Security Documents.


                                    ARTICLE 4

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby agrees, represents and warrants, upon the Agreement Date, and at all times thereafter as required pursuant to the terms hereof, in favor of the Administrative Agent and each Bank that:

                  (a) Organization; Ownership; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the corporate power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. Each Subsidiary of the Borrower is a corporation or partnership duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, and has the corporate or partnership power, as the case may be, and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. The Borrower and each of its Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization.

                  (b) Authorization; Enforceability. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is party is, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower).

                  (c) Subsidiaries: Authorization; Enforceability. The Borrower's Subsidiaries and the Borrower's direct and indirect ownership thereof as of the Agreement Date are as set forth on Schedule 5 attached hereto, and to the extent such Subsidiaries are corporations, the Borrower has the unrestricted right to vote the issued and outstanding shares of the Subsidiaries shown thereon and such shares of such Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Subsidiary of the Borrower has the corporate or partnership power and has taken all necessary corporate or partnership action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any such Subsidiary). Except as set forth on Schedule 5, attached hereto, the Borrower's ownership interest in each of its Subsidiaries represents a direct or indirect controlling interest of such Subsidiary for purposes of directing or causing the direction of the management and policies of each Subsidiary.

                  (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance, in accordance with their respective terms, by the Borrower of this Agreement and the Notes, and by the Borrower and its Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting the Borrower or any Subsidiary of the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or partnership agreement, as the case may be, as amended, of the Borrower or of any Subsidiary of the Borrower, or under any indenture, agreement, or other instrument, including without limitation the Licenses, to which the Borrower or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries, except for Permitted Liens.

                  (e) Business. The Borrower, together with its Subsidiaries, is engaged solely in the business of owning, constructing, managing, operating, and investing in paging service systems and communications businesses incidental or directly relating thereto.

                  (f) Licenses, etc. Except as set forth on Schedule 6 attached hereto, the Licenses have been duly issued are in full force and effect and, as of the Agreement Date, are held by License Subs as set forth on Schedule 7 attached hereto. The Borrower and the Restricted Subsidiaries are in compliance in all material respects with all of the provisions thereof. The Borrower and the Restricted Subsidiaries have secured all Necessary Authorizations and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened revocation. The sole assets of each License Sub are Licenses used in the operation and construction of the paging business of the Borrower and the Restricted Subsidiaries and management agreements with the Borrower and such of the Restricted Subsidiaries as operate the portion of the paging system subject to the License held by it.

                  (g) Compliance with Law. The Borrower and its Subsidiaries are in compliance in all material respects with all Applicable Law.

                  (h) Title to Assets. The Borrower and the Restricted Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all of the assets referred to in the audited annual financial statements of the Borrower and the Restricted Subsidiaries for the fiscal year ended December 31, 1995 delivered to the Banks prior to the Agreement Date (or such later date as a balance sheet is delivered pursuant to Article 6 hereof), as well as at least 4,350,743 shares of common stock of A+ Network, Inc., a Tennessee corporation (the "A+ Shares"). All of the A+ Shares are owned directly by the Borrower. None of the properties or assets of the Borrower or any of the Restricted Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names the Borrower or any of its Subsidiaries as debtor or which covers or purports to cover any of the assets of the Borrower or any of the Restricted Subsidiaries is currently effective and on file in any state or other jurisdiction, and neither the Borrower nor any of the Restricted Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

                  (i) Litigation. There is no action, suit, proceeding or investigation pending against, or, to the best of the Borrower's knowledge, threatened against or in any other manner relating adversely to, the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, A+ Network, Inc., a Tennessee corporation, or any of its Subsidiaries, any of their respective properties, including without limitation the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including without limitation the FCC) except as set forth on Schedule 8 attached hereto (as such schedule may be updated with the consent of the Majority Banks from time to time). No such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to the Borrower or any of its Subsidiaries or A+ Network, Inc., a Tennessee corporation, or any of its Subsidiaries, would have a Materially Adverse Effect.

                  (j) Taxes. All federal, state and other tax returns of the Borrower and each of its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or any of its Subsidiaries or imposed upon the Borrower or any of its Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (x) the payment of which the Borrower or any of its Subsidiaries is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of the Borrower or the Subsidiary of the Borrower involved, and (z) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced, or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of taxes are, in the judgment of the Borrower, adequate.

                  (k) Financial Statements. The Borrower has furnished or caused to be furnished to the Administrative Agent and the Banks the audited financial statements for the Borrower and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1995, and unaudited financial statements for the fiscal quarter ended June 30, 1996, all of which, together with other financial statements furnished to the Banks subsequent to the Agreement Date have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrower and the Restricted Subsidiaries on a consolidated and consolidating basis, as the case may be, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). Neither the Borrower nor any of the Restricted Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement, and there are no material unrealized losses of the Borrower or any of the Restricted Subsidiaries and no material anticipated losses of the Borrower or any of the Restricted Subsidiaries other than those which have been previously disclosed in writing to the Administrative Agent and the Banks and identified as such.

                  (l) No Material Adverse Change. Since December 31, 1995, there has occurred no event which has had or which could reasonably be expected to have a Materially Adverse Effect.

                  (m) ERISA. The Borrower and each Subsidiary of the Borrower and each of their respective Plans are in compliance with ERISA and the Code and neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrower, each of its Subsidiaries, and each other ERISA Affiliate have complied with all requirements of COBRA. Neither the Borrower nor any of its Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in the Borrower's employee handbook and memoranda to employees. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower or any of its Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

                  (n) Compliance with Regulations G, T, U and X. Neither the Borrower nor any of the Borrower's Subsidiaries is engaged principally in or has as one of its important activities the business of extending credit for the purpose of purchasing or carrying, and neither the Borrower nor any of the Borrower's Subsidiaries owns or presently intends to acquire, any "margin security" or "margin stock" as defined in Regulations G, T, U, and X (12 C.F.R. Parts 207, 220, 221 and 224) of the Board of Governors of the Federal Reserve System (herein called "margin stock") other than the A+ Shares. Except with respect to the A+ Shares, none of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulations G, T, U, and X. The Borrower has not taken, caused or authorized to be taken, and will not take any action which might cause this Agreement or the Notes to violate Regulation G, T, U, or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrower will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Forms G-3 and/or U-1 referred to in

Regulations G and U of said Board of Governors and (ii) other documents evidencing its compliance with the margin regulations, reasonably requested by the Administrative Agent. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of Regulation G, T, U, or X of said Board of Governors.

                  (o) Investment Company Act. Neither the Borrower nor any of its Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower and its Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

                  (p) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document.

                  (q) Absence of Default, Etc. The Borrower and its Subsidiaries are in compliance in all respects with all of the provisions of their respective partnership agreements, Certificates or Articles of Incorporation and By-Laws, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by the Borrower or any of its Subsidiaries, or an event or condition giving rise to any put right or other prepayment right of any holder of Indebtedness, under any indenture, agreement or other instrument relating to Indebtedness of the Borrower or any of its Subsidiaries (other than as set forth on Schedule 6 attached hereto), or a default under any License (which Default could reasonably be expected to result in an Event of Default under Section 8.1(m) hereof), or a default under any judgment, decree or order to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected. Neither the Borrower nor any of its Subsidiaries is a party to or bound by any contract or agreement continuing after the Agreement Date, or bound by any Applicable Law, the performance of which or the compliance with which, as applicable, could have a Materially Adverse Effect or result in the loss of any License issued by the FCC.

                  (r) Accuracy and Completeness of Information. All information, reports, prospectuses and other papers and data relating to the Borrower or any of its Subsidiaries or, to the best of the Borrower's knowledge, A+ Network, Inc., a Tennessee corporation, or any of its Subsidiaries and furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Banks were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Banks true and accurate knowledge of the subject matter.

                  (s) Agreements with Affiliates. Except for agreements or arrangements with Affiliates wherein the Borrower or one or more of the Restricted Subsidiaries provides services to such Affiliates for fair consideration and which are set forth on Schedule 9 attached hereto, neither the Borrower nor any of the Restricted Subsidiaries has (i) any agreements or arrangements of any kind with any Affiliate or (ii) any management or consulting agreements of any kind with any Affiliate.

                  (t) Payment of Wages. The Borrower and each of the Restricted Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and such Persons have paid all minimum and overtime wages required by law to be paid to their respective employees.

                  (u) Priority. The Security Interest is a valid and perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Banks, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any of its Subsidiaries, as the case may be). The fair market value of all partnership interests owned by the Borrower or any of its Subsidiaries which do not constitute Collateral is less than $5,000,000 in the aggregate.

                  (v) Indebtedness for Money Borrowed. Except as described on
Schedule 10 attached hereto, neither the Borrower nor any of its Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advances hereunder on the Agreement Date, any Indebtedness for Money Borrowed.

                  (w) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents and, both before and after giving effect to the A+ Merger, (i) the property of the Borrower, at a fair valuation, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrower will be materially greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section, "debt" means any liability on a claim, and "claim" means (i) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and on the date of each Advance except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Banks and the Administrative Agent, any investigation or inquiry by any Bank or the Administrative Agent, or the making of any Advance under this Agreement.

                                    ARTICLE 5

                                General Covenants

               So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise consent in writing:

               Section 5.1 Preservation of Existence and Similar Matters. Except as permitted under Section 7.4(b) below and except with respect to Subsidiaries which are created solely for the purpose of effecting Acquisitions permitted hereby which are dissolved immediately following the subject Acquisitions, the Borrower will, and will cause each of the Restricted Subsidiaries to:

                                (i) preserve and maintain its existence, and its
                             material rights, franchises, licenses and privileges in the state of its incorporation, including, without limiting the foregoing, the Licenses and all other Necessary Authorizations; and

                               (ii) qualify and remain qualified and authorized
                             to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

               Section 5.2 Business; Compliance with Applicable Law. The Borrower will, and will cause each of its Subsidiaries to, (a) engage solely in the business of owning, constructing, managing, operating and investing in paging service systems and communications businesses incidental or directly relating thereto, and (b) comply in all material respects with the requirements of all Applicable Law.

               Section 5.3 Maintenance of Properties. The Borrower will, and will cause each of the Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets, and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

               Section 5.4 Accounting Methods and Financial Records. The Borrower will, and will cause each of the Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP, and keep accurate and complete records of their respective properties and assets. The Borrower and the Restricted Subsidiaries will maintain a fiscal year ending on December 31.

               Section 5.5 Insurance. The Borrower will, and will cause each of the Restricted Subsidiaries to:

                    (a) Maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrower and each of the Restricted Subsidiaries as is prudent for similarly situated companies engaged in the paging and wireless communications industry.

                    (b) Keep their respective assets insured by insurers on terms and in a manner acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for the paging and wireless communications industry and satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrower and the Restricted Subsidiaries.

                    (c) Require that each insurance policy provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Administrative Agent as additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

               Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower will, and will cause each of its Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

               Section 5.7 Compliance with ERISA.

                    (a) The Borrower shall, and shall cause its Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of
Section 412(a) of the Code, whether or not waived, and will otherwise comply in all material respects with the requirements of the Code and ERISA with respect to the operation of all Plans.

                    (b) The Borrower shall, and shall cause its Subsidiaries to, comply in all material respects with the requirements of COBRA with respect to any Plans subject to the requirements thereof.

                    (c) The Borrower shall furnish to the Administrative Agent and the Banks (i) within thirty (30) days after any officer of the Borrower obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than the Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to the Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice the Borrower, any of its Subsidiaries or any of its ERISA Affiliates or the sponsor of any Plan receives from PBGC, or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by the Borrower or any of its ERISA Affiliates, including the Subsidiaries, and (iv) promptly upon the Administrative Agent's or any Bank's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent or any Bank.

                    (d) The Borrower will promptly notify the Administrative Agent and the Banks of any excise taxes which have been assessed or which the Borrower, any of its Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against the Borrower, any of its Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                    (e) Within the time required for notice to the PBGC under
Section 302(f)(4)(A) of ERISA, the Borrower will notify the Administrative Agent and the Banks of any lien arising under Section 302(f) of ERISA in favor of any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                    (f) The Borrower will not, and will not permit any of its Subsidiaries or any of its ERISA Affiliates to take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject the Borrower, any of its Subsidiaries, or any of its ERISA Affiliates to any tax, penalty, or other liabilities which could have a Materially Adverse Effect:

                         (i) engage in any transaction in connection with which
               the Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to
               Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

                         (ii) terminate any Employee Pension Plan in a manner,
               or take any other action, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

                         (iii) fail to make full payment when due of all amounts
               which, under the provisions of any Plan, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

                         (iv) permit the present value of all benefit
               liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with
               Section 412 of the Code.

               Section 5.8 Visits and Inspections. The Borrower will, and will cause each of its Subsidiaries to, permit representatives of the Administrative Agent and any of the Banks, upon reasonable notice, to (i) visit and inspect the properties of the Borrower or any of its Subsidiaries during business hours,
(ii) inspect and make extracts from and copies of their respective books and records, and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrower and each of its Subsidiaries will also permit representatives of the Administrative Agent and any of the Banks to discuss with their respective accountants the Borrower's and the Borrower's Subsidiaries' businesses, assets, liabilities, financial positions, results of operations and business prospects.

               Section 5.9 Payment of Indebtedness; Loans. Subject to any provisions herein or in any other Loan Document, the Borrower will, and will cause each of the Restricted Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due or to the extent of trade payables of such Persons otherwise in accordance with ordinary business practices customary for the wireless communications industry, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

               Section 5.10 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances under the Facility A Commitment directly or indirectly:
(a) to fund Capital Expenditures of the Borrower and the Restricted Subsidiaries; (b) to refinance Indebtedness for Money Borrowed of A+ Network, Inc. arising under the A+ Indenture after the Facility B Commitment has been fully utilized for such purpose; (c) for working capital needs and other general corporate purposes of the Borrower and the Restricted Subsidiaries which do not otherwise conflict with this Section 5.10 (including, without limitation, the payment of fees and expenses incurred in connection with the execution and delivery of this Agreement and the other Loan Documents); and (d) subject to compliance with Section 5.13 hereof, to finance Acquisitions permitted pursuant to Section 7.6 hereof. The Borrower will use the aggregate proceeds of all Advances under the Facility B Commitment to refinance Indebtedness for Money Borrowed of A+ Network, Inc. arising under the A+ Indenture.

Except with respect to the A+ Shares, no proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

               Section 5.11 Indemnity. The Borrower for itself and on behalf of each of the Restricted Subsidiaries jointly and severally agrees to indemnify and hold harmless each Bank, the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and each of their respective affiliates, employees, representatives, shareholders, officers, directors and counsel (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, losses, damages, actions, attorneys' fees and expenses (as such fees and expenses are incurred) and demands by any party, including the costs of investigating and defending such claims, whether or not the Borrower, any Subsidiary or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by the Borrower or any Subsidiary of the Borrower of any representation or warranty made hereunder; or (b) otherwise arising out of (i) the Commitments or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Loans hereunder in any fashion by the Borrower or the performance of their respective obligations under the Loan Documents by the Borrower or any of its Subsidiaries, (ii) allegations of any participation by the Banks, the Managing Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent, or any of them, in the affairs of the Borrower or any of its Subsidiaries, or allegations that any of them has any joint liability with the Borrower or any of its Subsidiaries for any reason,
(iii) any claims against the Banks, the Managing Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent, or any of them, by any shareholder or other investor in or lender to the Borrower or any Subsidiary, by any brokers or finders or investment advisers or investment bankers retained by the Borrower or by any other third party, arising out of the Commitments or otherwise under this Agreement; or (c) in connection with taxes (not including federal or state income taxes or other taxes based solely upon the revenues of such Persons), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non- appealable judicial order of a court of competent jurisdiction. The obligations of the Borrower and the Restricted Subsidiaries under this Section 5.11 are in addition to, and shall not otherwise limit, any liabilities which the Borrower might otherwise have in connection with any warranties or similar obligations of the Borrower or any of its Subsidiaries in any other Loan Document.

               Section 5.12 Interest Rate Hedging. Within one hundred eighty
(180) days of the Agreement Date, the Borrower shall have entered into (and shall at all times thereafter maintain) one or more Interest Rate Hedge Agreements with respect to the Borrower's interest obligations on an aggregate principal amount of not less than fifty percent (50%) of the principal amount of Total Debt outstanding from time to time. Such Interest Rate Hedge Agreements shall provide interest rate protection in conformity with ISDA standards and for a period of at least three (3) years from the date of such Interest Rate Hedge Agreements or, if earlier, until the Maturity Date on terms acceptable to the Managing Agents, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Rate Hedge Agreement. Interest Rate Hedge Agreements required hereby may be in the form of (i) an "on-market" interest rate swap, (ii) an interest rate cap having a cap not higher than two percent (2%) per annum above the prevailing interest rate for U.S. Treasury securities having a term approximately equal to the term of the interest rate cap in question, or (iii) any other interest rate hedging product satisfactory to the Managing Agents. Indebtedness for Money Borrowed of the Borrower and the Restricted Subsidiaries which bears interest at a fixed rate shall be deemed to be subject to an Interest Rate Hedge Agreement for purposes of this Section. Subject to compliance with Section 7.1(d) hereof, the Borrower may also enter into interest rate floors corresponding to any interest rate caps it has entered into in accordance with this Agreement, so long as (i) the floors are lower in rate than the corresponding caps, (ii) such floors have terms no longer than the corresponding caps, and (iii) such floors conform to ISDA standards. All Obligations of the Borrower to the Administrative Agent or any of the Banks pursuant to any Interest Rate Hedge Agreement permitted hereunder and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations; and any Interest Rate Hedge Agreement between the Borrower and any other Person shall be unsecured.

               Section 5.13 Covenants Regarding Formation of Subsidiaries and Acquisitions. At the time of (i) any Acquisition permitted hereunder or (ii) the formation of any new Restricted Subsidiary of the Borrower or any of its Subsidiaries which is permitted under this Agreement, including, without limitation, the formation of any License Sub, the Borrower will, and will cause its Subsidiaries, as appropriate, to (a) provide to the Administrative Agent (1) an executed Master Subsidiary Security Agreement for such new Restricted Subsidiary, in substantially the form of Exhibit J attached hereto, together with appropriate UCC-1 financing statements, (2) an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit K attached hereto, and (3), to the extent applicable, a Trademark Security Agreement, substantially in the form of

Exhibit F attached hereto, together with other appropriate documentation, all of which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit I attached hereto, together with appropriate attachments; (b) pledge to the Administrative Agent all of the Capital Stock of such Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower's Pledge Agreement, an existing Subsidiary Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit L attached hereto, and execute and deliver to the Administrative Agent all such other documentation for such pledge as, in the opinion of the Administrative Agent, is appropriate; and (c) provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the chief financial officer of the Borrower, together with a statement by such Person that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, which are satisfactory to the Administrative Agent and which in its opinion is appropriate with respect to such Acquisition or the formation of such Subsidiary. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement.

               Section 5.14 Payment of Wages. The Borrower shall and shall cause each of the Restricted Subsidiaries to at all times comply, in all material respects, with the requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

               Section 5.15 Further Assurances. The Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any acts or failure to act by the Borrower or any of the Borrower's Subsidiaries or any employee or officer thereof. The Borrower at its expense will promptly execute and deliver to the Administrative Agent and the Banks, or cause to be executed and delivered to the Administrative Agent and the Banks, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan

Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith and as may be reasonably requested.

               Section 5.16 License Subs. Promptly (and in any event within one hundred eighty (180) days) after the consummation of any Acquisition permitted hereunder, the Borrower shall cause each of the Licenses held by the Borrower or any of the Restricted Subsidiaries to be transferred to one or more License Subs, each of which License Subs shall have as its sole asset or assets the Licenses of the Borrower or any of the Restricted Subsidiaries and a management agreement with the Borrower and such of the Restricted Subsidiaries as operates the portion of the paging system of the Borrower and the Restricted Subsidiaries subject to such License or Licenses, such that from and after such applicable date neither the Borrower nor the Restricted Subsidiaries (other than License
Subs) shall hold any Licenses other than through one or more duly created and existing License Subs. The Borrower shall not permit the License Subs to have any business activities, operations, assets, Indebtedness, Guaranties or Liens (other than pursuant to a Subsidiary Guaranty and Master Subsidiary Security Agreement issued in connection herewith). At the time of the transfer of the Licenses to the License Subs, the Borrower shall provide to the Administrative Agent copies of any required consents to such transfer from the FCC and any other governmental authority, together with a certificate of an Authorized Signatory stating that all Necessary Authorizations relating to such transfer have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.

                                    ARTICLE 6

                              Information Covenants

               So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to each Bank and the Administrative Agent, at their respective offices:

               Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) fiscal quarters of the Borrower during any fiscal year, a copy of the Form 10-Q of the Borrower for such quarter, and, to the extent not contained therein, the balance sheets of the Borrower on a consolidated and consolidating basis with its Restricted Subsidiaries, and of the

Unrestricted Subsidiaries on a stand-alone basis, as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Borrower on a consolidated and consolidating basis with its Restricted Subsidiaries, and of the Unrestricted Subsidiaries on a stand-alone basis, for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period, shall provide consolidated and consolidating figures with respect to any Acquisitions consummated during such period, and shall be certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower on a consolidated and consolidating basis with its Restricted Subsidiaries, and of the Unrestricted Subsidiaries on a stand-alone basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.

               Section 6.2 Annual Financial Statements and Information. Within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the Form 10-K of the Borrower for such year, and, to the extent not contained therein, the audited consolidated and consolidating balance sheets of the Borrower and the its Restricted Subsidiaries, and of the Unrestricted Subsidiaries on a stand-alone basis, as of the end of such fiscal year and the related audited consolidated and consolidating statements of operations of the Borrower and the Restricted Subsidiaries, and of the Unrestricted Subsidiaries on a stand-alone basis, for such fiscal year and for the previous fiscal year, the related audited consolidated and consolidating statements of cash flow and stockholders' equity of the Borrower and the Restricted Subsidiaries, and of the Unrestricted Subsidiaries on a stand-alone basis, for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of independent certified public accountants of recognized national standing acceptable to the Administrative Agent, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrower was not in compliance with or was otherwise in Default under the terms, covenants, provisions or conditions of Articles 7 and 8 hereof insofar as they relate to accounting or financial matters.

               Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2, a certificate of the president or chief financial officer of the Borrower as to its financial performance:

                         (a) setting forth as and at the end of such quarterly
period or fiscal year, as the case may be, the arithmetical calculations required to establish (i) any adjustment to the Applicable Margins, as provided for in Section 2.3(f), and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10, 7.11 and 7.12; and

                         (b) stating that no Default has occurred as at the end
of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default.

               Section 6.4 Copies of Other Reports.

                         (a) Promptly upon receipt thereof, copies of all
reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in
Section 6.2.

                         (b) Promptly upon receipt thereof, copies of any
material adverse notice or report regarding any License from the FCC or any other governmental authority.

                         (c) From time to time and promptly upon each request,
such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrower or any of its Subsidiaries or, to the extent available to the Borrower, A+ Network, Inc. or any of its Subsidiaries, as the Administrative Agent or any Bank may reasonably request.

                         (d) Annually, certificates of insurance indicating that
the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with copies of any new or replacement insurance policies obtained during such year.

                         (e) Prior to January 31 of each year, the annual budget
for the Borrower and the Restricted Subsidiaries, including forecasts of the income statement, the balance sheet and a cash flow statement for such year, on a quarter by quarter basis.

                         (f) Promptly after the sending thereof, copies of all
statements, reports and other information which the Borrower or any of its Subsidiaries sends to security holders of the Borrower generally or files with the Securities and Exchange Commission or any national securities exchange.

                         (g) Within thirty (30) days after the last day of each
month prior to the delivery of financial statements of the Borrower and the Restricted Subsidiaries for the fiscal quarter ending September 30, 1996 as required pursuant to Section 6.2 hereof, the balance sheet of the Borrower on a consolidated basis with the Restricted Subsidiaries as at the end of such month, and the related statements of operations and cash flows of the Borrower on a consolidated basis with the Restricted Subsidiaries, certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower and the Restricted Subsidiaries on a consolidated basis as at the end of such month and the results of operations for such month, subject only to normal year-end and audit adjustments.

               Section 6.5 Notice of Litigation and Other Matters. Notice specifying the nature and status of any of the following events, promptly, but in any event not later than fifteen (15) days after the occurrence of any of the following events becomes known to the Borrower:

                         (i) the commencement of all proceedings and
               investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against, or to the extent known to the Borrower, in any other way relating materially adversely to the Borrower or any Subsidiary of the Borrower or A+ Network, Inc. or any of its Subsidiaries, officers, directors or principal shareholders, or any of their respective properties, assets or businesses or any License;

                         (ii) any material adverse change with respect to the
               business, assets, liabilities, financial position, results of operations or business prospects of the Borrower or any Subsidiary of the Borrower or A+ Network, Inc. or any of its Subsidiaries, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect;

                         (iii) any material amendment or change to the financial
               projections or annual budget provided to the Banks by the Borrower;

                         (iv) any Default or the occurrence or non- occurrence
               of any event (A) which constitutes, or which with the passage of time or giving of notice or both would constitute a default by the Borrower or any Subsidiary of the Borrower, or an event or condition which gives rise to any put right or other prepayment right of any holder of Indebtedness, under any material agreement other than this

               Agreement and the other Loan Documents to which the Borrower or any Subsidiary of the Borrower is party or by which any of their respective properties may be bound, or (B) which could have a Materially Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

                         (v) the occurrence of any Reportable Event or a
               "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

                         (vi) the occurrence of any event subsequent to the
               Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.

                                    ARTICLE 7

                               Negative Covenants

               So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise give their prior consent in writing:

               Section 7.1 Indebtedness of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

                         (a) the Obligations (other than the Obligations
described in Section 7.1(d) below);

                         (b) operating accounts payable, accrued expenses and
customer advance payments incurred in the ordinary course of business;

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
                         (c) Indebtedness secured by Permitted Liens;

                         (d) Obligations under Interest Hedge Agreements having
a notional principal amount of not more than $125,000,000 in the aggregate;

                         (e) Indebtedness of the Borrower or any of the
Restricted Subsidiaries to the Borrower or any other Restricted Subsidiary so long as the corresponding debt instruments are pledged to the Administrative Agent as security for the Obligations;

                         (f) Indebtedness for Money Borrowed of the Borrower
which is pari passu with the Obligations in an aggregate principal amount not to exceed $100,000,000, provided that (i) such Indebtedness for Money Borrowed is issued under and governed by this Agreement pursuant to an amendment to this Agreement which is in form and substance satisfactory to the Majority Banks and
(ii) both before and after giving effect to the incurrence of such Indebtedness for Money Borrowed, the Borrower shall be in compliance with the terms of this Agreement, including, without limitation, Sections 7.8, 7.9, 7.10, 7.11 and 7.12 hereof;

                         (g) Unsecured Subordinated Debt of the Borrower issued
pursuant to the Indenture, following the A+ Merger Events Completion Date, unsecured Subordinated Debt of A+ Network, Inc. under the A+ Indenture, and other unsecured Subordinated Debt (including, without limitation, seller notes issued in conjunction with Acquisitions permitted under Section 7.6 hereof), provided that (i) such Subordinated Debt is subordinated to the prior payment and performance of the Obligations on terms satisfactory to the Banks, (ii) under the terms of such Subordinated Debt there shall be no payment or prepayment of principal in respect thereof prior to the first anniversary of the Maturity Date, and (iii) both before and after giving effect to the incurrence of such Subordinated Debt, the Borrower shall be in compliance with the terms of this Agreement, including, without limitation, Sections 7.8, 7.9, 7.10, 7.11 and
7.12 hereof, and the Borrower shall have delivered to the Banks pro forma projections satisfactory to the Majority Banks demonstrating such compliance through the Maturity Date; and

                         (h) Other unsecured Indebtedness, including, without
limitation, Indebtedness under Capitalized Lease Obligations which does not exceed $10,000,000 in the aggregate at any one time outstanding.

               Section 7.2 Limitation on Liens. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

               Section 7.3 Amendment and Waiver. Except as set forth on Schedule 11 attached hereto, the Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the provisions of (a) its articles or certificate of incorporation or partnership agreement or by-laws, as appropriate (other than immaterial amendments relating to corporate governance which could not reasonably be expected to have an adverse effect on the Administrative Agent or any Bank or any of their rights or claims under any of the Loan Documents),
(b) the documents relating to the A+ Merger, or (c) any documents relating to Subordinated Debt.

               Section 7.4 Liquidation, Merger, or Disposition of Assets.

                         (a) Disposition of Assets. The Borrower shall not, and
shall not permit any Restricted Subsidiary to, make any Asset Disposition in one or more transactions involving Net Available Proceeds of $10,000,000 or more, individually or in the aggregate with all other Asset Dispositions, during each fiscal year of the Borrower, without the prior written consent of the Majority Banks. Further, the Borrower shall not make, and shall not permit any Restricted Subsidiary to make, any Asset Disposition in one or more transactions, unless:
(i) the Borrower (or such Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the fair market value of the assets sold or disposed of as determined by the Board of Directors of the Borrower; (ii) at least 80% of the consideration for such Asset Disposition consists of cash or Cash Equivalents or the assumption of Indebtedness for Money Borrowed of the Borrower to the extent that the Borrower is released from all liability on such Indebtedness for Money Borrowed; and (iii) all Net Available Proceeds of such Asset Disposition, less any amounts invested within 180 days of such Asset Disposition in assets related to the business of the Borrower (or invested within one year of such Asset Disposition in assets related to the business of the Borrower, pursuant to an agreement to make such investment entered into within 180 days of such Asset Disposition), are applied within such 180- (or 360-) day period to repay Loans then outstanding.

                         If, within 180 days after an Asset Disposition, the
Borrower or a Restricted Subsidiary enters into a contract providing for the investment of Net Available Proceeds in assets relating to the business of the Borrower and such contract is terminated without fault on the part of the Borrower or such

Subsidiary prior to the making of such investment, the Borrower or such Subsidiary, as the case may be, shall within 90 days after the termination of such agreement, or within 180 days after such Asset Disposition, whichever is later, invest or otherwise apply the funds that were to be invested pursuant to such agreement in accordance with the preceding paragraph, and any funds so invested or applied shall for all purposes hereof be deemed to have been so invested or applied within the 180- (or 360-) day period provided for in such paragraph.

                         (b) Liquidation or Merger. The Borrower shall not, and
shall not permit any of the Restricted Subsidiaries to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (i) a merger or consolidation among the Borrower and one or more of its Restricted Subsidiaries, provided the Borrower is the surviving corporation, or (ii) a merger between or among two or more Restricted Subsidiaries of the Borrower, or (iii) in connection with an Acquisition permitted hereunder effected by a merger in which the Borrower is the surviving corporation or, in a merger in which the Borrower is not a party, where the surviving corporation is a Restricted Subsidiary.

               Section 7.5 Limitation on Guaranties. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, or
(b) obligations under agreements of the Borrower or any of the Restricted Subsidiaries entered into in connection with leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of the Borrower or any of Restricted Subsidiaries, (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1 hereof, or (d) as may be contained in any Loan Document including, without limitation, the Subsidiary Guaranty.

               Section 7.6 Investments and Acquisitions. The Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, make any loan or advance, or otherwise acquire for consideration evidences of Indebtedness, Capital Stock or other securities of any Person or other assets or property (other than assets or property in the ordinary course of business), or make any Acquisition, except that so long as no Default then exists or would be caused thereby:

                         (a) The Borrower and the Restricted Subsidiaries may,
directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper issued by corporations, each of which shall have a combined net worth of at least $100 million and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc., or any successor, or "A-2" or better by Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor, and (iii) purchase repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national or state bank the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and having capital, surplus and undivided profits totaling more than $100 million and rated "A" or better by Moody's Investors Service, Inc., or any successor, or Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor;

                         (b) Subject to compliance with Section 5.13 hereof, the
Borrower may own Capital Stock of any License Sub as permitted by Section 5.16 hereof;

                         (c) Provided that the Borrower complies with Section
5.13 hereof in connection therewith, and provides to the Administrative Agent and the Banks financial projections and calculations, in form and substance satisfactory to the Managing Agents, specifically demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.11 hereto and its ability to meet its repayment obligations hereunder through the Maturity Date, after giving effect thereto, the Borrower may make the following Acquisitions:

                         (i) the Scheduled Acquisitions, provided that, in the
case of the Acquisition of the assets of Page America Group, Inc. and its Subsidiaries, the A+ Merger Events Completion Date shall have also occurred;

                         (ii) Other Acquisitions of paging companies for an
aggregate Net Purchase Price not to exceed $50,000,000 during the term of this Agreement;

                         (iii) Additional Acquisitions of paging companies so
long as the Total Leverage Ratio, after giving effect to the proposed Acquisition, is less than 5.00 to 1; and

                         (iv) Other Acquisitions with the prior written consent
of the Majority Banks; and

                         (d) The Borrower may make investments in wireless
communications ventures in an aggregate amount not to exceed, during the term of this Agreement, the sum of (i) $25,000,000 plus (ii) sixty percent (60%) of the amount of all proceeds (net of reasonable and customary transaction costs) from the issuance by the Borrower of additional equity on or after the Agreement Date in excess of $25,000,000; provided that (a) all ownership interests of the Borrower or any of its Subsidiaries in such ventures, of whatever nature, are pledged to the Administrative Agent as Collateral for the Obligations pursuant to documentation satisfactory to the Majority Banks, and (b) all recourse to the Borrower or any of its Subsidiaries with respect to any such venture shall be limited to the amount of the investment made therein by the Borrower in accordance herewith.

               Section 7.7 Restricted Payments and Purchases. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default hereunder then exists or would be caused thereby, the Borrower may make (a) scheduled payments of accrued interest in respect of Subordinated Debt incurred in accordance with Section 7.1 hereof, and (b) dividend payments in respect of any preferred stock or convertible preferred securities of the Borrower in an aggregate amount not to exceed $10,000,000 in any calendar year.

               Section 7.8 Senior Leverage Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance), (c) upon the incurrence by the Borrower of any Subordinated Debt (after giving effect thereto), (d) at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:

           Period                                        Ratio
           Agreement Date through
             December 31, 1997                           4.00:1

           January 1, 1998 through
             December 31, 1998                           3.50:1

           January 1, 1999 through
             December 31, 1999                           3.25:1

           January 1, 2000 and thereafter                3.00:1

               Section 7.9 Total Leverage Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance), (c) upon the incurrence by the Borrower of any Subordinated Debt (after giving effect thereto), (d) at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

            Period                                     Ratio
            Agreement Date through
              September 30, 1996                       6.60:1

            October 1, 1996 through
              December 31, 1996                        6.25:1

            January 1, 1997 through
              December 31, 1997                        6.00:1

            January 1, 1998 through
              December 31, 1998                        5.25:1

            January 1, 1999 through
              December 31, 1999                        4.75:1

            January 1, 2000 through
              December 31, 2000                        4.25:1

            January 1, 2001 and thereafter             4.00:1

               Section 7.10 Annualized Operating Cash Flow to Pro Forma Debt Service Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance hereunder (after giving effect to such Advance), (c) upon the incurrence by the Borrower of any Subordinated Debt (after giving effect thereto), (d) at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the ratio of (i) Annualized Operating Cash Flow (for the calendar quarter end being tested in the case of Section 7.10(a) hereof, or for the most recently completed fiscal quarter end for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be, in the case of Sections 7.10(b), (c), (d) and (e) hereof) to (ii) Pro Forma Debt Service to be less than the ratios set forth below during the periods indicated:

           Period                               Ratio
           Agreement Date through
             March 31, 1997                     1.15:1

           April 1, 1997 and
             thereafter                         1.25:1

               Section 7.11 Total Sources to Total Uses Ratio. The Borrower shall not permit the ratio of (a) Total Sources to (b) Total Uses as of any date to be less than or equal to 1.05 to 1.

               Section 7.12 Operating Cash Flow to Net Cash Interest Expense Ratio. (a) As of the end of any calendar quarter, (b) at the time of any Advance, (c) upon the incurrence by the Borrower of any Subordinated Debt, (d) at the time of any proposed sale, exchange or other disposition of assets by the Borrower or any Restricted Subsidiary, and (e) at the time of any acquisition or investment by the Borrower or any Restricted Subsidiary, the Borrower shall not permit the ratio of (i) Operating Cash Flow for the most recently completed fiscal quarter (calculated as of the end of the fiscal quarter being tested in the case of Section 7.12(a) hereof, or as of the end of the most recently completed fiscal quarter for which financial statements are required to have been delivered pursuant to Section 6.1 or 6.2 hereof, as the case may be, in the case of Sections 7.12(b), (c), (d) and (e) hereof) to (ii) Net Cash Interest Expense for such fiscal quarter to be less than or equal to the ratios set forth below for the periods indicated:

            Period                                   Ratio
            Agreement Date through
              March 31, 1997                         1.50:1

            April 1, 1997 through
              December 31, 1998                      1.75:1

            January 1, 1999 through
              December 31, 1999                      2.00:1

            January 1, 2000
              and thereafter                         2.25:1

               Notwithstanding the foregoing, in the event that the ratio of Operating Cash Flow for the fiscal quarter ending June 30, 1997 to Interest Expense for such fiscal quarter is less than 2.00 to 1, the Borrower agrees that on or before September 30, 1997, it shall cause equity in form satisfactory to the Managing Agents of not less than $50,000,000 (net of reasonable and customary transaction costs) to be infused into the Borrower since the Agreement Date.

               Section 7.13 Affiliate Transactions. Except as set forth on
Schedule 9 attached hereto, the Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, at any time engage in any transaction with an Affiliate, or make an assignment or other transfer of any of its properties or assets to any Affiliate (other than to the Borrower or a Restricted Subsidiary), on terms less advantageous to the Borrower or such Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

               Section 7.14 Real Estate. Except as set forth on Schedule 12 attached hereto, neither the Borrower nor any of the Restricted Subsidiaries shall purchase any real estate or enter into any sale/leaseback transaction.

               Section 7.15 ERISA Liabilities. The Borrower shall not, and shall cause each of its ERISA Affiliates not to, (i) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans, or (ii) enter into any Multiemployer Plan.

               Section 7.16 Unrestricted Subsidiaries. The Borrower may form or otherwise acquire Unrestricted Subsidiaries with the prior written consent of the Majority Banks. The Borrower shall not permit any Unrestricted Subsidiary to: (a) create, assume, incur or otherwise become or remain obligated in respect of or permit to be outstanding any Indebtedness, other than Indebtedness which is non-recourse to the Borrower and the Restricted Subsidiaries; (b) create, assume, incur or permit to exist or to be created, any Lien on any of its properties or assets, whether now owned or hereafter acquired, other than Liens securing Indebtedness which is non-recourse to the Borrower and the Restricted Subsidiaries; (c) Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than Guaranties which are non-recourse to the Borrower and the Restricted Subsidiaries; or (d) own any assets or conduct any business or other activities without the prior written consent of the Majority Banks. In addition, the Borrower shall not and shall not permit any of its Subsidiaries to: (x) pledge or permit the pledge of the Capital Stock or other ownership interests of any Unrestricted Subsidiary to any Person (other than to the Administrative Agent as additional Collateral for the Obligations); (y) make any loan or advance to, or Guaranty any obligations of, any Unrestricted Subsidiary or otherwise acquire for consideration evidences of Indebtedness, Capital Stock or other securities of any Unrestricted Subsidiary, other than investments permitted under Section
7.6 hereof and other than intercompany loans and advances among the Unrestricted Subsidiaries; or (z) transfer any assets to any Unrestricted Subsidiary. The Borrower shall not permit the net worth of any Unrestricted Subsidiary, after giving effect to all contingent liabilities and as otherwise determined in accordance with GAAP, to be less than zero at any time.

               Section 7.17 No Limitation on Upstream Dividends by Subsidiaries. The Borrower shall not permit any Restricted Subsidiary to enter into or agree, or otherwise become subject, to any agreement, contract or other arrangement with any Person pursuant to the terms of which (a) such Restricted Subsidiary is or would be prohibited from or limited in declaring or paying any cash dividends or distributions on any class of its Capital Stock or any other ownership interests owned directly or indirectly by the Borrower or from making any other distribution on account of any class of any such Capital Stock or ownership interests (herein referred to as "Upstream Dividends") or (b) the declaration or payment of Upstream Dividends by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary, on an annual or cumulative or other basis, is or would be otherwise limited or restricted.

                                    ARTICLE 8

                                     Default

               Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                         (a) Any representation or warranty made under this
Agreement or any other Loan Document shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof; or

                         (b) The Borrower shall default in the payment of: (i)
any interest under any of the Notes or fees or other amounts payable to the Banks and the Administrative Agent under any of the Loan Documents, or any of them, when due and such default is not cured within three (3) Business Days after the occurrence thereof; or (ii) any principal under any of the Notes when due; or

                         (c) The Borrower shall default in the performance or
observance of any agreement or covenant contained in Sections 5.2(a), 5.10, 5.13, or 5.16 or in Articles 6 or 7 hereof; or

                         (d) The Borrower shall default in the performance or
observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days from the occurrence of such default; or

                         (e) There shall occur any default in the performance or
observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in Section 8.1 of this Agreement) by the Borrower, any of its Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty (30) days from the occurrence of such default; or

                         (f) There shall be entered and remain unstayed a decree
or order for relief in respect of the Borrower or any of the Borrower's Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of the Borrower's Subsidiaries, or of any substantial part of their respective properties; or ordering the winding-up or liquidation of the affairs of the Borrower, or any of the Borrower's Subsidiaries; or an involuntary petition shall be filed against the Borrower or any of the Borrower's Subsidiaries and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days; or

                         (g) The Borrower or any of the Borrower's Subsidiaries
shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower or any of the Borrower's Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of the Borrower's Subsidiaries or of any substantial part of their respective properties, or the Borrower or any of the Borrower's Subsidiaries shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; the Borrower shall suspend or discontinue its business; the Borrower or any of the Borrower's Subsidiaries shall have concealed or removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law, or the

Borrower or any of the Borrower's Subsidiaries shall take any action in furtherance of any such action; or

                         (h) A judgment not covered by insurance shall be
entered by any court against the Borrower or any of the Borrower's Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $500,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of the Borrower's Subsidiaries which, together with all other such property of the Borrower or any of the Borrower's Subsidiaries subject to other such process, exceeds in value $500,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged or removed to bond; or

                         (i) There shall be at any time any "accumulated funding
deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any of its Subsidiaries or any ERISA Affiliate, or to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or the Borrower or any of its Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower or any of its Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code; or

                         (j) Any event not referred to elsewhere in this Section
8.1 shall occur which has a Materially Adverse Effect; or

                         (k) There shall occur (i) any default under (A) the
Indenture, (B) following the A+ Merger, the A+ Indenture, or (C) any other document, instrument or agreement relating to any Indebtedness of the Borrower or any of the Borrower's Subsidiaries having an aggregate principal amount exceeding $5,000,000; or (ii) any event which directly or indirectly causes the Borrower or any of its Subsidiaries to be required to offer to prepay any Indebtedness or which directly or indirectly gives any holder of any Indebtedness of the Borrower or any of its

Subsidiaries the right to require the Borrower or any of its Subsidiaries to prepay any such Indebtedness under the Indenture, the A+ Indenture or any other document, instrument or agreement relating to any Indebtedness of the Borrower or any of the Borrower's Subsidiaries having an aggregate principal amount exceeding $5,000,000; or (iii) any default under any Interest Rate Hedge Agreement having a notional principal amount of $1,000,000 or more; or

                         (l) The FCC shall deliver to the Borrower or any of its
Subsidiaries an order to show cause why an order of revocation should not be issued based upon any alleged attribution of "alien ownership" (within the meaning of 47 U.S.C. Section 310(b) and any interpretation of the FCC thereunder) to the Borrower or any of its Subsidiaries and (i) the Borrower shall fail to respond thereto in accordance with such order and Applicable Law within thirty (30) days after such delivery (or such shorter period specified by such order or Applicable Law), or (ii) such order shall not have been rescinded within one hundred eighty (180) days after such delivery; or

                         (m) One or more Licenses shall be terminated or revoked
or substantially adversely modified such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related paging system or portions thereof and retain the revenue received therefrom, if any, or any such License shall fail to be renewed at the stated expiration thereof such that the Borrower and the Restricted Subsidiaries are no longer able to operate the related paging system or portions thereof and retain the revenue received therefrom, if any, and, in either case, there shall be any loss of revenue or forecast revenue of the Borrower or any of the Restricted Subsidiaries as a direct or indirect result thereof; or

                         (n) Any Loan Document or any material provision
thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Borrower or any of the Borrower's Subsidiaries or any shareholder, or by any governmental authority having jurisdiction over the Borrower or any of the Borrower's Subsidiaries or any shareholder, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Borrower or any of the Borrower's Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document; or

                         (o) Any Security Document shall for any reason, fail or
cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any portion of the Collateral purported to be covered thereby, subject only to Permitted Liens; or

                         (p) Any Change in Control Event shall occur or exist;
or

                         (q) All or substantially all of the Capital Stock of
the Borrower shall be held by a holding company or parent company; or

                         (r) There shall occur any default by the Borrower or
any Restricted Subsidiary under or a cancellation of, without replacement, any Transponder Lease Agreement which default is not cured within any applicable cure period.

               Section 8.2 Remedies.

                         (a) If an Event of Default specified in Section 8.1
(other than an Event of Default under Section 8.1(f) or Section 8.1(g)) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Banks subject to Section 9.8(a) hereof, shall (i) terminate the Commitments, and/or (ii) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Banks and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Commitments shall thereupon forthwith terminate.

                         (b) Upon the occurrence and continuance of an Event of
Default specified in Section 8.1(f) or Section 8.1(g), all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent or the Banks, or the Majority Banks, or any of them, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

                         (c) Upon acceleration of the Notes, as provided in
subsection (a) or (b) of this Section 8.2, above, the Administrative Agent and the Banks shall have all of the post-default rights granted to them, or any of them, as applicable, under the Loan Documents and under Applicable Law.

                         (d) Following acceleration of the Notes as provided in
subsection (a) or (b) of this Section 8.2, provided the Majority Banks elect to initiate (or direct the Administrative Agent to initiate) either (i) a civil proceeding for the appointment of a receiver with respect to the Borrower's assets or (ii) an involuntary bankruptcy (or similar) petition against the Borrower, the Majority Banks shall have the right, but not the obligation, to direct the Administrative Agent, to the extent permitted under Applicable Law, to take possession of and to operate the paging systems of the Borrower and the Restricted Subsidiaries during the "Pre-receivership Period," as defined below, in accordance with the terms of the Licenses and pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Majority Banks prior to such action, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and any necessary withholding taxes to state or federal authorities. In the event the guidelines referred to in the preceding sentence do not contemplate payments or expenditures that subsequently arise in the ordinary course after the Administrative Agent has begun to operate the systems, the Administrative Agent may, after giving three (3) Business Days' notice to the Banks of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such systems. All payments and expenditures incurred in connection with this provision in excess of receipts shall constitute costs and expenses of performance and/or collection reimbursable by the Borrower pursuant to Section 11.2 hereof, which until paid by the Borrower shall be reimbursed to the Administrative Agent by the Banks pursuant to Section 9.11 hereof. No exercise by the Administrative Agent and the Majority Banks of the rights granted to any of them under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent and the Banks, or any of them, under this Agreement or any other Loan Document or at law. The Borrower hereby irrevocably appoints the Administrative Agent, as collateral agent for the Banks, the true and lawful attorney of the Borrower, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operating of such systems in the exercise of the Administrative Agent and Banks' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable. The rights of the Administrative Agent and the Banks under this Section 8.2(d) shall be subject to the prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights. If the Administrative Agent (or the Banks) take possession of the systems pursuant to this Section 8.2(d) prior to initiation of the actions described in the first sentence of this Section, the Administrative Agent shall initiate such action within the time period established by the Majority Banks prior to such action. The "Pre-receivership Period" referred to in the first sentence of this Section 8.2(d) shall mean the time period beginning on the date of the first possession of the systems by the Administrative Agent (or the Banks) and ending upon the earlier of (i) the taking of possession of the systems by a receiver appointed by a court of competent jurisdiction or (ii) the taking of possession of the systems by a trustee or by the Borrower as debtor-in-possession following the entry of an order for relief in a case of the Borrower pending under the United States Bankruptcy Code.

                         (e) Upon acceleration of the Notes, as provided in
subsection (a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Majority Banks, shall have the right to the appointment of a receiver for the properties and assets of the Borrower and the Restricted Subsidiaries, and the Borrower, for itself and on behalf of the Restricted Subsidiaries, hereby consents to such rights and such appointment and hereby waives any objection the Borrower or any Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Banks, in connection therewith. The rights of the Administrative Agent under this Section 8.2(e) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

                         (f) The rights and remedies of the Administrative Agent
and the Banks hereunder shall be cumulative, and not exclusive.

               Section 8.3 Payments Subsequent to Declaration of Event of Default. Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to any of the Administrative Agent and the Banks or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b) and (c); second, to the Banks and the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to the Banks pro rata on the basis of their respective unpaid principal amounts (except as provided in

Section 2.2(e)), to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Banks pro rata until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Rate Hedge Agreements with the Banks or any of them shall be paid on a pro rata basis with the Loans); fifth, to the Banks pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to the Borrower or as otherwise required by law.

                                    ARTICLE 9

                            The Administrative Agent

               Section 9.1 Appointment and Authorization. Each Bank hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Loans and in its Notes irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its directors, officers, employees, agents or counsel, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

               Section 9.2 Interest Holders. The Administrative Agent may treat each Bank, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Bank in its portion of the Loans and in its Notes until written notice of transfer, signed by such Bank (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

               Section 9.3 Consultation with Counsel. The Administrative Agent may consult with Powell, Goldstein, Frazer & Murphy, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with such counsel and in reasonable reliance on such consultations.

               Section 9.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

               Section 9.5 Administrative Agent and Affiliates. With respect to the Commitments and the Loans, the Bank which is an affiliate of the Administrative Agent shall have the same rights and powers hereunder as any other Bank and the Administrative Agent and affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or any Affiliates of, or Persons doing business with, the Borrower, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

               Section 9.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by the Borrower, of such fact, or has been notified by a Bank in writing that such Bank considers that a Default or an Event of Default has occurred and is continuing, and such Bank shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent shall provide each Bank with copies of such documents received from the Borrower as such Bank may reasonably request.

               Section 9.7 Security Documents. The Administrative Agent is hereby authorized to act on behalf of the Banks, in its own capacity and through other agents and sub-agents appointed by it, under the Security Documents, provided that the Administrative Agent shall not agree to the release of any Collateral, or any property encumbered by any mortgage, pledge or security interest, except in compliance with Section 11.12 hereof.

               Section 9.8 Action by the Administrative Agent.

                         (a) The Administrative Agent shall be entitled to use
its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Banks to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under Section 8.2(a) of this Agreement without the request of the Majority Banks (or, where expressly required, all the Banks) unless time is of the essence. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

                         (b) The Administrative Agent shall not be liable to the
Banks or to any Bank or the Borrower or any of the Borrower's Subsidiaries in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Banks (or, where expressly required, all the Banks), and any action taken or failure to act pursuant to such instructions shall be binding on all Banks. The Administrative Agent shall not be obligated to take any action which is contrary to law or which would in the Administrative Agent's reasonable opinion subject the Administrative Agent to liability.

               Section 9.9 Notice of Default or Event of Default. In the event that the Administrative Agent or any Bank shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent or such Bank shall promptly notify the Banks and the Administrative Agent, as applicable (provided failure to give such notice shall not result in any liability on the part of such Bank or the Administrative Agent), and the Administrative Agent shall take such action and assert such rights under this Agreement and the other Loan Documents as the Majority Banks shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Banks shall fail to request the Administrative Agent to take action or to assert rights under this Agreement or any other Loan Documents in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent or any

Bank, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Banks, except that, if the Majority Banks have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

               Section 9.10 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative
Agent:

                         (a) To the Borrower or any other Person as a
consequence of any failure or delay in performance by or any breach by, any Bank or Banks of any of its or their obligations under this Agreement;

                         (b) To any Bank or Banks, as a consequence of any
failure or delay in performance by, or any breach by, (i) the Borrower of any of its obligations under this Agreement or the Notes or any other Loan Document, or
(ii) any Subsidiary of the Borrower or any other obligor under any other Loan Document;

                         (c) To any Bank or Banks, for any statements,
representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement; or

                         (d) To any Person for any act or omission other than
that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

               Section 9.11 Indemnification. The Banks agree to indemnify the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent (to the extent not reimbursed by the Borrower) pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent in any way relating to or arising out of this Agreement, any other Loan

Document, or any other document contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Bank shall be liable to the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of such Person as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

               Section 9.12 Credit Decision. Each Bank represents and warrants to each other and to the Administrative Agent that:

                         (a) In making its decision to enter into this Agreement
and to make its portion of the Loans it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrower and forwarded by the Administrative Agent to the Banks); and

                         (b) So long as any portion of the Loans remains
outstanding or such Bank has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the Collateral and of the financial condition and affairs of the Borrower.

               Section 9.13 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time for cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent, which appointment shall, prior to a Default, be subject to the consent of the Borrower, acting reasonably. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gave notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which shall be any Bank or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Such appointment shall, prior to a Default, be subject to the consent of the Borrower, acting reasonably. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

               Section 9.14 Delegation of Duties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

                                   ARTICLE 10

                             Change in Circumstances

                          Affecting Eurodollar Advances

               Section 10.1 Eurodollar Basis Determination Inadequate or Unfair. If with respect to any proposed Eurodollar Advance for any Interest Period, the Administrative Agent determines after consultation with the Banks that deposits in dollars (in the applicable amount) are not being offered to each of the Banks in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of any affected Bank to make its portion of such type of Eurodollar Advances shall be suspended.

               Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Bank to make, maintain or fund its portion of Eurodollar Advances, such Bank shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower. Before giving any notice to the Administrative

Agent pursuant to this Section 10.2, such Bank shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Bank, be otherwise materially disadvantageous to such Bank. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of such Bank's portion of each affected Eurodollar Advance, together with accrued interest thereon, on either (a) the last day of the then current Interest Period applicable to such affected Eurodollar Advances if such Bank may lawfully continue to maintain and fund its portion of such Eurodollar Advance to such day or (b) immediately if such Bank may not lawfully continue to fund and maintain its portion of such affected Eurodollar Advances to such day. Concurrently with repaying such portion of each affected Eurodollar Advance, the Borrower may borrow a Base Rate Advance from such Bank, and such Bank shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Note held by such Bank shall equal the outstanding principal amount of such Note or Notes immediately prior to such repayment.

               Section 10.3 Increased Costs.

                         (a) If after the date hereof, the adoption of any
Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                         (1) shall subject any Bank to any tax, duty or other
               charge with respect to its obligation to make its portion of Eurodollar Advances, or its portion of existing Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its portion of Eurodollar Advances or in respect of any other amounts due under this Agreement, in respect of its portion of Eurodollar Advances or its obligation to make its portion of Eurodollar Advances (except for changes in the rate or method of calculation of tax on the overall net income of such Bank); or

                         (2) shall impose, modify or deem applicable any reserve
               (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Bank or shall impose on any Bank or the London interbank borrowing market any other condition affecting its obligation to make its portion of such Eurodollar Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining any of its portion of Eurodollar Advances, or to reduce the amount of any sum received or receivable by such Bank under this Agreement or under its Note with respect thereto, then, on the earlier of a date within ten (10) days after demand by such Bank or the Maturity Date, the Borrower agrees to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased costs. Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Bank made in good faith, be otherwise disadvantageous to such Bank.

                         (b) Any Bank claiming compensation under this Section
10.3 shall provide the Borrower with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. If any Bank demands compensation under this Section 10.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Bank, prepay in full such Bank's portion of the then outstanding Eurodollar Advances, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section
2.10 hereof. Concurrently with prepaying such portion of Eurodollar Advances the Borrower may borrow a Base Rate Advance, or a Eurodollar Advance not so affected, from such Bank, and such Bank shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Note or Notes held by such Bank shall equal the outstanding principal amount of such Note or Notes immediately prior to such prepayment.

               Section 10.4 Effect On Other Advances. If notice has been given pursuant to Section 10.1, 10.2 or 10.3 suspending the obligation of any Bank to make its portion of any type of Eurodollar Advance, or requiring such Bank's portion of Eurodollar Advances to be repaid or prepaid, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Bank as its portion of Eurodollar Advances shall, unless otherwise notified by the Borrower, be made instead as Base Rate Advances.

                                   ARTICLE 11

                                  Miscellaneous

               Section 11.1 Notices.

                         (a) Except as otherwise expressly provided herein, all
notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (New York time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section
11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                           (i)              If to the Borrower, to it at:

                                            Metrocall, Inc.
                                            6677 Richmond Highway
                                            Alexandria, Virginia  22306
                                            Attn:  Vincent D. Kelly
                                            Telecopy No.:  (703) 768-3958

                                            with a copy to:

                                            Wilmer, Cutler & Pickering
                                            2445 M Street, N.W.
                                            Washington, D.C.  20037-1420
                                            Attn:  George P. Stamas, Esq. and
                                                   Thomas W. White, Esq.
                                            Telecopy No.:  (202) 663-6363

                          (ii)              If to the Administrative Agent, to
                                            it at:

                                            Toronto Dominion (Texas), Inc.
                                            909 Fannin, Suite 1700
                                            Houston, Texas  77010
                                            Attn:  Sophia Sgarbi
                                            Telecopy No.:  (713) 951-9921
                                            with a copy to:

                                            Powell, Goldstein, Frazer & Murphy
                                            Sixteenth Floor
                                            191 Peachtree Street, N.E.
                                            Atlanta, Georgia  30303
                                            Attn:  Mary W. Bondurant, Esq.
                                            Telecopy No.:  (404) 572-6999

                         (iii) If to the Banks, to them at the addresses set forth beside their names on the signature pages hereof.

Copies shall be provided to persons other than parties hereto only in the case of notices under Article 8 hereof and the failure to provide such copies shall not affect the validity of the notice given to the primary recipient.

                         (b) Any party hereto may change the address to which
notices shall be directed under this Section 11.1 by giving ten (10) days' prior written notice of such change to the other parties.

               Section 11.2 Expenses. The Borrower will promptly pay, or reimburse:

                         (a) all out-of-pocket expenses of the Administrative
Agent, the Managing Agents, the Syndication Agent and the Documentation Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the fees and disbursements of Powell, Goldstein, Frazer & Murphy, special counsel for the Administrative Agent;

                         (b) all out-of-pocket expenses of the Administrative
Agent, the Managing Agents, the Syndication Agent and the Documentation Agent in connection with the restructuring and "work out" of the transactions contemplated in this Agreement or the other Loan Documents, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent and the Banks, or any of them, relating to this Agreement or the other Loan Documents, including, but not limited to, the fees and disbursements of any experts, agents or consultants and of special counsel for the Administrative Agent; and

                         (c) all out-of-pocket costs and expenses of obtaining
performance under this Agreement or the other Loan Documents and all out-of-pocket costs and expenses of collection if an Event of

Default occurs in the payment of the Notes, which in each case shall include fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents, the Syndication Agent and the Documentation Agent and the Banks.

               Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Banks under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Majority Banks, or the Banks, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Banks expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Banks decide to fund a Request for Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Banks shall not be deemed to constitute an undertaking by the Banks to fund any further Request for Advance or preclude the Banks or the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Banks, or the Majority Banks, or any of them, shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

               Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and each of the Banks are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Bank or the Administrative Agent, to or for the credit or the account of the Borrower or any of its Subsidiaries, against and on account of the obligations and liabilities of the Borrower to the Banks and the Administrative Agent, including, but not limited to, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether (a) any Bank or the Administrative Agent shall have made any demand hereunder or

(b) any Bank or the Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by Section 8.2 and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent with the consent of the Banks, each Bank holding deposits of the Borrower or any of its Subsidiaries shall exercise its set-off rights as so directed.

               Section 11.5 Assignment.

                         (a) The Borrower may not assign or transfer any of its
rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each Bank.

                         (b) Each Bank may sell assignments or participations of
one hundred percent (100%) of its interests hereunder to (A) one or more affiliates of such Bank, or (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank without limitation.

                         (c) Each of the Banks may at any time enter into
assignment agreements or participations with one or more other banks or other Persons pursuant to which such Bank may assign or participate its interests under this Agreement and the other Loan Documents, including its interest in any particular Advance or portion thereof, provided, that all assignments and participations (other than assignments to another Bank, which may be made without limitation, whether as to dollar amount or otherwise, so long as, (x) if such assignment takes place after the occurrence of an Event of Default such assignment is made with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, and, (y) in any event, such assignments are made pro rata as provided in clause (v) below, and other assignments and participations described in Section 11.5(b) which may be made without any limitation whatsoever) shall be in minimum principal amounts of $5,000,000, and shall be subject to the following additional terms and conditions:

                         (i) No assignment shall be sold without the prior
               consent of the Administrative Agent and, prior to the occurrence of an Event of Default, the consent of the Borrower, which consents shall not be unreasonably withheld;

                         (ii) Any Person purchasing a participation or an
               assignment of any portion of the Loans from any Bank shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

                         (iii) Assignments permitted hereunder (including the
               assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit M attached hereto;

                         (iv) An administrative fee of $2,500 shall be payable
               to the Administrative Agent by the assigning Bank at the time of any assignment hereunder;

                         (v) Any Bank making an assignment of its rights and
               obligations under either Commitment shall also make an assignment of an equal percentage of its outstanding Loans under such Commitment and of its rights and obligations under the other Commitment and its outstanding Loans thereunder;

                         (vi) No participation agreement shall confer any rights
               under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Bank from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation agreement may confer on the participant the right to approve or disapprove decreases in the interest rate, increases in the principal amount of the Loans participated in by such participant, decreases in fees, extensions of the Maturity Date or other principal payment date for the Loans or of a scheduled reduction of either Commitment or releases of Collateral or any Subsidiary Guaranty;

                         (vii) Each Bank agrees to provide the Administrative
               Agent and the Borrower with prompt written notice of any issuance of participations in or assignments of its interests hereunder;

                         (viii) No assignment, participation or other transfer
               of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

                         (ix) No such assignment may be made to any bank or
               other financial institution (x) with respect to which a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has been appointed or (y) that is not "adequately capitalized" (as such term is defined in Section 131(b)(1)(B) of the Federal Deposit Insurance Corporation Improvement Act as in effect on the Agreement Date); and

                         (x) If applicable, each Bank shall, and shall cause
               each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Bank's or assignee's position that no withholding by the Borrower or the Administrative Agent for U.S. income tax payable by such Bank or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate Certificate of the U.S. Department of Treasury), or Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States), or any successor or related forms adopted by the relevant U.S. taxing authorities.

                         (d) Except as specifically set forth in Section 11.5(c)
hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

                         (e) In the case of any participation, all amounts
payable by the Borrower under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

                         (f) The provisions of this Section 11.5 shall not apply
to any purchase of participations among the Banks pursuant to Section 2.11 hereof.

               Section 11.6 Accounting Principles. All references in this Agreement to GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP. All references to the financial statements of the Borrower and to its Net Income, Operating Cash Flow, Senior Debt, Total Debt, Interest Expense, Pro Forma Debt Service, and other such terms shall be deemed to refer to such items of the Borrower and the Restricted Subsidiaries, on a fully consolidated basis.

               Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

               Section 11.8 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York. If any action or proceeding shall be brought by the Administrative Agent or any Bank hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Note or any other Loan Document, the Borrower hereby consents and will, and the Borrower will cause each Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Borrower, for itself and on behalf of its Subsidiaries, hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

               Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

               Section 11.10 Interest.

                         (a) In no event shall the amount of interest due or
payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Administrative Agent or any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Administrative Agent or such Bank, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Administrative Agent and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

                         (b) Notwithstanding the use by the Banks of the Base
Rate and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Banks shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates related to such reference rates.

               Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

               Section 11.12 Amendment and Waiver. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Majority Banks and the Administrative Agent and, in the case of an amendment, by the Borrower, except that in the event of (a) any increase in the amount of either Commitment, (b) any delay or extension in the terms of repayment of the Loans or any mandatory reductions in either Commitment provided in Sections 2.5 or 2.7 hereof, (c) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof without a corresponding payment by the Borrower, (d) any release of any portion of the Collateral for the Loans, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case such release shall require no further approval by the Banks), (e) any waiver of any Default due to the failure by the Borrower to pay any sum due to any of the Banks hereunder, (f) any release of any Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Banks), or (g) any amendment of this Section 11.12, of the definition of Majority Banks, or of any Section herein to the extent that such Section requires action by all Banks, any amendment or waiver or consent may be made only by an instrument in writing signed by each of the Banks and the Administrative Agent and, in the case of an amendment, by the Borrower. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent may be made only by an instrument in writing signed by the Administrative Agent and by each of the Banks.

               Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

               Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Administrative Agent and each Bank to enter into or maintain business relationships with the Borrower or any of its Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

               Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

               Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the Administrative Agent and each of the Banks notwithstanding any investigation heretofore or hereafter made by any of them, and (ii) shall survive the execution and delivery of the Notes and shall continue in full force and effect so long as any Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 5.11, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all Obligations.

               Section 11.17 Senior Debt. The Obligations are secured by the Security Documents and are intended by the parties hereto to be senior in right of payment to all other Indebtedness of the Borrower.

               Section 11.18 Obligations Several. The obligations of the Administrative Agent and each of the Banks hereunder are several, not joint.

                                   ARTICLE 12

                              Waiver of Jury Trial

               Section 12.1 Waiver of Jury Trial. THE BORROWER, FOR ITSELF AND ON BEHALF OF THE SUBSIDIARIES, AND EACH OF THE ADMINISTRATIVE AGENT AND THE BANKS, HEREBY AGREE TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF

THE BORROWER'S SUBSIDIARIES, ANY OF THE BANKS, THE ADMINISTRATIVE AGENT, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS
SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:                                   METROCALL, INC., a Delaware
                                            corporation

                                            By:/s/ VINCENT D. KELLY
                                               --------------------------------
                                               Its: CFO & Treasurer
                                                   ----------------------------
[CORPORATE SEAL]                            Attest: /s/ Shirley B. White
                                                   ----------------------------
                                                   Its: Assistant Secretary
                                                       ------------------------

ADMINISTRATIVE AGENT:                       TORONTO DOMINION (TEXAS), INC.

                                            By: /s/ Sophia D. Sgarbi
                                               --------------------------------

                                               Its: Vice-President
                                                   ----------------------------

DOCUMENTATION AGENT:                        THE TORONTO-DOMINION BANK

                                            By: /s/ Sophia D. Sgarbi
                                               --------------------------------

                                               Its: Mgr. Syndications &
                                                    Credit Admin.
                                                   ----------------------------

SYNDICATION AGENT:                          THE FIRST NATIONAL BANK OF BOSTON

                                            By: /s/ JULIE V. JALELIAN
                                               --------------------------------

                                               Its: Vice-President
                                                   ----------------------------

MANAGING AGENTS:                            THE TORONTO-DOMINION BANK

                                            By: Sophia D. Sgarbi
                                               --------------------------------
                                               Its: Mgr. Syndications &
                                                    Credit Admin.
                                                   ----------------------------

                                            THE FIRST NATIONAL BANK OF BOSTON

                                            By: /s/ JULIE V. JALELIAN
                                               --------------------------------

                                               Its: Vice-President
                                                   ----------------------------

BANKS:

ADDRESS:                                    THE TORONTO-DOMINION BANK

909 Fannin Street                           By: /s/ Sophia D. Sgarbi
Suite 1700                                     --------------------------------
Houston, Texas 77010
                                               Its: Mgr. Syndications &
                                                    Credit Admin.
                                                   ----------------------------

ADDRESS:                                    THE FIRST NATIONAL BANK OF BOSTON

100 Federal Street                          By: /s/ JULIE V. JALELIAN
Boston, Massachusetts 02110                    --------------------------------

                                               Its: Vice-President
                                                   ----------------------------

`

                                    EXHIBIT A

            FORM OF AMENDED AND RESTATED BORROWER'S PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED BORROWER'S PLEDGE AGREEMENT (the "Agreement"), entered into as of this 20th day of September, 1996, by and between Metrocall, Inc., a Delaware corporation (the "Borrower"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent (each as described below) and the Banks (as defined in the Loan Agreement defined below),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated or otherwise modified or replaced from time to time, the "Loan Agreement"); and

         WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Borrower is required to execute and deliver this Agreement, which amends, restates, restructures, renews and extends, extends, consolidates, supplements, modifies, supercedes and replaces in its entirety that certain Borrower's Pledge Agreement dated as of August 31, 1994 by and between the Borrower and the Administrative Agent, as heretofore amended, restated, supplemented or otherwise modified (the "Original Security Document"); and

         WHEREAS, the Borrower acknowledges and agrees that the parties hereto intend that this Agreement and the collateral furnished hereunder and under the Original Security Document shall secure, without interruption or impairment of any kind, all existing indebtedness secured by the Original Security Document and all other Obligations (as defined herein), and the Borrower hereby ratifies, confirms and agrees to continue in effect all Liens evidenced by the Original Security Document, without interruption or impairment of any kind; and

         WHEREAS, the Administrative Agent has agreed to act as administrative agent for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the

Banks in connection with the transactions contemplated by the Loan Agreement;
and

         WHEREAS, to secure the payment and performance of, among other things, all obligations of the Borrower under the Loan Agreement and the promissory notes issued by the Borrower to the Banks thereunder (the "Notes"), the Borrower and the Administrative Agent (on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) have agreed that the shares of capital stock (the "Stock") owned by the Borrower in each of the Subsidiaries of the Borrower listed on Schedule 1 attached hereto (the "Subsidiaries"), which are the only directly owned corporate Subsidiaries of the Borrower, shall be pledged by the Borrower to the Administrative Agent (on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) to secure the Obligations (as defined in the Loan Agreement);

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Borrower hereby represents and warrants to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks that, except for the security interest created hereby, the Borrower owns the Stock, which constitutes the percentage of the issued and outstanding capital stock of each Subsidiary as set forth on Schedule 1 attached hereto, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Borrower has the unencumbered right to pledge the Stock. In addition, the Borrower represents and covenants as follows: (1) the Stock represents all of the Borrower's shares of capital stock in each Subsidiary of the Borrower; (2) upon possession of the Stock by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Stock, securing the payment of the Obligations; and (3) except as noted on Schedule 2 attached hereto, the Stock represents all of the outstanding shares of stock issued by any direct Subsidiary of the Borrower.

         2. Security Interest. The Borrower hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, and their respective successors and assigns, a continuing security interest in and security title to the Stock and any other shares of capital stock of any

Subsidiary of the Borrower obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrant, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Stock, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, all of which shall constitute "Stock" hereunder. The Borrower herewith delivers to and deposits with the Administrative Agent all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and undated stock powers endorsed in blank, as security for the Obligations; it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence of an Event of Default under the terms of the Loan Agreement and until the Administrative Agent shall notify the Borrower of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

         3.       Additional Shares.  In the event that, during the term of this
Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any directly owned Subsidiary, or any new stock is issued by such Subsidiary, or any new directly owned Subsidiary is formed or acquired, then, in any such event, all new, substituted, and additional shares, or other securities, which are issued to the Borrower in connection therewith shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank by the Borrower, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Borrower shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, and subject to
Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after fifteen (15) days' notice to the Borrower, and the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, or any of them, may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then to the Obligations as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Borrower shall remain liable for any such deficiency. The Borrower waives the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling, to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Stock to the Borrower. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, the Notes, and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.16 of the Loan Agreement, and after such time as the Banks shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall return the remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock to the Borrower.

         7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States, and disposition thereof after default may be restricted to one or more private (instead of public) sales. The Borrower understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to Federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies providing paging and related wireless communication services (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner.

         8. Borrower's Obligations Absolute. The obligations of the Borrower under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent, either Managing Agent, the Documentation Agent, the Syndication Agent or any Bank. The Borrower hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any other security or to any balance of any deposit account or credit on the books of the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent or any of the Banks in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Notes and the other Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Borrower or any other obligor to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other collateral or guaranty by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. None of the Administrative Agent, either Managing Agent, the Documentation Agent, the Syndication Agent or any Bank shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9.       Voting Rights.

                  (a) For so long as the Notes or any other Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon fifteen (15) days' prior written notice to the Borrower of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Borrower hereby appoints the Administrative Agent, which appointment shall be effective on the fifteenth (15th) day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Borrower shall have the right to vote the Stock, the Borrower covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner and at the addresses set forth in Section 11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Borrower and delivered by the Administrative Agent to the Borrower.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC or other governmental authority, and the proxy granted in Section 9(a) shall not become effective, unless and until all requirements of the Communications Act or other Applicable Law requiring the consent to or approval of such action by the FCC or other governmental authority have been satisfied. The Borrower covenants that, following and during the continuation of an Event of Default, upon request of the Administrative Agent, it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain consent or approval of the FCC or other governmental authority to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC or other governmental authority to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act or other Applicable Law.

         14. Care and Custody of Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as is customary in the banking industry or as the Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act not customary in the banking industry with respect to preservation of the Collateral not so requested by the

Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

         15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         16. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of the Managing Agents, the Documentation Agent, the Syndication Agent, and all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and all the Banks.

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

BORROWER:                               METROCALL, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
[CORPORATE SEAL]                            Its:
                                                 -------------------------------
                                        Attest:
                                                --------------------------------
                                            Its:
                                                 -------------------------------




ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                            Its:
                                                --------------------------------




SCHEDULES

  Schedule 1  -  Description of Stock
  Schedule 2  -  Shares of Stock Not Held by Pledgor











                                                                 METROCALL, INC.
                                                            AMENDED AND RESTATED
                                                     BORROWER'S PLEDGE AGREEMENT
                                                                Signature Page 1

                                    EXHIBIT B

                          FORM OF AMENDED AND RESTATED
                           BORROWER SECURITY AGREEMENT

         THIS AMENDED AND RESTATED BORROWER SECURITY AGREEMENT (this "Agreement") dated as of the 20th day of September, 1996, by and between Metrocall, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself, the Managing Agents, the Documentation Agent, the Syndication Agent (each as described below) and the Banks (as defined in the Loan Agreement defined below),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks, The First National Bank of Boston, as syndication Agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Borrower is required to execute and deliver this Agreement, which amends, restates, restructures, renews, extends, consolidates, supplements, modifies, supercedes and replaces in its entirety that certain Borrower Security Agreement dated as of August 31, 1994 by and between the Borrower and the Administrative Agent, as heretofore amended, restated, supplemented or otherwise modified (the "Original Security Document"); and

         WHEREAS, the Borrower acknowledges and agrees that the parties hereto intend that this Agreement and the collateral furnished hereunder and under the Original Security Document shall secure, without interruption or impairment of any kind, all existing indebtedness secured by the Original Security Document and all other Obligations (as defined herein), and the Borrower hereby ratifies, confirms and agrees to continue in effect all Liens evidenced by the Original Security Document, without interruption or impairment of any kind;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto
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agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         The Borrower hereby grants and assigns to the Administrative Agent (for itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) a continuing security interest in and security title to (hereinafter referred to as the "Security Interest") all of its property and assets and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by the Borrower, including:

Inventory

         All of the Borrower's inventory, parts and supplies of whatsoever nature and kind and wherever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials, accretions and accessions thereto, trust receipts and similar documents covering the same (the "Inventory");

Accounts

         All right to payment for goods sold or leased or for services rendered, expressly including, without limitation, the provision of paging and other wireless communication services and ancillary or enhancement services such as automated answering services, voice mail, message protection, annual loss protection and maintenance services and sales and leasing of Inventory or Equipment, whether or not earned by performance, including, without limiting the generality of the foregoing, all agreements with and sums due from customers and other Persons, and all books and records recording, evidencing or relating to such rights or any part thereof (the "Accounts");

Equipment

         All machinery, equipment (including motor vehicles), parts and supplies (installed and uninstalled) not included in Inventory above, including substitutions, accretions and accessions thereto; and expressly including, without limitation of the foregoing, pagers, towers, antennas, terminals, transmitters, paging and other distribution systems and all components thereof, including but not limited to switches, hardware and other computer equipment and associated devices, and any other equipment owned or used in connection with the Borrower's business (the "Equipment");

Contracts and Leases


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         All (a) construction contracts, subscriber contracts, customer service agreements, maintenance agreements, management agreements, rights of way, easements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which the Borrower is a party, whether now existing or hereafter arising, including without limitation those listed on Exhibit A hereto (the "Contracts"); (b) lease agreements for personal property to which the Borrower is a party, whether now existing or hereafter arising, including without limitation those listed on Exhibit B hereto (the "Leases"); and (c) other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of the Borrower (the "Other Contracts");

General Intangibles

         All general intangibles including personal property not included above, such as, without limitation, all goodwill, trademarks, service marks, trademark and service mark applications, trade names, copyrights, trade secrets, patents, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, claims for tax refunds, and tax refund amounts (the "Intangibles");

Licenses

         To the extent now or hereafter permitted by Applicable Law and subject to Sections 22 and 24 hereof, all franchises, licenses, permits and operating rights authorizing or relating to the Borrower's rights to operate and maintain its business including, without limitation, the licenses issued by the FCC and any other governmental or regulatory body or agency, all as more particularly described on Exhibit C attached hereto (the "Licenses");

Furniture and Fixtures

         All furniture and fixtures in which the Borrower has an interest (the "Furniture and Fixtures");

Miscellaneous Items

         All goods, chattel paper, documents, instruments, supplies, choses in action, credits, claims, money, deposits, deposit accounts, certificates of deposit, stock or share certificates or other securities, and licenses and other personal property rights not included above (the "Miscellaneous Items"); and

Proceeds


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         All products and proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of any of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above or of any franchise, license, permit or operating right issued by the FCC or any other governmental or regulatory body or agency, whether or not constituting a License, including, without limitation, the proceeds of the sale or other disposition of any License, together with all proceeds of, or payments under, or in respect of, any policies of insurance covering any or all of the above, indemnity or warranty payments with respect to any of the above, the proceeds of any award in condemnation with respect to any of the property covered above, any rebates or refunds, whether for taxes or otherwise, together with all proceeds of any such proceeds (the "Proceeds").

         The Inventory, Accounts, Equipment, Contracts, Other Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures, Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

         This Agreement and the Security Interest secure the payment and performance of the Obligations (as defined in the Loan Agreement).

         1. Further Assurances. The Borrower hereby authorizes the Administrative Agent to file such financing statements and such other documents as the Administrative Agent may deem necessary or desirable to protect or perfect the interest of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent in the Collateral, and the Borrower further irrevocably appoints the Administrative Agent as the Borrower's attorney-in-fact, with a power of attorney to execute on behalf of the Borrower such Uniform Commercial Code (the "UCC") financing statement forms and other documents as the Administrative Agent may from time to time deem necessary or desirable to protect or perfect such interest in the Collateral and to endorse in the Borrower's name and on its behalf any payments received by the Borrower as provided in Section 9 below. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, the Borrower agrees, at its expense, to do, execute and deliver or cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably require for the purpose of perfecting or protecting the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

         2. Representations and Warranties. The Borrower represents and warrants to the Banks, the Syndication Agent, the


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Documentation Agent, the Managing Agents and the Administrative Agent that:

                  (a) Exhibit A attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Contracts in effect on the date hereof which provide for aggregate payments over the life of each such Contract in excess of $250,000.00 or which are otherwise material to the Borrower, and the Borrower will furnish copies thereof to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent upon the request of the Administrative Agent;

                  (b) Exhibit B attached hereto and incorporated herein by this reference sets forth a complete and accurate list of all Leases providing for aggregate payments over the life of any single Lease in excess of $250,000.00, to which the Borrower is party in effect on the date hereof, and the Borrower will furnish copies thereof to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent upon the request of the Administrative Agent; and

                  (c) Exhibit C attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Licenses in effect on the date hereof.

         3. Representations and Warranties Concerning Collateral. The Borrower further represents and warrants to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent that
(a) the Security Interest in the Collateral granted hereunder shall constitute at all times a valid, perfected first priority security interest (subject only to Permitted Liens), vested in the Administrative Agent, in and upon the Collateral, free of any Liens except for Permitted Liens, (b) the location of the Inventory comprising at least ninety (90%) percent by value of the aggregate value of all Inventory existing at any time is as set forth in Schedule 1(a) hereto and the location of Equipment and Furniture and Fixtures is set forth on
Schedule 1(b) hereto which includes all office, transmitter and antenna sites,
(c) except as set forth in Schedule 1(c) hereto, none of the Accounts are represented by promissory notes, or other documents or instruments, and (d) any Collateral that includes obligations of consumers shall comply in all respects with all applicable consumer credit laws. The Borrower shall take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens.


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         4.   Location of Books and Records. The Borrower further represents and warrants that it now keeps all of its records concerning its Accounts, Contracts, Leases, Other Contracts, and Intangibles at its chief executive office, which is the address set forth with respect to the Borrower in Section
11.1 of the Loan Agreement. The Borrower covenants and agrees that it shall not keep any of such records at any other address except as set forth on Schedule 1(d) attached hereto, as supplemented from time to time, unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the relocation to any new address for the keeping of such records. The Borrower further agrees that it shall promptly advise the Administrative Agent, in writing making reference to this Section 4 of any change in the location of the place where it keeps Inventory and Equipment comprising five percent (5%) or more by value of the aggregate value of Inventory and Equipment of the Borrower or of any relocation of its chief executive office. Within thirty (30) days following the end of each fiscal year of the Borrower, and at such other time as the Administrative Agent shall request, the Borrower will deliver to the Administrative Agent a current list of the office, transmitter and antenna sites of the Borrower.

         5. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

         6. Covenants Regarding Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at the Borrower's risk, and shall not release the Borrower from its obligations hereunder. The Borrower agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral except as permitted under the Loan Agreement. The Borrower agrees to maintain in force such insurance with respect to the Collateral as is required under the Loan Agreement. The Borrower agrees to pay all required taxes, liens, and assessments upon the Collateral, its use or operation, as required under the Loan Agreement. The Borrower further agrees that the Administrative Agent may, but shall in no event be obligated to, upon prior written notice to the Borrower, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if the Borrower fails to obtain and maintain in effect insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes or Liens (which are not Permitted Liens) on any of the Collateral, and the Borrower agrees to pay any such sum so expended by the Administrative Agent, with interest at the Default Rate, and such amounts shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.


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         7.    Covenants Regarding Contracts, Other Contracts and Leases. The
Borrower shall (i) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, the Other Contracts or the Leases, (ii) give prompt notice to the Administrative Agent of any claim alleging loss or damage in excess of $250,000.00 resulting from a material default under any Contract, Other Contract or Lease given to the Borrower or by the Borrower, (iii) at the sole cost and expense of the Borrower, enforce the performance and observance of each and every material covenant and condition of the Contracts, the Other Contracts and the Leases in a manner consistent with industry practice, and (iv) appear in and defend any action growing out of or in any manner connected with any material Contract, Other Contract or Lease. None of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents or the Administrative Agent shall have or acquire any liability or obligation under the Contracts, the Other Contracts or the Leases, by reason of this Agreement, nor shall any of them have any obligation to perform or take any action in respect thereof. The rights and interests granted to the Administrative Agent hereunder include all of the Borrower's rights and title
(i) to modify the Contracts, the Other Contracts and the Leases, (ii) to terminate the Contracts, the Other Contracts and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases; provided, however, that the Borrower shall have the right to exercise these rights in a fashion consistent with this Agreement and the Loan Agreement prior to any Event of Default and that these rights shall not be exercised by the Administrative Agent prior to an Event of Default. To the extent that the Borrower's rights under any Contract, Lease or Other Contract may not be assigned as collateral security to the Administrative Agent without the consent of another Person which has not been obtained, this Agreement shall not constitute an assignment or an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and the Borrower, at its expense, shall use its best efforts to obtain any such required consents as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair the Administrative Agent's rights under the Contract, Leases or Other Contracts in question so that the Administrative Agent would not in effect acquire the benefit of all such rights intended to be provided hereunder, the Borrower, to the maximum extent permitted by law, shall act after the date hereof as the Administrative Agent's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law, with the Administrative Agent in any other reasonable arrangement designed to provide such benefits to the Administrative Agent.


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         8.    Remedies. Upon the occurrence and during the continuation of an
Event of Default the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement and herein, all the rights, powers and privileges of a secured party under the UCC of the State of New York and any other applicable jurisdiction, and all other rights and remedies available to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, at law or in equity. The Borrower covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in paragraph 19 hereof at least ten (10) days prior to such disposition. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such right and to such appointment and hereby waives any objection the Borrower may have thereto and hereby waives the right to have a bond or other security posted by the Administrative Agent or any other Person in connection therewith. The Borrower agrees, after the occurrence and during the continuation of an Event of Default, to take any actions that the Administrative Agent may reasonably request in order to enable the Administrative Agent to obtain and enjoy the full rights and benefits granted to the Administrative Agent under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, the Borrower shall, at the Borrower's cost and expense, use its best efforts to assist in obtaining all approvals of the FCC which are then required by law for or in connection with any action or transaction contemplated by this Agreement or Article 9 of the UCC as in effect in any applicable jurisdiction, and, at the Administrative Agent's request, promptly prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of the Licenses or transfer of control thereof necessary or appropriate under the FCC's rules for approval of any sale or transfer of the Licenses in connection with the Administrative Agent's exercise of remedies under this Agreement. The Administrative Agent shall have the right, in connection with the issuance of any order for relief in a bankruptcy proceeding, to petition the bankruptcy court for the transfer of control or assignment of the Licenses to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Administrative Agent, all as permitted by Applicable Law. All amounts realized or collected through the exercise of remedies


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hereunder shall be applied to the Obligations as provided in the Loan Agreement.

         9. Notification of Account Debtors. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may notify the account debtors that all payments with respect to Accounts, Contracts, Leases, Other Contracts and Miscellaneous Items are to be paid directly to the Administrative Agent and any amount thereafter paid to the Borrower shall be received in trust by Borrower for the benefit of the Administrative Agent and segregated from other funds of the Borrower and paid over to the Administrative Agent in the form received (together with any necessary endorsements).

         10. Remedies of Administrative Agent. Upon the occurrence and during the continuation of an Event of Default, and after written notice to the Borrower, the Administrative Agent or its designee may proceed to perform any and all of the obligations of the Borrower contained in any of the Contracts, Other Contracts or Leases and exercise any and all rights of the Borrower therein contained as fully as the Borrower itself could. The Borrower hereby appoints the Administrative Agent its attorney-in-fact, with power of substitution, to take such action, execute such documents, and perform such work as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, herein or in any other Loan Document. The powers herein granted shall include, but not be limited to, powers to: (i) sue on the Contracts, the Other Contracts or the Leases; (ii) seek all governmental approvals (other than FCC approvals) required for the operation of the business of the Borrower; (iii) modify or terminate the Contracts, the Other Contracts and the Leases; and (iv) waive or release the performance or observance of any obligation under any of the Contracts, Other Contracts or Leases. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

         11. Additional Remedies. Upon the occurrence and during the continuation of an Event of Default, should the Borrower fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases, then the Administrative Agent may, but without obligation to do so and without releasing the Borrower from its obligation to do so, and after written notice to the Borrower, perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any reasonable costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses by the


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Administrative Agent at the Default Rate. Neither the Administrative Agent nor
any Bank shall be obliged to perform or discharge any obligation of the Borrower under any of the Contracts, the Other Contracts or the Leases, and, except as may result from the gross negligence or willful misconduct of the Person seeking indemnification, the Borrower agrees to indemnify and hold the Administrative Agent and each Bank harmless against any and all liability, loss or damage which any such Person may incur under any of the Contracts, the Other Contracts or the Leases or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against the Borrower by reason of an act of the Administrative Agent or any Bank under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases.

         12. Administrative Agent May Collect Accounts. The Borrower hereby further appoints the Administrative Agent as its attorney-in-fact, with power of substitution, with authority, upon the occurrence and during the continuation of an Event of Default, to collect all Accounts and Miscellaneous Items, to endorse the name of the Borrower on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, and generally to do such other things and acts in the name of the Borrower with respect to the Collateral as are necessary or appropriate to protect or enforce the rights hereunder of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent. The Borrower further authorizes the Administrative Agent, effective upon the occurrence and during the continuation of an Event of Default, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by the Borrower which constitute a portion of the Collateral, all in the name of the Borrower. After deducting all reasonable expenses and charges (including the Administrative Agent's reasonable attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent may apply the proceeds in payment of any of the Obligations in the order of application set forth in the Loan Agreement. The power of attorney granted herein is coupled with an interest and shall be irrevocable. The Borrower agrees that if steps are taken by the Administrative Agent to enforce its rights hereunder, or to realize upon any of the Collateral, the Borrower shall pay to the Administrative Agent the amount of the Administrative Agent's costs, including reasonable attorneys' fees, and the Borrower's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall mark conspicuously its Accounts and chattel paper with a


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legend indicating such Collateral is subject to the security interests created hereby and at the request of the Administrative Agent deliver to the Administrative Agent each promissory note, chattel paper, instrument or security constituting Collateral, duly endorsed or accompanied by executed instruments of transfer, in form and substance satisfactory to the Administrative Agent and shall segregate all proceeds of any Collateral from other assets of the Borrower.

         13. Indemnification. The Borrower shall indemnify and hold harmless the Administrative Agent, each Bank, and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the rights granted hereunder and powers of attorney granted herein and shall release the Administrative Agent, each Bank, and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing rights and powers of attorney and all actions taken pursuant thereto, except, in either event, in the case of gross negligence or willful misconduct by the Person seeking indemnification.

         14. Remedies Cumulative. The Borrower agrees that the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, under this Agreement, the Loan Agreement, any other Loan Document or any other contract or agreement now or hereafter in existence among the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent and the Borrower or any Subsidiary of the Borrower and the other obligors thereunder, or any of them, shall be cumulative, and that the Administrative Agent and each Bank may from time to time exercise such rights and such remedies as such Person or Persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that such Person or Persons in its or their sole discretion desire, subject to the terms of such agreements. The Borrower further expressly agrees that the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may have against the Borrower or any Subsidiary of the Borrower or any of their respective properties, nor shall the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, be obliged to resort to any other collateral or security for the Obligations, other than the Collateral, prior to any exercise of the Administrative Agent's rights against the Borrower and its property hereunder.


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         15.  Obligations Commercial in Nature. The Borrower hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent shall have the right to immediate possession without notice or a hearing, and hereby voluntarily, knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns or successors in interest, of the Collateral or any portion thereof.

         16. Amendments and Waivers. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Borrower or any other obligor to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor additional advances made by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other collateral or guaranty by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof nor any other act of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Commitments. None of the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent, nor any Bank shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         17. Assignment. The Borrower hereby agrees that this Agreement or the rights hereunder may, in the discretion of the Banks, the Syndication Agent, the Documentation Agent, the


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Managing Agents and the Administrative Agent or any of them, as applicable, be assigned in whole or in part in connection with any assignment of the Loan Agreement or the Indebtedness evidenced thereby, as permitted thereunder. In the event this Agreement or the rights hereunder are so assigned by any of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, the terms "Banks," "Syndication Agent," "Documentation Agent," "Managing Agents" or "Administrative Agent" wherever used herein shall be deemed, as applicable, to refer to and include any such assignee.

         18. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of the Borrower and inure to the benefit of the successors and permitted assigns of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent.

         19. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner prescribed in Section 11.1 of the Loan Agreement.

         20. Governing Law. THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and delivered to the Borrower.

         21. Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         22. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent with respect to the Licenses unless and until all requirements of Applicable Law, including, without limitation, any required approval under the Communications Act, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Borrower covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain the consent or approval of the FCC or any governmental or other authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         24. Changes in Applicable Law. The parties acknowledge their intent that, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall receive, to the fullest extent permitted by Applicable Law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Agreement, the UCC as in effect in any applicable jurisdiction, or other Applicable Law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Administrative Agent's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Administrative Agent to obtain such rights of access, use or sale, the Administrative Agent and the Borrower shall amend this Agreement in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such rights to the greatest extent possible consistent with Applicable Law and governmental policy.

         25. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of the Managing Agents, the Documentation Agent, the Syndication Agent and all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and all the Banks.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands by and through their duly authorized representatives, as of the day and year first written above.

BORROWER:                               METROCALL, INC., a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------
[CORPORATE SEAL]
                                        Attest:
                                                --------------------------------
                                            Its:
                                                 -------------------------------



ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------




EXHIBITS

  Exhibit A  -  Contracts
  Exhibit B  -  Leases
  Exhibit C  -  Licenses

SCHEDULES

  Schedule 1  -  List and Location of Inventory and Equipment









                                                                 METROCALL, INC.
                                                            AMENDED AND RESTATED
                                                     BORROWER SECURITY AGREEMENT
                                                                Signature Page 1

                                    EXHIBIT C

                   FORM OF CERTIFICATE OF FINANCIAL CONDITION

         Metrocall, Inc., a Delaware corporation (the "Borrower"), in connection with that certain Amended and Restated Loan Agreement (as amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement") of even date herewith among the Borrower, certain financial institutions signatories to the Loan Agreement (collectively, the "Banks"), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent"), pursuant to which the Banks have agreed to make loans to the Borrower (the "Loans"), hereby certifies to each of the foregoing that:

         1. The financial statements and all other documents relating to the Borrower's present or projected future financial condition (together with similar information relating to the Restricted Subsidiaries of the Borrower, hereinafter referred to collectively as the "Subsidiaries") provided to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks in connection with the Loan Agreement, have been prepared by the undersigned or under the supervision of the undersigned, with due diligence and in full awareness of the reliance of the Banks on the information contained therein in reaching their decision to make the Loans. Such financial statements have been prepared in accordance with GAAP.

         2. The Borrower, as a result of the Loans and any obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement, believes that the Borrower has not incurred and will not incur debts beyond its ability to satisfy them as they mature, and will have a positive operating cash flow after paying all of its anticipated indebtedness when due, including the obligations due to the Banks under the Loan Agreement.

         3. After giving effect to the Loans and the obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement and the Loan Documents, the Borrower (on a consolidated basis with its Subsidiaries) anticipates that it will have sufficient proceeds from its cash flow to pay cash interest expense and current maturities of long-term Indebtedness when due. The cash flow of the Borrower is expected to be sufficient to provide the cash needed to repay existing Indebtedness as such matures.

         4. Immediately after giving effect to the transactions contemplated by the Loan Agreement and the other Loan Documents, the fair saleable value of the assets of the Borrower and its Subsidiaries (on a consolidated basis) will exceed the aggregate amount of all Indebtedness then outstanding of the Borrower and its Subsidiaries (on a consolidated basis).

         5. Based on the present and anticipated needs for capital of the businesses conducted, or anticipated to be conducted in the future by the Borrower and its Subsidiaries, and after giving effect to the Loans, the Borrower (on a consolidated basis with its Subsidiaries) will not be left with unreasonably small capital to finance the needs and anticipated needs of such businesses.

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the Borrower has caused the execution of this Certificate and the affixation hereto of the seal of the Borrower this 20th day of September, 1996.

                                        METROCALL, INC., a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Title:
                                                   -----------------------------
         [CORPORATE SEAL]
                                        Attest:
                                                --------------------------------
                                            Title:
                                                   -----------------------------






                                                                 METROCALL, INC.
                                              CERTIFICATE OF FINANCIAL CONDITION
                                                                Signature Page 1

                                   EXHIBIT D-1

                             FORM OF FACILITY A NOTE

$______________                                       As of September ____, 1996


         FOR VALUE RECEIVED, the undersigned, METROCALL, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ___________________________ (hereinafter, together with its successors and assigns, called the "Bank"), at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of _________________ AND ____ /100 DOLLARS ($____________) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such Advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not effect the obligation of the Borrower to repay unpaid principal and interest hereunder.

         Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement") by and among the Borrower, the Bank, the other financial institutions which are from time to time party thereto, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc. as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent").

         The principal amount of this Note shall be paid in such amounts and at such times as are set forth herein and in Sections 2.5 and 2.7 of the Loan Agreement and as otherwise provided in the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

         The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Eurodollar Advance shall be repaid on its Payment Date.

         The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

         No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, endorsers, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest, any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, and allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereunder does not exceed the maximum amount permitted under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, surety, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of non payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Managing Agents, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or any other Loan Documents or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Managing Agents, the Majority Banks or the Banks collectively, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans made under the Facility A Commitment under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

         This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         THIS NOTE IS MADE AND GIVEN BY THE BORROWER TO THE BANK IN PART IN REPLACEMENT OF CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE PRIOR LOAN AGREEMENT AND SHALL NOT CONSTITUTE A NOVATION WITH RESPECT TO SUCH NOTES OR THE INDEBTEDNESS EVIDENCED THEREBY.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed this Note as of the day and year first above written.

                                        METROCALL, INC., a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------
 [CORPORATE SEAL]
                                        Attest:
                                                --------------------------------
                                            Its:
                                                 -------------------------------

                                    ADVANCES


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                Amount of             Amount of Principal             Notation
Date             Advance                Paid or Prepaid               Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
                                   EXHIBIT D-2

                             FORM OF FACILITY B NOTE

$______________                                       As of September ____, 1996


         FOR VALUE RECEIVED, the undersigned, METROCALL, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of __________________ _________ (hereinafter, together with its successors and assigns, called the "Bank"), at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of _________________ AND ____ /100 DOLLARS ($____________) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such Advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not effect the obligation of the Borrower to repay unpaid principal and interest hereunder.

         Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement") by and among the Borrower, the Bank, the other financial institutions which are from time to time party thereto, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent").

         The principal amount of this Note shall be paid in such amounts and at such times as are set forth herein and in Sections 2.5 and 2.7 of the Loan Agreement and as otherwise provided in the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

         The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement, provided that on and following the making of the initial Advance or Advances under the Facility B Commitment Expiration Date there shall be no increase in the aggregate principal amount outstanding hereunder. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Eurodollar Advance shall be repaid on its Payment Date.

         The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

         No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, endorsers, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest, any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, and allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereunder does not exceed the maximum amount permitted under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, surety, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of non payment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent, the Majority Banks or the Banks collectively, or any of them, in exercising its or their rights under the Loan Agreement or any other Loan Documents or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent, the Majority Banks or the Banks collectively, or any of them, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all costs of collection, including reasonable attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans made under the Facility B Commitment under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

         This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed this Note as of the day and year first above written.

                                        METROCALL, INC., a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------
[CORPORATE SEAL]
                                        Attest:
                                                --------------------------------
                                                Its:
                                                     ---------------------------

                                    ADVANCES

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                  Amount of            Amount of Principal          Notation
Date               Advance               Paid or Prepaid            Made By
--------------------------------------------------------------------------------

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
                                    EXHIBIT E

                           FORM OF REQUEST FOR ADVANCE


         Metrocall, Inc., a Delaware corporation (the "Borrower"), acting by and through ________________, the duly elected and qualified ________________ of the Borrower, in connection with that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as in effect on the date hereof, the "Loan Agreement"), among the various financial institutions which are parties thereto (the "Banks"), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Documentation Agent, the Syndication Agent and the Managing Agents (the "Administrative Agent"), and the Borrower, hereby certifies to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks that:

         1. The Borrower hereby requests an Advance in the amount of $__________ to be made on ____________ __, _____, under the [FACILITY A/FACILITY B COMMITMENT]. Such Advance shall be a [BASE RATE/EURODOLLAR] Advance. [THE INTEREST PERIOD FOR THE EURODOLLAR ADVANCE SHALL BE _____________ MONTH(S).] The proceeds of the Advance should be wired as set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

         2. All of the representations and warranties of the Borrower made under the Loan Agreement (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries) and the other Loan Documents are as of the date hereof, and will be as of the date of such Advance, true and correct both before and after giving effect to the application of the proceeds of the Advance of the Loans in connection with which this Request for Advance is given.

         3. There does not exist, as of this date, and there will not exist after giving effect to the Advance requested in this Request for Advance, any Default under the Loan Agreement.

         4. There does not exist, as of this date, and there will not exist after giving effect to the Advance requested in this Request for Advance, any event or condition which could give rise to any put right or other right of prepayment under any of the agreements evidencing Indebtedness for Money Borrowed of the Borrower or any of its Subsidiaries.

         5. All Necessary Authorizations have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.

         6. There has occurred no event having a Materially Adverse Effect since December 31, 1995.

         7. On the date of such Advance, after giving effect to the Advance requested hereby, the Borrower shall be in compliance on a pro forma basis with the covenants set forth in Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement, and Schedule 2 attached hereto sets forth calculations demonstrating such compliance.

         8. All other conditions precedent to the Advance requested hereby set forth in [FOR THE INITIAL ADVANCES ONLY: SECTION 3.1 AND] Section 3.2 of the Loan Agreement have been satisfied.

         Capitalized terms used in this Request for Advance and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, the Borrower, acting through an Authorized Signatory, has signed this Request for Advance, as of the ______ day of ____________, _____.

                                        METROCALL, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                            Its:
                                                --------------------------------





Schedule 1 - Wiring Instructions
Schedule 2 - Compliance Calculations

                                    EXHIBIT F

                          FORM OF AMENDED AND RESTATED
                      BORROWER TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)

         WHEREAS, Metrocall, Inc., a Delaware corporation (herein referred to as the "Grantor"), owns the Trademarks and Trademark registrations listed on
Schedule 1 annexed hereto; and

         WHEREAS, the Grantor, the Banks (as defined in the Loan Agreement described below), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion-Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent") are parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as the same may be amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, as a condition precent to the effectivenss of the Loan Agreement, the Grantor is required to execute and deliver this Security Agreement, which amends, restates, restructures, renews, extends, consolidates, supplements, modifies, supercedes and replaces in its entirety that certain Borrower Trademark Security Agreement dated as of August 31, 1994 by and between the Grantor and the Administrative Agent, as heretofore amended, restated, supplemented or otherwise modified (the "Original Security Document"); and

         WHEREAS, the Grantor acknowledges and agrees that the parties hereto intend that this Security Agreement and the collateral furnished hereunder and under the Original Security Document shall secure, without interruption or impairment of any kind, all existing indebtedness secured by the Original Security Document and all other Obligations (as defined herein), and the Grantor hereby ratifies, confirms and agrees to continue in effect all Liens evidenced by the Original Security Document, without interruption or impairment of any kind; and

         WHEREAS, pursuant to the terms of the Amended and Restated Borrower Security Agreement dated as of September 20, 1996 (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between the Grantor and the Administrative Agent, as secured party (herein referred to as the "Grantee"), inter alia, the Grantor has granted to the Grantee a security interest in substantially all the assets of the Grantor, including, without limitation, all right, title and interest of the Grantor in, to and under all of the Grantor's trademarks, service marks and applications therefor (as defined in the Security Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the Obligations owing by the Grantor under the Loan Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby grant to the Grantee (for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) a continuing security interest in all of the Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter arising or acquired:

                (i) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

               (ii) all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

              (iii) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, or for injury to the goodwill associated with any Trademark or Trademark registration.

This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security

Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Grantor has caused this Amended and Restated Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the 20th day of September, 1996.

                                       METROCALL, INC., a Delaware
                                       corporation



                                       By:
                                           -------------------------------------
                                           Title:
                                                  ------------------------------
         [CORPORATE SEAL]
                                       Attest:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


Acknowledged:

TORONTO DOMINION (TEXAS), INC.,
as Grantee

By:
   --------------------------------
   Title:
         --------------------------


                                                                 METROCALL, INC.
                                                   AMENDED AND RESTATED BORROWER
                                                    TRADEMARK SECURITY AGREEMENT
                                                                Signature Page 1

STATE OF ________________)
                         )    ss.
COUNTY Of _______________)

         On this 20th day of September, 1996, before me, the undersigned, a Notary Public in and for said County and State, came _____________________, the ________________ of Metrocall, Inc., a Delaware corporation, who is personally known to me to be the same person who executed, as an officer, the within instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal, the day and year last above written.



                                             -----------------------------------
                                             Notary Public in and for said
                                             County and State

                                             Type or Print name:
                                                                 ---------------


My Commission Expires:

------------------------------

                                    EXHIBIT G

                         FORM OF USE OF PROCEEDS LETTER

                           As of ______________, ____


Toronto Dominion (Texas), Inc.,
  as Administrative Agent
909 Fannin Street
Suite 1700
Houston, Texas  77010

         Re: $350,000,000 Loans to Metrocall, Inc.

Ladies and Gentlemen:

               We refer to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as in effect on the date hereof, the "Loan Agreement"), among Metrocall, Inc., a Delaware corporation (the "Borrower"), the Banks (as defined in the Loan Agreement), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents") and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent"), pursuant to which and subject to the terms and conditions whereof the Banks agreed to make loans to the Borrower. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

               The Borrower hereby certifies to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks that the proceeds of the Advance made under the [FACILITY A COMMITMENT/THE FACILITY B COMMITMENT] on ___________, ____ shall be used as follows:

               ======================================================
               ------------------------------------------------------

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

                     METROCALL, INC., a Delaware corporation



                     By:_____________________________________

                     Its:____________________________________

                                    EXHIBIT H

                       FORM OF BORROWER'S LOAN CERTIFICATE


               The undersigned, who is the ________________ of Metrocall, Inc., a Delaware corporation (the "Borrower"), does hereby certify on behalf of the Borrower that he is the duly elected and qualified ___________________________ of the Borrower and an Authorized Signatory of the Borrower.

               In connection with the making of certain loans to the Borrower in the aggregate principal amount not to exceed $350,000,000 by the Banks under that certain Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement") by and among the Borrower, the Banks signatories thereto (collectively, and together with each other financial institution which subsequently becomes a 'Bank' under the Loan Agreement as such term is defined therein, the "Banks"), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent"), the undersigned hereby further certifies to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks on behalf of the Borrower that:

               1. Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of the Borrower, certified by the Secretary of State for the State of Delaware, as in full force and effect on the date hereof.

               2. Attached hereto as Exhibit B is a true, complete and correct copy of the By-laws of the Borrower, together with all amendments thereto, as in full force and effect on the date hereof.

               3. Attached hereto as Exhibit C is a true, complete and correct copy of the resolutions of the Board of Directors of the Borrower authorizing the execution of the Loan Agreement, the Notes, each Loan Document to which the Borrower is a party, and the creation and assumption, by the Borrower, of the Obligations.

               4. Attached hereto as Exhibit D are true, complete and correct copies of certificates of good standing for the Borrower from the Secretary of State for the State of Delaware and for each other jurisdiction in which the character of the Borrower's properties or the nature of its business requires the Borrower to be qualified to do business. The Borrower has, from the dates of such certificates to the date hereof, remained in good standing under the laws of such states.

               5. Attached hereto as Exhibit E are true, complete and correct copies of any shareholders' agreements or voting trust agreements in effect with respect to the Capital Stock of the Borrower and of A+ Network, Inc.

               6. The following persons are the Authorized Signatories of the Borrower, each of such persons having been elected, and set forth opposite their respective names below are their respective genuine signatures:

        Name                        Title                        Signature

----------------------------    -----------------------   ---------------------

----------------------------    -----------------------   ---------------------

----------------------------    -----------------------   ---------------------


               Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

               IN WITNESS WHEREOF, I have signed this Certificate this ____ day of September, 1996.

                                        METROCALL, INC., A DELAWARE CORPORATION


                                        By:___________________________________

                                                  Title:______________________

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               I, ____________________, _____________________, do hereby certify that ______________________ is the duly elected, qualified and acting ___________________ of the Borrower, and that his signature above is his true signature.

               IN WITNESS WHEREOF, I have executed this Certificate as of the ____ day of September, 1996.


                                      By:____________________________________
                                           Name:_____________________________
                                           Title:____________________________



EXHIBITS:

Exhibit A - Certificate of Incorporation
Exhibit B - By-Laws
Exhibit C - Authorizing Resolutions
Exhibit D - Certificates of Good Standing
Exhibit E - Shareholder's Agreements or Voting Trust Agreements

                                    EXHIBIT I

                       FORM OF SUBSIDIARY LOAN CERTIFICATE


               The undersigned, who is the ____________ of _______________, a
___________ corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that he/she is the duly elected and qualified ____________________ of the Subsidiary and an Authorized Signatory thereof.

               In connection with the making of certain loans to Metrocall, Inc., a Delaware corporation (the "Borrower"), in the aggregate principal amount not to exceed $350,000,000 by the Banks under that certain Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement") by and among the Borrower, the Banks signatories thereto (collectively, and with each other financial institution which subsequently becomes a 'Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent"), the undersigned hereby further certifies to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks on behalf of the Subsidiary that:

               1. Attached hereto as Exhibit A is a true, complete, and correct copy of the Certificate or Articles of Incorporation of the Subsidiary certified by the Secretary of State of the State of ___________ as in full force and effect on the date hereof.

               2. Attached hereto as Exhibit B is a true, complete, and correct copy of the By-Laws of the Subsidiary, together with all amendments thereto, as in full force and effect on the date hereof.

               3. Attached hereto as Exhibit C is a true, complete and correct copy of the resolutions of the Board of Directors of the Subsidiary authorizing the execution, delivery and performance by the Subsidiary of the Loan Documents to which the Subsidiary is a party.

               4. Attached hereto as Exhibit D are true, complete, and correct copies of certificates of good standing for the Subsidiary from the Secretary of State for the state of its incorporation and for each other jurisdiction in which the character of the Subsidiary's properties or the nature of its business requires the Subsidiary to be qualified to do business. The Subsidiary has, from the dates of such certificates to the date hereof, remained in good standing under the laws of such states.

               5. Attached hereto as Exhibit E are true, complete and correct copies of any shareholders' agreements or voting trust agreements in effect with respect to the Capital Stock of the Subsidiary.

               6. The following persons are the Authorized Signatories of the Subsidiary, each of such persons having been duly elected, and set forth opposite their respective names below are their respective genuine signatures:

        Name                       Title                 Signature

------------------------     ----------------------     -----------------------

------------------------     ----------------------     -----------------------

------------------------     ----------------------     -----------------------


               Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.


               IN WITNESS WHEREOF, I have signed this Certificate this ____ day of September, 1996.

                                    _________________________________, a
                                    _______________ corporation


                                    By:
                                       ---------------------------------

                                                   Its:
                                                       -----------------

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               I, ______________________________,___________________, do hereby certify that ____________________ is the duly elected, qualified and acting ___________________ of the Subsidiary, and that his signature above is his true signature.

               IN WITNESS WHEREOF, I have executed this Certificate as of the ____ day of September, 1996.



                                   By:____________________________________
                                      Name:_______________________________
                                      Title:______________________________





EXHIBITS:

Exhibit A - Certificate of Incorporation
Exhibit B - By-Laws
Exhibit C - Authorizing Resolutions
Exhibit D - Certificates of Good Standing
Exhibit E - Shareholder's Agreements or Voting Trust Agreements

                                    EXHIBIT J

                          FORM OF AMENDED AND RESTATED
                      MASTER SUBSIDIARY SECURITY AGREEMENT

               THIS AMENDED AND RESTATED MASTER SUBSIDIARY SECURITY AGREEMENT (this "Agreement") dated as of the 20th day of September, 1996, by and among the undersigned Subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself, the Managing Agents, the Documentation Agent, the Syndication Agent (each as defined below) and the Banks (as defined in the Loan Agreement defined below),

                              W I T N E S S E T H:

               WHEREAS, Metrocall, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the Banks, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated, replaced or otherwise modified from time to time, the "Loan Agreement"); and

               WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Subsidiaries are required to execute and deliver this Agreement, which amends, restates, restructures, renews, extends, consolidates, supplements, modifies, supersedes and replaces in its entirety that certain Master Subsidiary Security Agreement dated as of August 31, 1994 by and among Metrocall of Virginia, Inc., FirstPAGE USA, Inc., FirstPAGE USA of Virginia, Inc., FirstPAGE USA of Delaware, Inc. and the Administrative Agent and that certain Master Subsidiary Security Agreement dated as of April 25, 1995 by and between Metrocall USA, Inc. and the Administrative Agent, each, as heretofore amended, restated, supplemented or otherwise modified (the "Original Security Documents"); and

               WHEREAS, each Subsidiary acknowledges and agrees that the parties hereto intend that this Agreement and the collateral furnished hereunder and under the Original Security Documents shall secure, without interruption or impairment of any kind, all existing indebtedness secured by the Original Security Documents and all other Obligations (as defined herein), and each Subsidiary hereby ratifies, confirms and agrees to continue in effect all Liens evidenced by the Original Security Documents, without interruption or impairment of any kind;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

               Each of the undersigned Subsidiaries, as a direct or indirect Subsidiary of the Borrower, hereby grants and assigns, to the Administrative Agent, for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, a continuing security interest in and security title to (hereinafter referred to as the "Security Interest") all of its property and assets and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by each such Subsidiary, including:

Inventory

               All inventory, parts and supplies of whatsoever nature and kind and wherever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials, accretions and accessions thereto, trust receipts and similar documents covering the same (the "Inventory");

Accounts

               All right to payment for goods sold or leased or for services rendered, expressly including, without limitation, the provision of paging and other wireless communication services and ancillary or enhancement services such as automated answering services, voice mail, message protection, annual loss protection and maintenance services and sales and leasing of Inventory or Equipment, whether or not earned by performance, including, without limiting the generality of the foregoing, all agreements with and sums due from customers and other Persons, and all books and records recording, evidencing or relating to such rights or any part thereof (the "Accounts");

Equipment

               All machinery, equipment (including motor vehicles), parts and supplies (installed and uninstalled) not included in Inventory above, including substitutions, accretions and accessions thereto; and expressly including, without limitation of the foregoing, pagers, towers, antennas, terminals, transmitters, paging and other distribution systems and all components thereof, including but not limited to switches, hardware and other computer equipment and associated devices, and any other equipment owned or used in connection with such Subsidiary's business (the "Equipment");

Contracts and Leases

               All (a) construction contracts, subscriber contracts, customer service agreements, maintenance agreements, management agreements, rights of way, easements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which such Subsidiary is a party, whether now existing or hereafter arising, including without limitation those listed on Exhibit A hereto (the "Contracts"); (b) lease agreements for personal property to which such Subsidiary is a party, whether now existing or hereafter arising, including without limitation those listed on Exhibit B hereto (the "Leases"); and (c) other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of such Subsidiary (the "Other Contracts");

General Intangibles

               All general intangibles including personal property not included above, such as, without limitation, all goodwill, trademarks, service marks, trademark and service mark applications, trade names, copyrights, trade secrets, patents, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, claims for tax refunds, and tax refund amounts (the "Intangibles");

Licenses

               To the extent now or hereafter permitted by Applicable Law and subject to Sections 22 and 24 hereof, all franchises, licenses, permits and operating rights authorizing or relating to such Subsidiary's rights to operate and maintain its business including, without limitation, the licenses issued by the FCC and any other governmental or regulatory body or agency, all as more particularly described on Exhibit C attached hereto (the "Licenses");

Furniture and Fixtures

               All furniture and fixtures in which such Subsidiary has an interest (the "Furniture and Fixtures");

Miscellaneous Items

               All goods, chattel paper, documents, instruments, supplies, choses in action, credits, claims, money, deposits, deposit accounts, certificates of deposit, stock or share certificates or other securities, and licenses and other personal property rights not included above (the "Miscellaneous Items"); and

Proceeds

               All products and proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of any of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above or of any franchise, license, permit or operating right issued by the FCC or any other governmental or regulatory body or agency, whether or not constituting a License, including, without limitation, the proceeds of the sale or other disposition of any License, together with all proceeds of, or payments under, or in respect of, any policies of insurance covering any or all of the above, indemnity or warranty payments with respect to any of the above, the proceeds of any award in condemnation with respect to any of the property covered above, any rebates or refunds, whether for taxes or otherwise, together with all proceeds of any such proceeds (the "Proceeds").

               The Inventory, Accounts, Equipment, Contracts, Other Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures,
Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

               This Agreement and the Security Interest secure payment and performance of all obligations of each Subsidiary to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, the Administrative Agent, or any of them, under that certain Master Subsidiary Guaranty of even date given by the Subsidiaries for the benefit of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent and any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations").

               1. Further Assurances. Each Subsidiary hereby authorizes the Administrative Agent to file such financing statements and such other documents as the Administrative Agent may deem necessary or desirable to protect or perfect the interest of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent in the Collateral, and each Subsidiary further irrevocably appoints the Administrative Agent as such Subsidiary's attorney-in-fact, with a power of attorney to execute on behalf of such Subsidiary such UCC financing statement forms and other documents as the Administrative Agent may from time to time reasonably deem necessary or desirable to protect or perfect such interest in the Collateral and to endorse in such Subsidiary's name and on its behalf any payments received by such Subsidiary as provided in Section 9 below. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, each Subsidiary agrees, at its expense, to do, execute and deliver or cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably require for the purpose of perfecting or protecting the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

               2. Representations and Warranties. Each Subsidiary represents and warrants to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent that:

                    (a) the execution and delivery of this Agreement and the
               fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, such Subsidiary's Articles of Incorporation, Certificate of Incorporation, By-Laws or other organizational documents, as applicable, as currently in effect, or any order, rule or regulation applicable to such Subsidiary of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over such Subsidiary, or result in the termination or cancellation or breach of any indenture, mortgage, deed of trust, deed to secure debt, lease or other agreement or instrument to which such Subsidiary is a party or by which it is bound or affected;

                    (b) such Subsidiary has taken all necessary corporate
               action, as applicable, to authorize the execution and delivery of this Agreement, and this Agreement, when executed and delivered, is and will be the valid and binding obligation of such Subsidiary enforceable in accordance with its terms, subject only to the following qualifications:

                         (i) certain equitable remedies are discretionary and,
                    in particular, may not be available where damages are considered an adequate remedy at law,

                         (ii) enforcement may be limited by bankruptcy,
                    insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Subsidiary), and

                         (iii) enforcement as to the Licenses is limited by FCC
                    and state rules and regulations restricting the transfer of such Licenses.

                    (c) Exhibit A attached hereto and incorporated herein by
               this reference sets forth a complete and accurate list of the Contracts in effect on the date hereof which provide for aggregate payments over the life of each such Contract in excess of $250,000.00 or which are otherwise material to such Subsidiary, and such Subsidiary will furnish copies thereof to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent upon the request of the Administrative Agent;

                    (d) Exhibit B attached hereto and incorporated herein by
               this reference sets forth a complete and accurate list of all Leases providing for aggregate payments over the life of any single Lease in excess of $250,000.00, to which such Subsidiary is a party in effect on the date hereof, and such Subsidiary will furnish copies thereof to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent upon the request of the Administrative Agent; and

                    (e) Exhibit C attached hereto and incorporated herein by
               this reference sets forth a complete and accurate list of the Licenses in effect on the date hereof.

               3. Representations and Warranties Concerning Collateral. Each Subsidiary further represents and warrants to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent that
(a) the Security Interest in the Collateral granted hereunder shall constitute at all times a valid, perfected first priority security interest (subject only to Permitted Liens), vested in the Administrative Agent, in and upon the Collateral, free of any Liens except for Permitted Liens; (b) the location of the Inventory comprising at least ninety (90%) percent by value of the aggregate value of all Inventory existing at any time is as set forth on Schedule 1(a) hereto and the location of Equipment and Furniture and Fixtures is set forth on
Schedule 1(b) hereto which includes all office, transmitter and antenna sites;
(c) none of the Accounts are represented by promissory notes, or other documents or instruments; and (d) any Collateral that includes obligations of consumers shall comply in all respects with all applicable consumer credit laws. Each Subsidiary shall take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens.

               4. Location of Books and Records. Each Subsidiary further represents and warrants that it now keeps all of its records concerning its Accounts, Contracts, Leases, Other Contracts, and Intangibles at its chief executive office, at the address listed on Exhibit D hereto, except as otherwise disclosed on Exhibit D hereto. Each Subsidiary covenants and agrees that it shall not keep any of such records at any other address except as set forth on Exhibit D attached hereto, as supplemented from time to time, unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the relocation to any new address for the keeping of such records. Each Subsidiary further agrees that it shall promptly advise the Administrative Agent in writing, making reference to this Section 4 of this Agreement, of any change in the location of the place where it keeps Inventory and Equipment comprising five percent (5%) or more by value of the aggregate value of Inventory and Equipment of the Subsidiary or of any relocation of its chief executive office. Within thirty (30) days following the end of each fiscal year of each Subsidiary, and at such other times as the Administrative Agent shall request, each Subsidiary will deliver to the Administrative Agent a current list of the office, transmitter and antenna sites of the Subsidiary.

               5. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

               6. Covenants Regarding Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at each Subsidiary's risk, and shall not release any Subsidiary from its obligations hereunder. Each Subsidiary agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral except as permitted under the Loan Agreement. Each Subsidiary agrees to maintain in force such insurance with respect to the Collateral as is required under the Loan Agreement. Each Subsidiary agrees to pay all required taxes, liens, and assessments upon the Collateral, its use or operation, as required under the Loan Agreement. Each Subsidiary further agrees that the Administrative Agent may, but shall in no event be obligated to, following written notice to such Subsidiary, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if any Subsidiary fails to obtain and maintain in effect insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes or Liens (which are not Permitted Liens) on any of the Collateral, and each Subsidiary agrees to pay any such sum so expended by the Administrative Agent, with interest at the Default Rate, and such amounts shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

               7. Covenants Regarding Contracts, Other Contracts and Leases. Each Subsidiary shall (a) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, the Other Contracts or the Leases, (b) give prompt notice to the Administrative Agent of any claim alleging loss or damage in excess of $250,000.00 resulting from a material default under any Contract, Other Contract or Lease given to such Subsidiary or by such Subsidiary, (c) at the sole cost and expense of such Subsidiary, enforce the performance and observance of each and every material covenant and condition of the Contracts, the Other Contracts and the Leases to which it is a party in a manner consistent with industry practice, and (d) appear in and defend any action growing out of or in any manner connected with any material Contract, Other Contract or Lease to which it is a party. None of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, or the Administrative Agent shall have or acquire any liability or obligation under the Contracts, the Other Contracts or the Leases, by reason of this Agreement, nor shall any of them have any obligation to perform or take any action in respect thereof. The rights and interests granted to the Administrative Agent hereunder include all of the Subsidiaries' rights and title (i) to modify the Contracts, the Other Contracts and the Leases, (ii) to terminate the Contracts, the Other Contracts and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases; provided, however, that the Subsidiaries shall have the right to exercise these rights in a fashion consistent with this Agreement and the Loan Agreement prior to any Event of Default and that these rights shall not be exercised by the Administrative Agent prior to an Event of Default. To the extent that the such Subsidiary' rights under any Contract, Lease or Other Contract may not be assigned as collateral security to the Administrative Agent without the consent of another Person which has not been obtained, this Agreement shall not constitute an assignment or an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and such Subsidiary, at its expense, shall use its best efforts to obtain any such required consents as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair the Administrative Agent's rights under the Contract, Leases or Other Contracts in question so that the Administrative Agent would not in effect acquire the benefit of all such rights intended to be provided hereunder, such Subsidiary, to the maximum extent permitted by law, shall act after the date hereof as the Administrative Agent's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law, with the Administrative Agent in any other reasonable arrangement designed to provide such benefits to the Administrative Agent.


               8. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement, the other Loan Documents and herein, all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of New York and any other applicable jurisdiction, and all other rights and remedies available to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, at law or in equity. Each Subsidiary covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in paragraph 19 hereof at least ten (10) days prior to such disposition. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of each Subsidiary, and each Subsidiary hereby consents to such rights and to such appointment and hereby waives any objection such Subsidiary may have thereto and hereby waives the right to have a bond or other security posted by the Administrative Agent or any other Person in connection therewith. Each Subsidiary agrees, after the occurrence of an Event of Default, to take any actions that the Administrative Agent may reasonably request in order to enable the Administrative Agent to obtain and enjoy the full rights and benefits granted to the Administrative Agent under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, each Subsidiary shall, at such Subsidiary's cost and expense, use its best efforts to assist in obtaining all approvals of the FCC which are then required by law for or in connection with any action or transaction contemplated by this

Agreement or Article 9 of the Uniform Commercial Code as in effect in any applicable jurisdiction, and, at the Administrative Agent's request, promptly prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of the Licenses or transfer of control thereof necessary or appropriate under the FCC's rules for approval of any sale or transfer of the Administrative Agent's remedies under this Agreement. The Administrative Agent shall have the right, in connection with the issuance of any order for relief in a bankruptcy proceeding, to petition the bankruptcy court for the transfer of control or assignment of the Licenses to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Administrative Agent, all as permitted by Applicable Law. All amounts realized or collected through the exercise of remedies hereunder shall be applied to the Obligations as provided in the Loan Agreement.

               9. Notification of Account Debtors. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may notify the account debtors that all payments with respect to Accounts, Contracts, Leases, Other Contracts and Miscellaneous Items are to be paid directly to the Administrative Agent and any amount thereafter paid to any Subsidiary shall be received in trust by such Subsidiary for the benefit of the Administrative Agent and segregated from other funds of such Subsidiary and paid over to the Administrative Agent in the form received (together with any necessary endorsements).

               10. Remedies of Administrative Agent. Upon the occurrence of an Event of Default and during the continuation thereof, upon giving written notice to the Borrower, the Administrative Agent or its designee may proceed to perform any and all of the obligations of any Subsidiary contained in any of the Contracts, Other Contracts or Leases and exercise any and all rights of any Subsidiary therein contained as fully as such Subsidiary itself could. Each Subsidiary hereby appoints the Administrative Agent its attorney-in-fact, with power of substitution, to take such action, execute such documents, and perform such work as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, herein or in any other Loan Document following written notice to such Subsidiary. The powers herein granted shall include, but not be limited to, powers to: (a) sue on the Contracts, the Other Contracts or the Leases; (b) seek all governmental approvals (other than FCC approvals) required for the operation of the business of any Subsidiary; (c) modify or terminate the Contracts, the Other Contracts and the Leases; and

(d) waive or release the performance or observance of any obligation under any of the Contracts, Other Contracts or Leases. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

               11. Additional Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, should any Subsidiary fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases, then following written notice to such Subsidiary, the Administrative Agent may, but without obligation to do so and without releasing such Subsidiary from its obligation to do so, perform such covenant or condition and, to the extent that the Administrative Agent shall incur any costs or pay any expenses in connection therewith, including any reasonable costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses by the Administrative Agent at the Default Rate. Neither the Administrative Agent nor any Bank shall be obliged to perform or discharge any obligation of any Subsidiary under any of the Contracts, the Other Contracts or the Leases, and, except as may result from the gross negligence or willful misconduct of the Person seeking indemnification, each Subsidiary agrees to indemnify and hold the Administrative Agent and each Bank harmless against any and all liability, loss or damage which any such Person may incur under any of the Contracts, the Other Contracts or the Leases or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against any Subsidiary by reason of an act of the Administrative Agent or any Bank under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases.

               12. Administrative Agent May Collect Accounts. Each Subsidiary hereby further appoints the Administrative Agent as its attorney-in-fact, with power of substitution, with authority, upon the occurrence and during the continuation of an Event of Default, to collect all Accounts and Miscellaneous Items, to endorse the name of such Subsidiary on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, and generally to do such other things and acts in the name of such Subsidiary with respect to the Collateral as are necessary or appropriate to protect or enforce the rights hereunder of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent. Each Subsidiary further authorizes the Administrative Agent, effective upon the occurrence of an Event of Default and during the continuation thereof, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by any Subsidiary which constitute a portion of the Collateral, all in the name of such Subsidiary. After deducting all reasonable expenses and charges (including the Administrative Agent's reasonable attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent may apply the proceeds in payment of any of the Obligations in the order of application set forth in the Loan Agreement. The power of attorney granted herein is coupled with an interest and shall be irrevocable. Each Subsidiary agrees that if steps are taken by the Administrative Agent to enforce its rights hereunder, or to realize upon any of the Collateral, such Subsidiary shall pay to the Administrative Agent the amount of the Administrative Agent's costs, including reasonable attorneys' fees, and each Subsidiary's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder. Upon the occurrence and during the continuation of an Event of Default, each Subsidiary shall mark conspicuously its Accounts and chattel paper with a legend indicating such Collateral is subject to the security interests created hereby and at the request of the Administrative Agent deliver to the Administrative Agent each promissory note, chattel paper, instrument or security constituting Collateral, duly endorsed or accompanied by executed instruments of transfer, in form and substance satisfactory to the Administrative Agent and segregate all proceeds of any Collateral from other assets of such Subsidiary.

               13. Indemnification. Each Subsidiary shall indemnify and hold harmless the Administrative Agent, each Bank and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the rights granted hereunder and powers of attorney granted herein and shall release the Administrative Agent, each Bank and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing rights and powers of attorney and all actions taken pursuant thereto, except, in either event, in the case of gross negligence or willful misconduct by the Person seeking indemnification.

               14. Remedies Cumulative. Each Subsidiary agrees that the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, under this Agreement, the Loan Agreement, any other Loan Document, or any other contract or agreement now or hereafter in existence among the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, the Administrative Agent and any Subsidiary and the other obligors thereunder, or any of them, shall be cumulative, and that the Administrative Agent, the Documentation Agent, each Managing Agent, the

Syndication Agent, and each Bank may from time to time exercise such rights and such remedies as such Person or Persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that such Person or Persons in its or their sole discretion desire, subject to the terms of such agreements. Each Subsidiary further expressly agrees that the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, may have against such Subsidiary or its property, and none of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, or the Administrative Agent shall be obliged to resort to any other collateral or security for the Obligations, other than the Collateral, prior to any exercise of the Administrative Agent's rights against such Subsidiary and its property hereunder.

               15. Obligations Commercial in Nature. Each Subsidiary hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent shall have the right to immediate possession without notice or a hearing, and hereby voluntarily, knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns or successors in interest of the Collateral or any portion thereof.

               16. Amendments and Waivers. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by any Subsidiary or any other obligor to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, nor additional advances made by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to any Subsidiary by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, shall release any Subsidiary from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Commitments. None of the Administrative Agent, the Documentation Agent, either Managing Agent, the Syndication Agent, or any Bank shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

               17. Assignment. Each Subsidiary agrees that this Agreement or the rights hereunder may in the discretion of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, or any of them, as applicable, be assigned in whole or in part in connection with any assignment of the Loan Agreement or the Indebtedness evidenced thereby, as permitted thereunder. In the event this Agreement or the rights hereunder are so assigned by any of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, the terms "Banks," "Syndication Agent," "Documentation Agent," "Managing Agents" and "Administrative Agent" wherever used herein shall be deemed, as applicable, to refer to and include any such assignee.

               18. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of each Subsidiary and inure to the benefit of the successors and permitted assigns of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent.

               19. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a fashion prescribed in Section 11.1 of the Loan Agreement with respect to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent, and in the fashion prescribed in Section 11.1 of the Loan Agreement with respect to the Subsidiaries to the address of the Borrower set forth in or otherwise provided pursuant to the Loan Agreement.

               20. Governing Law. THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO

BE PERFORMED IN THE STATE OF NEW YORK. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the Subsidiaries, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, and the Administrative Agent with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and delivered to the Subsidiaries.

               21. Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

               22. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent with respect to the Licenses unless and until all requirements of Applicable Law, including, without limitation, any required approval under the Communications Act, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. Each Subsidiary covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain the consent or approval of the FCC or any governmental or other authority which has granted any License to such Subsidiary to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

               23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

               24. Changes in Applicable Law. The parties acknowledge their intent that, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall receive, to the fullest extent permitted by Applicable Law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Agreement, the Uniform Commercial Code as in effect in any applicable jurisdiction, or other Applicable Law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Administrative Agent's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Administrative Agent to obtain such rights of access, use or sale, the Administrative Agent and each Subsidiary shall amend this Agreement in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such rights to the greatest extent possible consistent with Applicable Law and governmental policy.

               25. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of both Managing Agents, the Documentation Agent and all the Banks.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized representatives, as of the day and year first written above.

SUBSIDIARY:                                METROCALL OF VIRGINIA, a Virginia
                                           corporation


                                            By:_______________________________

                                                 Its:_________________________

[CORPORATE SEAL]
                                            Attest:___________________________

                                                 Its:_________________________


SUBSIDIARY:                                METROCALL USA, INC., a Delaware
                                           corporation


                                            By:_______________________________

                                                 Its:_________________________

[CORPORATE SEAL]
                                            Attest:___________________________

                                                 Its:_________________________


ADMINISTRATIVE AGENT:                       TORONTO DOMINION (TEXAS), INC., as
                                            Administrative Agent


                                            By:_______________________________

                                                  Its:________________________

EXHIBITS:

Exhibit A - Contracts
Exhibit B - Leases
Exhibit C - Licenses
Exhibit D - Location of Books and Records

SCHEDULES:

Schedule 1(a) - Location of Inventory
Schedule 1(b) - Location of Equipment

                                    EXHIBIT K

                          FORM OF AMENDED AND RESTATED
                           MASTER SUBSIDIARY GUARANTY

               THIS AMENDED AND RESTATED MASTER SUBSIDIARY GUARANTY (the "Guaranty"), made as of the 20th day of September, 1996, by the undersigned (each a "Guarantor" and, collectively, the "Guarantors") in favor of Toronto Dominion (Texas), Inc., as administrative agent, (the "Administrative Agent"), the Managing Agents, the Documentation Agent, the Syndication Agent (each as defined below) and the Banks (as defined in the Loan Agreement described below),

                              W I T N E S S E T H:

               WHEREAS, Metrocall, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the Banks, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"); and

               WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Guarantors are required to execute and deliver this Guaranty, which amends, restates, restructures, renews, extends, consolidates, supplements, modifies, supersedes and replaces in their entireties that certain Master Subsidiary Guaranty dated as of August 31, 1994 executed and delivered by Metrocall of Virginia, Inc., FirstPAGE USA, Inc., FirstPAGE USA of Virginia, Inc. and FirstPAGE USA of Delaware, Inc. and that certain Master Subsidiary Guaranty dated as of April 25, 1995 executed and delivered by Metrocall USA, Inc.; and

               WHEREAS, each of the Guarantors is a Subsidiary (as such term is defined in the Loan Agreement) of the Borrower; and

               WHEREAS, the Borrower and each of the Guarantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, and the Borrower has as one of its corporate purposes the obtaining of financing needed from time to time by the Guarantors, with the Borrower's ability to obtain such financing being dependent, in part, on the successful operations of and the properties owned by the Guarantors; and

               WHEREAS, each Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, such Guarantor; and

               WHEREAS, as a condition to the extension of the Loans by the Banks, each Guarantor has agreed to execute this Guaranty guaranteeing the payment and performance by the Borrower of its obligations and covenants under the Notes, the Loan Agreement and the other Loan Documents (the Loan Agreement, the Notes and the other Loan Documents, as executed on the date hereof and as they may be amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements"); and

               WHEREAS, capitalized terms used herein and not otherwise defined shall be used as defined in the Loan Agreement;

               NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby unconditionally guarantees to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent full and prompt payment and performance when due whether at maturity, by acceleration or otherwise of all Obligations. Each Obligation shall rank pari passu with each other Obligation.

               Each Guarantor hereby further agrees, for the benefit of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, that:

               1. Obligations Several. Regardless of whether any proposed guarantor or any other Person or Persons is, are or shall become in any other way responsible to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, for, or in respect of, the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty is and shall continue to be a several obligation, shall be a continuing guaranty and shall be operative and binding, and that such Guarantor shall have no right of subrogation with respect to this Guaranty.

               2. Guaranty Final. Upon the execution and delivery of this Guaranty to the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by such Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting such Guarantor's liability, and no statement, representation, agreement or promise on the part of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents, the Administrative Agent, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or has induced the making hereof or shall be deemed in any way to affect such Guarantor's liability hereunder.

               3. Amendment and Waiver. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

               4. Dealings with Borrower. The Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may, from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may deem proper, consistent with the Loan Agreement, or
(ii) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, or (iii) consistent with the Loan Agreement, amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Paragraph 5 hereof, it is understood that the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may deem expedient, consistent with the Loan Agreement, all without notice to such Guarantor.

               5. Guaranty Unconditional. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of such Guarantor, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent that the covenants, agreements and all liabilities and obligations of such Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, such Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, or any other guarantor or surety, and such Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

               6. Set-off. The Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor, if the Borrower shall not have timely paid its Obligations, set off and appropriate any property, balances, credit accounts or moneys of any Guarantor in the possession of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, or under the control of any of them for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Obligations by the Administrative Agent in accordance with the Loan Agreement, and each Guarantor hereby grants to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, a security interest in all such property. The Administrative Agent shall give written notice to the Borrower of the exercise of any of the foregoing rights within one (1) Business Day following the exercise thereof.

               7. Maximum Guaranteed Amount. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized by each Guarantor, without notice to such Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, herein. It is the intention of each Guarantor, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, that such Guarantor's obligations hereunder shall be in, but not in excess of, the Maximum Guaranteed Amount. The "Maximum Guaranteed Amount" shall mean the greater of (a) the amount of economic benefit received (directly or indirectly) by such Guarantor pursuant to the Loan Agreement and the other Loan Documents, and (b) the maximum amount which could be paid out by such Guarantor without rendering this Guaranty void or voidable under Applicable Law including, without limitation, (i) Title 11 of the United States Code, as amended, and (ii) applicable state law regarding fraudulent conveyances.

               8. Bankruptcy. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Subsidiary of the Borrower (other than such Guarantor) or of any surety or guarantor for the Obligations, the rights of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, against a Guarantor shall not be affected or impaired by the omission of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent of such Guarantor.

               9. Application of Payments. Any amount received by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, from whatsoever source and applied toward the payment of the Obligations shall be applied in such order of application as is set forth in the Loan Agreement.

               10. Waivers by Guarantors. Each Guarantor hereby expressly waives: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and
(e) all rights of subrogation, indemnification, contribution and reimbursement against the Borrower, all rights to enforce any remedy the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, in respect of the Obligations, even upon payment in full of the Obligations. Any payments received by the Guarantor in violation of this Section shall be held in trust by the Guarantor for the benefit of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent and shall be promptly delivered to the Administrative Agent. If a claim is ever made upon the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Obligations and such Person repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or (b) any good faith settlement or compromise of any such claim effected by such Person with any such claimant, including the Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and such Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

               11. Assignment by Banks, Syndication Agent, Managing Agents, Administrative Agent. To the extent permitted under the Loan Agreement, the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative

Agent may each, and without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

               12. Remedies Cumulative. No delay by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent notwithstanding any right or power of any third party, individually or in the name of the Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

               13. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent. No Guarantor shall assign its rights or obligations under this Guaranty without the consent of all the Banks, nor shall such Guarantor amend this Guaranty, without the consent of the Majority Banks.

               14. Miscellaneous. This is a Guaranty of payment and not of collection. In the event of a demand upon any Guarantor under this Guaranty, such Guarantor shall be held and bound to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including attorneys' fees and expenses, incurred by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the

Obligations guaranteed hereby. Any notice or demand which the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, may wish to give shall be served upon a Guarantor in the fashion prescribed for notices in Section 11.1 of the Loan Agreement in care of the Borrower at the address for the Borrower set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

               15. Loans Benefit Guarantor. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, to the Borrower, including, without limitation the extension of the Loans, are and will be of direct interest, benefit and advantage to such Guarantor.

               16. Solvency. Each Guarantor expressly represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by the Loan Documents (i) the property of such Guarantor, at a fair valuation, will exceed its debt; (ii) the capital of such Guarantor will not be unreasonably small to conduct its business; (iii) such Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of such Guarantor will be materially greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section 16, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

               17. Visits and Inspections. Each Guarantor covenants and agrees that so long as any amount is owing on account of Obligations or otherwise pursuant to this Guaranty, such Guarantor shall permit representatives of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, to visit and inspect properties of such Guarantor during normal business hours after reasonable notice, inspect such Guarantor's books and records and discuss with the principal officers of such Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

               18. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

               19. Jurisdiction and Venue. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, each Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty. Each Guarantor hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower, as set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. Each Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

               20. Waiver of Jury Trial. Each Guarantor waives any right to a trial by jury in any proceeding arising out of this Guaranty.

               21. Time of the Essence. Time is of the essence with regard to each Guarantor's performance of its obligations hereunder.

               22. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and all the Banks.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and sealed as of the date first above written.

SUBSIDIARY:                            METROCALL OF VIRGINIA, INC., a Virginia
                                       corporation

                                       By:_____________________________________

                                          Its:_________________________________

[CORPORATE SEAL]                       Attest:_________________________________

                                          Its:_________________________________


SUBSIDIARY:                            METROCALL USA, INC., a Delaware
                                       corporation

                                       By:_____________________________________

                                          Its:_________________________________

[CORPORATE SEAL]                       Attest:_________________________________

                                          Its:_________________________________



                                                                METROCALL, INC.
                                                           AMENDED AND RESTATED
                                                     MASTER SUBSIDIARY GUARANTY
                                                               Signature Page 1

                                    EXHIBIT L

                       FORM OF SUBSIDIARY PLEDGE AGREEMENT

         THIS SUBSIDIARY PLEDGE AGREEMENT (the "Agreement"), entered into as of this ____ day of September, 1996 by and between ____________________, a ______________ corporation, (the "Pledgor") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent (each as described below) and the Banks (defined in the Loan Agreement defined below),

                              W I T N E S S E T H:

         WHEREAS, Metrocall, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the Banks, The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of September 20, 1996 (as amended, restated or otherwise modified or replaced from time to time, the "Loan Agreement"); and

         WHEREAS, as a requirement under the Loan Agreement, the Pledgor is required to execute and deliver this Agreement; and

         WHEREAS, the Administrative Agent has agreed to act as administrative agent for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks in connection with the transactions contemplated by the Loan Agreement; and

         WHEREAS, the Pledgor is a Subsidiary of the Borrower and is engaged in the business of owning, constructing, managing, operating and investing in paging service systems and communications businesses incidental or directly relating thereto as an integrated operation with the Borrower and its other Subsidiaries (as defined in the Loan Agreement); and

         WHEREAS, the Pledgor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of the Pledgor; and

         WHEREAS, to secure the payment and performance of, among other things, the obligations of the Pledgor arising under that certain Amended and Restated Master Subsidiary Guaranty of even date herewith, the Pledgor and the Administrative Agent (on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) have agreed that the shares of capital stock (the "Stock") owned by the Pledgor in each of the Subsidiaries of the Pledgor listed on Schedule 1 attached hereto (the "Subsidiaries") shall be pledged by the Pledgor to the Administrative Agent (on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks) to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Pledgor hereby represents and warrants to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks that, except for the security interest created hereby, the Pledgor owns the Stock, which constitutes the percentage of the issued and outstanding stock of each Subsidiary as set forth on Schedule 1 attached hereto, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Pledgor has the unencumbered right to pledge the Stock. In addition, Pledgor represents and covenants as follows:
(1) the Stock represents all of Pledgor's shares of capital stock in each Subsidiary; (2) upon possession of the Stock by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Stock, securing the payment of the Obligations; and (3) except as noted on Schedule 2 attached hereto, the Stock represents all the outstanding shares of stock issued by any Subsidiary of the Pledgor.

         2. Security Interest. The Pledgor hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks and their respective successors and assigns, a continuing security interest in and security title to the Stock and any other shares of capital stock of any Subsidiary of the Pledgor obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrants, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Stock, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, all of which shall constitute "Stock" hereunder. The Pledgor herewith delivers to and deposits with the Administrative Agent all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and undated stock powers endorsed in blank, as security for the payment and performance of all of the obligations of the Pledgor and any other obligor to the Administrative Agent, the Managing Agents, the Documentation Agent, the Syndication Agent or the Banks, or any of them, under this Agreement and the Subsidiary Guaranty and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (the "Obligations"); it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of an Event of Default and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

         3. Additional Shares. In the event that, during the term of this Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any Subsidiary, or any new stock is issued by such Subsidiary, then, in any event, all new, substituted, and additional shares, or other securities, which are issued to the Pledgor in connection therewith shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be promptly delivered to the Administrative Agent, together with undated Stock powers endorsed in blank, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, and subject to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after fifteen (15) days' notice to the Pledgor; and the Administrative Agent, the Managing Agents,

01973426.W51
B07607.0244
the Documentation Agent, the Syndication Agent and the Banks, or any of them, may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Pledgor shall remain liable for any such deficiency. Pledgor waives the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of itself, the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Stock to the Pledgor. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.16 of the Loan Agreement, and after such time as the Banks shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall return the remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock to the Pledgor.

         7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to Federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

               (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies providing paging and related wireless communication services (but shall not be obligated to seek such advice, and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner.

         8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent, either Managing Agent, the Documentation Agent, the Syndication Agent or any Bank. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent, either Managing Agent, the Documentation Agent, the Syndication Agent or any of the Banks in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Pledgor or any other obligor to the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor additional advances made by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other person or any other collateral or guaranty by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, shall release the Pledgor from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. Neither the Administrative Agent, nor either Managing Agent, nor the Documentation Agent, nor the Syndication Agent, nor any Bank shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks, the Syndication Agent, the Documentation Agent, the Managing Agents and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9.     Voting Rights.

                (a) For so long as any Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon fifteen (15) days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the fifteenth (15th) day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the fashion set forth in Section 11.1 of the Loan Agreement, and with respect to the Pledgor, at the address for the Borrower set forth in or otherwise provided pursuant to
Section 11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Pledgor and delivered by the Administrative Agent to the Pledgor.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC or other governmental authority, and the proxy granted in Section 9(a) hereof shall not become effective, unless and until all requirements of the Communications Act or other Applicable Law, requiring the consent to or approval of such action by the FCC or other governmental authority have been satisfied. The Pledgor covenants that, following and during the continuance of an Event of Default, upon request of the Administrative Agent, it will cause to be filed such applications and take such other action as may be requested by the Administrative Agent to obtain consent or approval of the FCC or other governmental authority to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC or other governmental authority to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act or other Applicable Law.

         14. Care and Custody of Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as is customary in the banking industry or as the Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act not customary in the banking industry with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

         15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         16. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of the Managing Agents, the Documentation Agent, the Syndication Agent and the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of the Managing Agents, the Documentation Agent, the Syndication Agent and all of the Banks.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

PLEDGOR:                                METROCALL OF VIRGINIA, INC., a Virginia
                                        corporation

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------
[CORPORATE SEAL]
                                        Attest:
                                                --------------------------------
                                            Its:
                                                 -------------------------------


ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------



SCHEDULES:

Schedule 1 - Description of Stock
Schedule 2 - Shares of Stock Note Held by Pledgor










                                                                 METROCALL, INC.
                                                     SUBSIDIARY PLEDGE AGREEMENT
                                                                Signature Page 1

                                    EXHIBIT M

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement is made and entered into as of ____________, ____, by and between __________________________________
________________ (the "Assignor"), and__________________________________________
____ (the "Assignee").

                                    Recitals

         A. Metrocall, Inc., a Delaware corporation (the "Borrower"), the Assignor (together with any other person which becomes a 'Bank' under the Loan Agreement, as such term is hereinafter defined, the "Banks"), The First National Bank of Boston, as syndication agent (in such capacity, the "Syndication Agent"), The Toronto-Dominion Bank, as documentation agent (in such capacity, the "Documentation Agent"), The Toronto-Dominion Bank and The First National Bank of Boston, as managing agents for the Banks (collectively, in such capacity, the "Managing Agents"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks, the Syndication Agent, the Documentation Agent and the Managing Agents (the "Administrative Agent"), are parties to a certain Amended and Restated Loan Agreement dated as of September 20, 1996 (the "Loan Agreement"). Pursuant to the Loan Agreement, the Banks have agreed to extend credit to the Borrower under the Facility A Commitment in an aggregate original principal amount not to exceed at any time outstanding $225,000,000 and under the Facility B Commitment in an aggregate original principal amount not to exceed at any time outstanding $125,000,000 (as such amounts may be reduced from time to time pursuant to the Loan Agreement, collectively, the "Commitments"). The Assignor's pro rata portions of the Commitments are the amounts specified in
Item 1 of Schedule 1 hereto (the "Assignor's Commitments"). The aggregate principal amounts of outstanding Loans made by the Assignor to the Borrower under the Commitments pursuant to the Assignor's Commitments are specified in
Item 2 of Schedule 1 hereto (the "Assignor's Loans"). All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

         B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's Commitments specified in Item 3 of Schedule 1 hereto which is equivalent to the percentage of the Facility A Commitment and the Facility B Commitment specified in Item 4 of Schedule 1 ("Assigned Commitments"), and (ii) the portion of the Assignor's Loans under the Facility A Commitment and the Facility B Commitment specified in Item 5 of Schedule 1 hereto (the "Assigned Loans").

         The parties agree as follows:

         1. Assignment. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, without recourse to the Assignor, on the date set forth above (the "Assignment Date") (a) all right, title, and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Loan Agreement with respect to the Assigned Commitments. As full consideration for the sale of the Assigned Loans and the Assigned Commitments, the Assignee shall pay to the Assignor on the Assignment Date such amount as shall have been agreed to between the Assignor and the Assignee (the "Purchase Price").

         2. Consents and Undertaking. The Administrative Agent and the Borrower hereby consent to the assignment made herein, and the Borrower hereby undertakes within five (5) Business Days from the Assignment Date to provide new Facility A Notes and Facility B Notes to the Administrative Agent, for the benefit of the Assignee and the Assignor, as appropriate to reflect the portion of the Facility A Commitment and the Facility B Commitment, as appropriate, held by each of the Assignee and the Assignor after giving effect to the assignment contemplated by this Agreement. The Assignor agrees on the Business Day following receipt by the Administrative Agent of the new Notes, to return its superseded Note to the Administrative Agent, which shall thereupon transmit the new Notes to the Assignor and the Assignee and the superseded Notes to the Borrower for cancellation.

         3. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other, to the Administrative Agent and to the Borrower that (a) it has full power and legal right to execute and deliver this Agreement and to perform the provisions of this Agreement; (b) the execution, delivery, and performance of this Agreement have been authorized by all necessary action, corporate or otherwise, on its part and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, as to enforcement of remedies, to the following qualifications:
(i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Assignee or the Assignor, as the case may be). The Assignee further represents and warrants to the

Assignor, the Administrative Agent and the Borrower that its purchase of the Assigned Loans and the Assigned Commitments does not constitute a "prohibited transaction" as defined in Section 4.1(m) of the Loan Agreement.

         4. Condition Precedent. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the condition that (a) the Assignor shall have received payment in full of the Purchase Price and (b) the Assignor and the Assignee shall have complied with other applicable provisions of Section 11.5 of the Loan Agreement.

         5. Notice of Assignment. The Assignor hereby gives notice of the assignment and assumption of the Assigned Loans and the Assigned Commitments to the Administrative Agent and hereby instructs the Borrower to make payments with respect to the Assigned Loans and the Assigned Commitments directly to the Administrative Agent for the benefit of the Assignee as provided in the Loan Agreement; provided, however, that the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with the Assignor in connection with the interests so assigned until (i) the Administrative Agent shall have received a copy of this Assignment and Assumption Agreement duly executed by the Assignor, the Assignee, and the Borrower, and shall have received the assignment fee described in Section 11.5 of the Loan Agreement, and
(ii) the Assignor shall have delivered to the Administrative Agent any Notes that shall be subject to the assignment. From and after the date (the "Effective Date") on which the Administrative Agent shall notify the Borrower, the Assignee and the Assignor that (i) and (ii) have occurred and all consents (if any) required have been given, the Assignee shall be deemed to be a party to the Loan Agreement and, to the extent that rights and obligations thereunder shall have been assigned to Assignee as provided herein, shall have the rights and obligations of a Bank under the Loan Agreement. After the Effective Date, and with respect to all such amounts accrued from the Assignment Date, (a) all interest, principal, fees, and other amounts that would otherwise be payable to the Assignor in respect of the Assigned Loans and the Assigned Commitments shall be paid to the Assignee, (b) if the Assignor receives any payment on account of the Assigned Loans or the Assigned Commitments that is payable to the Assignee, the Assignor shall promptly deliver such payment to the Assignee, and (c) if the Assignee receives any payment in respect of Obligations of the Borrower accrued prior to the Effective Date, then Assignee shall pay over the same to Assignor. The Assignee agrees to deliver to the Borrower and the Administrative Agent on or before the Effective Date such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Loan Agreement without deduction or withholding of tax.

         6. Independent Investigation. The Assignee acknowledges that it is purchasing the Assigned Loans and the Assigned Commitments from the Assignor without recourse and, except as provided in Section 3(a) hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loans and the Assigned Commitments and has received copies of all Loan Documents that it has requested. Except for the representations or warranties set forth in Section 3(a), the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectibility, interest rate, repayment schedule, or accrual status of the Assigned Loans or the Assigned Commitments, the legality, validity, genuineness, or enforceability of the Loan Agreement, the Notes, or any other Loan Document referred to in or delivered pursuant to the Loan Agreement, or the financial condition or creditworthiness of the Borrower. The Assignor has not acted and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Loan Agreement or this Agreement. From and after the Effective Date, the Assignor shall have no rights or obligations with respect to the Assigned Loans or the Assigned Commitments.

         7. Method of Payment. All payments to be made by the Assignor or the Assignee party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

         8. Appointment and Authorization. The Assignee hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans and in its Notes irrevocably to appoint and authorize, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Managing Agents to take such actions as its agents on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto.

         9. Integration. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Loan Agreement or other Loan Documents) as to the subject matter hereof.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

         11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed in New York.

         IN WITNESS WHEREOF, the Assignor and Assignee have executed, and delivered this Agreement as of the date first above written.

                                         [ASSIGNOR]

                                         By:
                                             -----------------------------------
                                             Title:
                                                    ----------------------------

                                         [ASSIGNEE]

                                         By:
                                             -----------------------------------
                                             Title:
                                                    ----------------------------

Agreed and Accepted:

METROCALL, INC.,
a Delaware corporation

By:
    -------------------------------
Title :                            ]
        ---------------------------

Acknowledged:
TORONTO DOMINION (TEXAS), INC.,
as Administrative Agent

By:
    -------------------------------
Title :
        ---------------------------

                                   SCHEDULE 1

                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                   relating to

           Amended and Restated Loan Agreement Among Metrocall, Inc.;
           such financial institutions defined as "Banks" thereunder;
            The First National Bank of Boston, as Syndication Agent;
               The Toronto-Dominion Bank, as Documentation Agent;
                          The Toronto-Dominion Bank and
             The First National Bank of Boston, as Managing Agents;
          and Toronto Dominion (Texas), Inc., as Administrative Agent,
                         dated as of September 20, 1996

Item 1.    Assignor's Commitments:

                    Facility A Commitment                            $_________
                    Facility B Commitment                            $_________

Item 2.    Assignor's Loans                                          $_________

                    Facility A consisting of:
                              Base Rate Loans                        $_________
                              Eurodollar Loans                       $_________

                    Facility B consisting of:
                              Base Rate Loans                        $_________
                              Eurodollar Loans                       $_________

Item 3.    Amount of Assigned Commitments:

                    Facility A Commitment                            $_________
                    Facility B Commitment                            $_________

Item 4.    Percentage of Commitments Assigned

                    Facility A Commitment Percentage                  ________%
                    Facility B Commitment Percentage                  ________%

Item 5.    Amount of Assigned Loans

                    Facility A consisting of:
                              Base Rate Loans                        $_________
                              Eurodollar Loans                       $_________

                    Facility B consisting of:
                              Base Rate Loans                        $_________
                              Eurodollar Loans                       $_________


Item 6.           Applicable Lending Office
                  of Assignee and Address for
                  Notices under the Loan
                  Agreement                            _________________________
                                                       _________________________
                                                       _________________________
                                                       _________________________

                               Notes to Schedule 1

         1. Insert the dollar amount of Assignor's Commitments under the Commitments prior to assignment.

         2. Insert the total amount of outstanding Loans of Assignor, showing a breakdown by type. Description of the type of Loan should conform to the description in the Loan Agreement.

         3. Insert the dollar amounts of the Assignor's Commitments under the Commitments, including outstanding Loans, being assigned.

         4. Assigned Commitments as a percentage of the total Commitments of all Banks.

         5. Insert the total amount of outstanding Loans of Assignor being assigned to Assignee. Description of the type of Loans should be consistent with Item 2.

         6. Insert the name and address of the applicable lending office of the Assignee.